                         [DEVELOPERS DIVERSIFIED LOGO]

                                   DEVELOPERS
                                  DIVERSIFIED
                                     REALTY

                         QUARTERLY FINANCIAL SUPPLEMENT

                            For the six months ended
                                  June 30, 2003

                          INVESTOR RELATIONS DEPARTMENT
                 3300 Enterprise Parkway - Beachwood, Ohio 44122
                      (216) 755-5500 - (216) 755-1500 (fax)
                                   www.ddr.com

DEVELOPERS DIVERSIFIED REALTY

Quarterly Financial Supplement
For the six months ended June 30, 2003

                           Developers Diversified Realty Corporation considers
                  portions of this information to be forward-looking statements within the meaning of Section 27A of the Securities Exchange Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended, with respect to the Company's expectation for future periods. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. For this purpose, any statements contained herein that are not historical fact may be deemed to be forward-looking statements. There are a number of important factors that could cause the results of the Company to differ materially from those indicated by such forward-looking statements, including among other factors, local conditions such as oversupply of space or a reduction in demand for real estate in the area, competition from other available space, dependence on rental income from real property or the loss of a major tenant and other matters described in the Management's Discussion and Analysis section of the Company's Form 10-K for the year ended December 31, 2002.

DEVELOPERS DIVERSIFIED REALTY

Quarterly Financial Supplement
For the six months ended June 30, 2003

                                TABLE OF CONTENTS

SECTION                                                                      TAB
--------------------------------------------------------------------------------
EARNINGS RELEASE & FINANCIAL STATEMENTS .................................    1.0

FINANCIAL SUMMARY .......................................................    2.0
    -    Financial Highlights                                                2.1
    -    Market Capitalization and Financial Ratios                          2.2
    -    Market Capitalization Summary                                       2.3
    -    Significant Accounting Policies                                     2.4

CONSOLIDATED AND WHOLLY OWNED FINANCIAL OPERATIONS ......................    3.0
    -    Summary of Capital Transactions                                     3.1
    -    Acquisitions, Dispositions, Expansions and Developments             3.2
    -    Summary of Consolidated Debt                                        3.3
    -    Summary of Consolidated Mortgage Principal Payments                 3.4
            & Corporate Debt Maturities

JOINT VENTURE SUMMARIES .................................................    4.0
    -    Joint Venture Financials                                            4.1
    -    Joint Venture Partnership Summaries                                 4.2

JOINT VENTURE FINANCIAL OPERATIONS ......................................    5.0
    -    Summary of Capital Transactions                                     5.1
    -    Acquisitions, Dispositions, Expansions and Developments             5.2
    -    Summary of Joint Venture Debt                                       5.3
    -    Summary of Pro Rata Joint Venture Debt                              5.4
    -    Summary of Joint Venture Mortgage Principal Payments                5.5

PORTFOLIO STATISTICS ....................................................    6.0

APPENDIX ................................................................    7.0
    -    Property Listing                                                    7.1
    -    Investor Information                                                7.2

                                                                    Exhibit 99.1

                    DEVELOPERS DIVERSIFIED REALTY CORPORATION

For Immediate Release:


Contact: Scott A. Wolstein                  William H. Schafer
         Chairman                           Senior Vice President
         Chief Executive Officer            Chief Financial Officer
         216-755-5500                       216-755-5775

                  DEVELOPERS DIVERSIFIED REALTY REPORTS AN 8.1%
    INCREASE IN FFO PER SHARE FOR THE THREE MONTH PERIOD ENDED JUNE 30, 2003


      CLEVELAND, OHIO, JULY 31, 2003 - Developers Diversified Realty Corporation (NYSE: DDR), a real estate investment trust ("REIT"), today announced that second quarter 2003 Funds From Operations ("FFO"), a widely accepted measure of REIT performance, on a per share basis was $0.67 (diluted) and $0.68 (basic) compared to $0.62 (diluted) and $0.63 (basic) per share for the same period in the previous year, a per share increase of 8.1% diluted and 7.9% basic. FFO reached $58.6 million for the quarter ended June 30, 2003, as compared to $41.2 million for 2002. Net income for the three month period ended June 30, 2003 was $68.4 million, or $0.66 per share (diluted) and $0.67 (basic), compared to second quarter 2002 net income of $23.2 million, or $0.25 per share (diluted) and $0.25 (basic), an increase of 164% diluted and 168% basic. An increase in net income of $27.9 million, or $0.32 per share (diluted), is due to the gain on sale of assets, which is not included in FFO. The remainder of the increase is attributable to a full quarter of operations from the merger with JDN Realty Corporation ("JDN") on March 13, 2003 and core operations and a reduction in minority interest expense associated with preferred operating partnership units which were redeemed in 2003.

      On a per share basis, FFO (diluted) was $1.35 and $1.25 for the six month periods ended June 30, 2003 and 2002, respectively, an increase of 8.0%. FFO for the six months ended June 30, 2003 was $107.9 million compared to FFO for the six month period ended June 30, 2002 of $81.3 million. Net income for the six month period ended June 30, 2003 was $106.8 million, or $1.06 per share (diluted), compared to net income of $47.2 million, or $0.52 per share (diluted) for the prior comparable period. An increase in net income of $22.8 million is due to the net gain on sale of real estate assets. The remainder of the increase in net income is attributable to the merger with JDN on March 13, 2003 and core operations and a reduction in minority interest expense associated with preferred operating partnership units which were redeemed in 2003.

      Scott A. Wolstein, DDR's chairman and chief executive officer stated, "We are pleased to report this quarter's earnings growth, which was achieved concurrently with dramatic positive changes to the Company's balance sheet. This improvement enhanced the quality of earnings, reduced interest rate risk from variable rate indebtedness, and strengthened the Company's financial flexibility. During the second quarter, both rating agencies upgraded Developers Diversified's corporate credit outlook from Negative to Stable. We completed several capital markets transactions, including a $300 million bond issuance in July 2003 at spreads roughly half their level six months ago. In addition, we issued $385 million of new preferred stock in March and July to refinance higher yielding preferred issuances. These improvements to the Company's financial strength have long-term benefits to shareholders' interests."

      Management believes that FFO provides an additional indicator of the financial performance of a REIT. The Company also believes that FFO appropriately measures the core operations of the Company and provides a benchmark to its peer group. FFO does not represent cash generated from operating activities in accordance with generally accepted accounting principles and is not necessarily indicative of cash available to fund cash needs and should not be considered as an alternative to net income as an indicator of the Company's operating performance or as an alternative to cash flow as a measure of liquidity. FFO is defined and calculated by the Company as net income, adjusted to exclude: (i) preferred dividends, (ii) gains (or losses) from sales of depreciable real estate property, except for those sold through the Company's merchant building program, which are presented net of taxes, (iii) sales of securities, (iv) extraordinary items and (v) certain non-cash items. These non-cash items principally include real property depreciation, equity income from joint ventures and equity income from minority equity investments and adding the Company's proportionate share of FFO from its unconsolidated joint ventures and minority equity investments, determined on a consistent basis. Other real estate companies may calculate FFO in a different manner. A reconciliation of net income to FFO is presented in the financial highlights section.

LEASING:

      Leasing activity continues to be strong throughout the portfolio. During the second quarter of 2003, the Company executed 72 new leases aggregating approximately 291,500 square feet and 112 renewals aggregating approximately 585,600 square feet. Rental rates on new leases increased by 17.4% to $15.77 per square foot and rental rates on renewals increased by 6.7 % to $13.48 per square foot. On a blended basis, rental rates for new leases and renewals increased by 7.8% to $13.69 per square foot.

      At June 30, 2003, the average annualized base rent per occupied square foot, including those properties owned through joint ventures, was $10.49. Excluding the impact of the properties acquired through the JDN merger, the average annualized base rent per occupied square foot for the portfolio was $10.85, as compared to $10.40 at June 30, 2002.

      As of June 30, 2003, the portfolio was 94.3% leased. Excluding the impact of the properties acquired through the JDN merger, the portfolio was 94.9% leased, as compared to 95.1% at June 30, 2002. These percentages include tenants for which signed leases have been executed and occupancy has not occurred. Based on tenants in place and responsible for paying rent as of June 30, 2003, the portfolio was 93.8% occupied. Excluding the impact of the properties acquired through the JDN merger, the portfolio was 94.8% occupied, as compared to 93.3% at June 30, 2002.

      Same store tenant sales performance over the trailing 12 month period within the Company's portfolio remained strong at approximately $235 per square foot for those tenants required to report. Aggregate base and percentage rental revenues relating to Core Portfolio Properties (i.e., shopping center properties owned since January 1, 2002, excluding properties under redevelopment) increased approximately $2.1 million (or 2.4%) for the six month period ended June 30, 2003, compared to the same period in 2002.

STRATEGIC TRANSACTIONS:

      The Company and Coventry Real Estate Advisors ("CREA") announced the joint acquisition of the first property in connection with CREA's formation of Coventry Real Estate Fund II (the "Fund"). The Fund was formed with several institutional investors and CREA as the investment manager. The Fund and DDR have agreed to jointly acquire value-added retail properties in the United States. CREA is seeking to raise up to $250 million of equity to invest exclusively in joint ventures with DDR. The Fund will invest in a variety of well-located retail properties that present opportunities for value creation, such as retenanting, market repositioning, redevelopment or expansion.

      DDR will co-invest 20% in each joint venture and will be responsible for day-to-day management of the properties. Pursuant to the terms of the joint venture, DDR will earn fees for property management, leasing and construction management plus a promoted interest, along with Coventry, above a 10% preferred return after return of capital to investors.

      The first property acquired by the joint venture, Ward Parkway, is a 712,000 square foot shopping center located in suburban Kansas City, Missouri that was purchased for approximately $48.4 million. Ward Parkway was built in 1959 as a three-anchor regional enclosed mall and redevelopment began in 2001. A portion of the property has been converted to an open-air center. The property is anchored by Target, Dillard's, AMC Theater, Pier One Imports, SteinMart, Dick's Sporting Goods, 24-Hour Fitness and T.J. Maxx. DDR will complete the remainder of the redevelopment by converting approximately 150,000 square feet of enclosed mall space to an open-air format. The property offers additional opportunities to add value through the leasing and development of an outparcel and 12 acres of excess land.

      In May 2003, the Company completed the formation of DDR Markaz LLC, a joint venture transaction with an investor group led by Kuwait Financial Centre
- Markaz (a Kuwaiti publicly traded company). The Company contributed seven retail properties to the joint venture. The properties are located in Richmond, California; Oviedo, Florida; Tampa, Florida; Highland, Indiana; Grove City, Ohio; Toledo, Ohio and Winchester, Virginia. In connection with this formation, DDR Markaz LLC secured $110 million, non-recourse, five-year, CMBS financing at a fixed interest rate of 4.13%. Proceeds from the transaction were used to repay variable rate indebtedness. The Company retained a 20% ownership interest in the seven properties and received cash proceeds of approximately $156 million. The Company earns fees for asset management, property management, leasing, out-parcel sales and construction management.

      During the first quarter of 2003, the Company's and JDN's shareholders approved a definitive merger agreement pursuant to which JDN shareholders received 0.518 shares of DDR in exchange for each share of JDN stock on March 13, 2003. The transaction valued JDN at approximately $1.1 billion, which included approximately $576 million of assumed debt at the carrying amount and $50 million of preferred voting stock. DDR acquired 102 retail assets aggregating 23 million square feet including 16 development properties comprising approximately 6 million square feet of total GLA.

      In March 2002, the Company announced its participation in a joint venture with Lubert-Adler Funds and Klaff Realty, L.P., which was awarded asset designation rights for all of the retail real estate interests of the bankrupt estate of Service Merchandise Corporation. The Company has a 25% interest in the joint venture. In addition, the Company earns fees for the management, leasing, development and disposition of the real estate portfolio. The designation rights enable the joint venture to determine the ultimate use and disposition of the real estate interests held by the bankrupt estate. At June 30, 2003, the portfolio consisted of approximately 80 Service Merchandise retail sites totaling approximately 4.6 million square feet. The transaction was approved in 2002 by the U.S. Bankruptcy Court in Nashville, Tennessee and subsequently the designation rights were transferred to the joint venture.

EXPANSIONS:

      For the six month period ended June 30, 2003, the Company completed expansions and redevelopments at five shopping centers located in Birmingham, Alabama; Brandon, Florida; North Canton, Ohio; Fayetteville, North Carolina and Taylorsville, Utah at an aggregate cost of approximately $23.3 million. The Company is currently expanding/redeveloping eight shopping centers located in North Little Rock, Arkansas; Bayonet Point, Florida; Tucker, Georgia; Aurora, Ohio; Tiffin, Ohio; Erie, Pennsylvania; Monaca, Pennsylvania and Riverdale, Utah at a projected incremental cost of approximately $25.7 million. The Company is also scheduled to commence an additional expansion project at the Princeton, New Jersey shopping center.

      For the six month period ended June 30, 2003, one of the Company's joint ventures completed expansions and redevelopments at two shopping centers located in Shawnee, Kansas and North Olmsted, Ohio at an aggregate cost of approximately $4.4 million. The Company's joint ventures are currently expanding/redeveloping two shopping centers located in San Ysidro, California and Deer Park, Illinois at a projected incremental cost of approximately $18.2 million.

DEVELOPMENT (CONSOLIDATED):

      During the six month period ended June 30, 2003, the Company completed the construction of five shopping centers located in Fayetteville, Arkansas; Aurora, Colorado; Parker, Colorado; St. John's, Missouri and Frisco, Texas.

      The Company currently has 16 shopping center projects under construction, 14 of which resulted from the merger with JDN. These projects are located in Meridian, Idaho (Phase II of the existing shopping center); Long Beach, California; Sacramento, California; Fort Collins, Colorado; Parker, Colorado; Lithonia, Georgia; McDonough, Georgia; Overland Park, Kansas; Chesterfield, Michigan; Grandville, Michigan; Lansing, Michigan; Coon Rapids, Minnesota; Apex, North Carolina; Hamilton, New Jersey; Erie, Pennsylvania; Irving, Texas and Mesquite, Texas. These projects are scheduled for completion during 2003 and 2004 and will create an additional 3.1 million square feet of retail space.

      The Company anticipates commencing construction on four additional shopping centers located in Norwood, Massachusetts; St. Louis, Missouri; Mt. Laurel, New Jersey and McKinney, Texas.

DEVELOPMENT (JOINT VENTURES):

      The Company has joint venture development agreements for three shopping center projects. These three projects have an aggregate projected cost of approximately $96.7 million and are currently scheduled for completion during 2003 and 2004. At June 30, 2003, approximately $84.6 million of costs were incurred in relation to these development projects. The projects located in Long Beach, California (City Place) and Austin, Texas are being financed through the Prudential/DDR Retail Value Fund. The other project is located in St. Louis, Missouri.

ACQUISITIONS:

      In April 2003, the Company acquired its partner's 51% equity interest in a shopping center located in Suwanee, Georgia for approximately $18 million. Upon acquisition, the Company repaid the mortgage debt assumed of $28.6 million. Additionally, the Company acquired its partner's 50% equity interest in a shopping center located in Leawood, Kansas for approximately $15.3 million, net of debt assumed of $53 million. In June 2003, the Company purchased through a 20% owned joint venture a 712,000 square foot center in Kansas City, Missouri for $48.4 million (See Strategic Transactions).

DISPOSITIONS:

      In May 2003, the Company transferred approximately $169 million of real estate assets to a new joint venture, DDR Markaz LLC, and recognized a gain of approximately $26.3 million (See Strategic Transactions). In April 2003, the Company sold three business center properties aggregating 0.4 million square feet of gross leasable area for approximately $14.0 million and recognized a gain of approximately $0.6 million. In April and May 2003, the Company sold four properties, aggregating 0.2 million square feet of GLA acquired in the merger with JDN for approximately $24 million and recognized a gain of $0.2 million. These properties are located in Gulf Breeze, Florida (Walgreen's); Buford, Georgia; Fayetteville, Georgia and Lilburn, Georgia (Lowe's). In June 2003, the Company also sold a shopping center located in Anderson, South Carolina for approximately $1.4 million and recognized a gain of approximately $0.4 million.

      In April 2003, one of the Company's Retail Value Program joint ventures, in which the Company has a 24.75% ownership interest, sold a 15,000 square foot shopping located in Kansas City, Missouri for approximately $2.6 million and recognized a gain of $0.3 million of which the Company's proportionate share was $0.1 million. In June 2003, the Company's Community Centers VI joint venture, in which the Company has a 50% ownership interest, sold a 211,000 square foot shopping located in St. Louis, Missouri for approximately $22.0 million and recognized a gain of $5.2 million of which the Company's proportionate share was $2.6 million.

FINANCINGS:

      In June 2003, the Company announced the sale of $205 million of Class H Cumulative Redeemable Preferred Shares with an annual dividend coupon of 7.375%. In addition, the Company called all outstanding shares of its 8.375% Class C Depositary Cumulative Preferred Shares aggregating $100 million on July 28, 2003 and provided notices for redemption for all outstanding shares of its 8.68% Class D Depositary Cumulative Preferred Shares aggregating $54 million for redemption on August 20, 2003. The sale of $205 million of Class H Cumulative Redeemable Preferred Shares closed on July 28, 2003. The Company also intends to call its 9.375%, $50 million Voting Preferred Shares for redemption in September 2003.

      In July 2003, the Company issued $300 million of seven-year senior unsecured notes with a coupon rate of 4.625%. These notes are due August 1, 2010 and were offered at 99.843% of par. Proceeds from this offering were used to repay borrowings under the Company's unsecured credit facility and to selectively prepay secured mortgage financing.

      Developers Diversified Realty Corporation currently owns and manages approximately 400 retail operating and development properties in 44 states comprising over 83 million square feet of real estate. DDR is a self-administered and self-managed real estate investment trust (REIT) operating as a fully integrated real estate company which acquires, develops, leases and manages shopping centers.

      A copy of the Company's Supplemental Financial/Operational package is available to all interested parties upon written request at our corporate office to Michelle A. Mahue, Vice President of Investor Relations, Developers Diversified Realty Corporation, 3300 Enterprise Parkway, Beachwood, OH 44122 or on our Website which is located at http:/www.ddr.com.

      Developers Diversified Realty Corporation considers portions of this information to be forward-looking statements within the meaning of Section 27A of the Securities Exchange Act of 1933 and Section 21 E of the Securities Exchange Act of 1934, both as amended, with respect to the Company's expectation for future periods. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. For this purpose, any statements contained herein that are not historical fact may be deemed to be forward looking statements. There are a number of important factors that could cause the results of the Company to differ materially from those indicated by such forward-looking statements, including, among other factors, local conditions such as oversupply of space or a reduction in demand for real estate in the area, competition from other available space, dependence on rental income from real property or the loss of a major tenant. For more details on the risk factors, please refer to the Company's Form on 10-K as of December 31, 2002.

                    DEVELOPERS DIVERSIFIED REALTY CORPORATION
                              FINANCIAL HIGHLIGHTS
                     (IN THOUSANDS - EXCEPT PER SHARE DATA)

                                                                           Three Month Period                 Six Month Period
                                                                              Ended June 30,                   Ended June 30,
                                                                         2003              2002            2003             2002
                                                                       ---------        ---------        ---------        ---------
REVENUES:
   Minimum rent (A)                                                    $  91,726        $  60,973        $ 165,547        $ 121,264
   Percentage and overage rents (A)                                        1,292              564            2,477            1,470
   Recoveries from tenants                                                23,214           16,778           42,939           32,278
   Ancillary income                                                          448              322              796              665
   Other property related income                                             233              350              308              574
   Management fee income                                                   2,528            2,599            5,132            5,362
   Development fees                                                          344              301              673              806
   Interest income                                                         1,156            1,883            2,759            2,560
   Other (B)                                                               2,858            1,004            5,921            4,739
                                                                       ---------        ---------        ---------        ---------
                                                                         123,799           84,774          226,552          169,718
                                                                       ---------        ---------        ---------        ---------
EXPENSES:

    Operating and maintenance                                             15,153            9,888           28,320           19,133
    Real estate taxes                                                     14,351           10,770           26,524           20,748
    General and administrative (C)                                        11,189            6,893           18,913           13,381
    Interest                                                              23,136           19,028           42,128           37,887
    Impairmant charge(D)                                                   2,640                -            2,640                -
    Depreciation and amortization                                         24,296           17,321           44,116           38,229
                                                                       ---------        ---------        ---------        ---------
                                                                          90,765           63,900          162,641          129,378
                                                                       ---------        ---------        ---------        ---------
Income before equity in net income of joint ventures,
   minority equity interests, discontinued operations
   and gain on sales of real estate and real estate
   investments                                                            33,034           20,874           63,911           40,340

Equity in net income of joint ventures (E)                                 6,797           10,890           16,896           17,617
Minority equity interests (F)                                               (873)          (5,595)          (3,938)         (11,200)
                                                                       ---------        ---------        ---------        ---------
Income from continuing operations                                         38,958           26,169           76,869           46,757
Income (loss) from discontinued operations (G)                             1,398           (3,000)           1,673           (2,411)
                                                                       ---------        ---------        ---------        ---------
Income before gain on sales of real estate and real estate
  investments                                                             40,356           23,169           78,542           44,346
Gain on sales of real estate and real estate investments                  28,046               75           28,245            2,829
                                                                       ---------        ---------        ---------        ---------
NET INCOME                                                             $  68,402        $  23,244        $ 106,787        $  47,175
                                                                       =========        =========        =========        =========
NET INCOME, APPLICABLE TO COMMON SHAREHOLDERS                          $  57,140        $  16,162        $  83,650        $  33,098
                                                                       =========        =========        =========        =========

FUNDS FROM OPERATIONS ("FFO"):

   Net income applicable to common shareholders                        $  57,140        $  16,162        $  83,650        $  33,098
   Depreciation and amortization of real estate investments               23,973           17,277           43,694           38,208
   Equity in net income of joint ventures                                 (6,797)         (10,890)         (16,896)         (17,617)
   Joint ventures' FFO (E)                                                 8,149           14,755           15,943           23,351
   Minority equity interests (OP Units)                                      482              378              859              762
   Original issuance costs associated with the Preferred OP Units
      redeemed (H)                                                          --               --              4,990             --
   (Gain) loss on sales and impairment charge on depreciable real
      estate and real estate investments, net                            (24,377)           3,526          (24,377)           3,526
                                                                       ---------        ---------        ---------        ---------

   FFO                                                                 $  58,570        $  41,208        $ 107,863        $  81,328
                                                                       =========        =========        =========        =========
   Per share data:
     Earnings per common share
        Basic                                                          $    0.67        $    0.25        $    1.08        $    0.53
                                                                       =========        =========        =========        =========
        Diluted                                                        $    0.66        $    0.25        $    1.06        $    0.52
                                                                       =========        =========        =========        =========
   Dividends Declared                                                  $    0.41        $    0.38        $    0.82        $    0.76
                                                                       =========        =========        =========        =========
   Funds From Operations - Basic (I)                                   $    0.68        $    0.63        $    1.37        $    1.27
                                                                       =========        =========        =========        =========
   Funds From Operations - Diluted (I)                                 $    0.67        $    0.62        $    1.35        $    1.25
                                                                       =========        =========        =========        =========
   Basic - average shares outstanding (thousands)                         85,031           64,442           77,626           62,726
                                                                       =========        =========        =========        =========
   Diluted - average shares outstanding (thousands)                       87,667           65,589           79,981           63,766
                                                                       =========        =========        =========        =========

(A) Increases in base and percentage rental revenues for the six month period ended June 30, 2003 as compared to 2002, aggregated $44.2 million consisting of $2.1 million related to leasing of core portfolio properties (an increase of 2.4% from 2002), $16.2 million from the acquisition of thirteen shopping centers in 2002 and 2003, $26.9 million is attributed to the JDN merger and $1.3 million relating to developments and redevelopments. These amounts were offset by a decrease of $0.3 million relating to the business center properties and $2.0 million due to the transfer of eight properties to joint ventures in 2002 and 2003. Included in the rental revenues for the six month period ended June 30, 2003 and 2002 is approximately $3.0 million and $1.9 million, respectively, of revenue resulting from the recognition of straight line rents.

(B) Other income for the three month period ended June 30, 2003 and 2002 included approximately $2.5 million and $1.2 million, respectively, in lease termination revenue. Other income for the six month period ended June 30, 2003 and 2002 included approximately $2.8 million in lease termination revenue in each year. Other income for the six month period ended June 30, 2003 includes approximately $2.4 million of income from the settlement of a call option relating to the MOPPRS debt assumed from JDN. Included in other income for the period ended June 30, 2003 and 2002 was approximately $0.7 million and $2.3 million, respectively, relating to the sale of certain option rights (2003) and the sale of development rights to the Wilshire project in Los Angeles, California in 2002. Offsetting these revenues for the six months ended June 30, 2003 and 2002 was a charge of $0.3 million relating to the write-off of abandoned development projects in each year.

(C) General and administrative expenses include internal leasing salaries, legal salaries and related expenses associated with the releasing of space, which are charged to operations as incurred. For the six month periods ended June 30, 2003 and 2002, general and administrative expenses were approximately 5.3% and 4.5%, respectively, of total revenues, including joint venture revenues, for each period. In addition to increases attributable to the merger with JDN in March 2003, included in the three and six month periods ended June 30, 2003 general and administrative expense is approximately $2.0 million and $2.5 million, respectively, of non-cash executive management incentive compensation primarily associated with performance unit grants which compares to $0.3 million and $0.8 million, respectively, during the same periods of 2002. The increase of $1.7 million is attributed to the increase in the Company's stock price in the second quarter of 2003. Excluding this additional non-cash incentive compensation, general and administrative expense, as a percentage of total revenues, including joint venture revenues, was approximately 4.7%.

(D) Impairment charge relates to the potential sale of two shopping center assets, aggregating 150,000 square feet of GLA, in 2003 with a projected loss of approximately $2.6 million.

(E) The following is a summary of the Company's share of the combined operating results relating to its joint ventures (in thousands):


                                                                    Three month period               Six month period
                                                                       ended June 30                , ended June 30
                                                                  2003 (b)        2002 (b)       2003 (b)         2002 (b)
                                                                  --------        --------       --------         --------

Revenues from operations (a)                                     $ 64,063        $ 55,113       $ 127,456        $ 109,435
                                                                 --------        --------       ---------        ---------

Operating expense                                                  24,640          18,790          47,577           37,144
Depreciation and amortization of real estate
  Investments                                                      10,000           8,024          20,993           15,740
Interest expense                                                   20,917          16,036          40,380           32,543
                                                                 --------        --------       ---------        ---------
                                                                   55,557          42,850         108,950           85,427
                                                                 --------        --------       ---------        ---------

Income from operations before gain on sale of real estate
  and real estate investments and tax expense                       8,506          12,263          18,506           24,008
Gain  on sale of real estate and real estate investments            3,090           5,473           2,332           10,925
Income from discontinued operations                                    61           2,469             268            5,172
Gain on sale of discontinued operations                             5,197           4,955          40,887           15,596
                                                                 --------        --------       ---------        ---------
Net income                                                       $ 16,854        $ 25,160       $  61,993        $  55,701
                                                                 ========        ========       =========        =========
DDR Ownership interests (b)                                      $  7,094        $ 11,342       $  17,531        $  19,328
                                                                 ========        ========       =========        =========

Funds From Operations from joint ventures are summarized as follows:

  Net income                                                     $ 16,854        $ 25,160       $  61,993        $  55,701
  Gain on sale of real estate and real estate investments,
     including discontinued operations                             (5,125)           --           (40,815)         (15,348)
  Depreciation and amortization of real estate
      investments                                                  10,068           8,601          21,481           18,104
                                                                 --------        --------       ---------        ---------
                                                                 $ 21,797        $ 33,761       $  42,659        $  58,457
                                                                 ========        ========       =========        =========
  DDRC Ownership interests (b)                                   $  8,149        $ 14,755       $  15,943        $  23,351
                                                                 ========        ========       =========        =========
  DDRC Partnership distributions received, net                   $ 12,669        $ 14,510       $  34,110        $  38,154
                                                                 ========        ========       =========        =========

                    DEVELOPERS DIVERSIFIED REALTY CORPORATION
                              FINANCIAL HIGHLIGHTS
                     (IN THOUSANDS - EXCEPT PER SHARE DATA)

(a) Revenues for the three month periods ended June 30, 2003 and 2002 included approximately $0.7 million and $0.8 million, respectively, resulting from the recognition of straight line rents of which the Company's proportionate share is $0.1 million and $0.3 million, respectively. Revenues for the six month periods ended June 30, 2003 and 2002 included approximately $1.6 million and $1.8 million, respectively, resulting from the recognition of straight line rents of which the Company's proportionate share is $0.4 million and $0.6 million, respectively.

(b) At June 30, 2003 and 2002, the Company owned joint venture interests relating to 54 and 51 shopping center properties, respectively. In addition, at June 30, 2003 and 2002, respectively, the Company owned through its 25% owned joint venture, 80 and 159 shopping center sites formerly owned by Service Merchandise.

      The Company's share of joint venture net income has been reduced by $0.7 million and $1.6 million for the six month periods ended June 30, 2003 and 2002, respectively, to reflect additional basis depreciation and the elimination of gain on sale in relation to a property acquired by the Company from a joint venture.

(F)   Minority Equity Interests are comprised of the following:

                                      Three Month Period           Six Month Period
                                         Ended June 30,             Ended June 30,
                                       2003         2002          2003          2002
                                       ----         ----          ----          ----

Minority interests                    $  391       $  447       $   843       $   897
Preferred Operating Partnership
   Units                                --          4,770         2,236         9,541
Operating Partnership Units              482          378           859           762
                                      ------       ------       -------       -------
                                      $  873       $5,595       $ 3,938       $11,200
                                      ======       ======       =======       =======

(G) The operating results relating to assets classified as discontinued operations are summarized as follows (in thousands):

                                                                  Three Month Period            Six Month Period
                                                                   Ended June 30,                 Ended June 30,
                                                                 2003            2002           2003          2002
                                                                 ----            ----           ----          ----
Revenues                                                        $   372        $ 1,368        $ 1,011        $ 2,950
                                                                -------        -------        -------        -------

Expenses:
    Operating                                                        46            322            102            694
    Depreciation                                                     51            336            269            730
    Interest                                                         83            184            173            411
                                                                -------        -------        -------        -------
                                                                    180            842            544          1,835
                                                                -------        -------        -------        -------
                                                                    192            526            467          1,115
Gain on sales of real estate and (impairment charge), net
                                                                  1,206         (3,526)         1,206         (3,526)
                                                                -------        -------        -------        -------
                                                                $ 1,398        $(3,000)       $ 1,673        $(2,411)
                                                                =======        =======        =======        =======

(H) Represents original issuance costs from the $180 million of preferred operating partnership units issued in 1999 and 2000. These preferred units were redeemed in March 2003 with the proceeds from the issuance of the Preferred Class G shares. This represents a non-cash charge to net income available to common shareholders and is not an adjustment to net income. Moreover, this treatment is consistent with the Company's redemption of previously redeemed preferred securities, which did not reflect an adjustment to net income available to common shareholders.

(I) For purposes of computing FFO per share (basic), the weighted average shares outstanding were adjusted to reflect the conversion, on a weighted average basis of 1.1 million and 0.9 million Operating Partnership Units (OP Units) outstanding at June 30, 2003 and 2002 into 1.1 million and 1.0 million common shares of the Company for the three month periods ended June 30, 2003 and 2002, respectively, and 1.0 million common shares of the Company for the six month periods ended June 20, 2003 and 2002. The weighted average diluted shares and OP Units outstanding were 87.8 million and 66.7 million for the three month periods ended June 30, 2003 and 2002, respectively, and 80.1 million and 64.9 million for the six month periods ended June 30, 2003 and 2002, respectively.

                    DEVELOPERS DIVERSIFIED REALTY CORPORATION
                              FINANCIAL HIGHLIGHTS
                                 (IN THOUSANDS)

Selected Balance Sheet Data:

                                               June 30, 2003    December 31, 2002
                                               -------------    -----------------
ASSETS:
Real estate and rental property:
         Land                                   $   845,073        $   488,292
         Buildings                                2,691,584          2,109,675
         Fixtures and tenant improvements            77,619             72,674
         Land under development                      87,420             20,028
         Construction in progress                   165,457            113,387
                                                -----------        -----------
                                                  3,867,153          2,804,056
Less accumulated depreciation                      (432,903)          (408,792)
                                                -----------        -----------
Real estate, net                                  3,434,250          2,395,264
Cash                                                 22,009             16,371
Advances to and investments in joint ventures       317,385            258,610
Notes receivable                                     12,775             11,662
Receivables, including straight line rent            77,795             60,074
Other assets                                         44,658             34,871
                                                -----------        -----------
                                                $ 3,908,872        $ 2,776,852
                                                ===========        ===========
LIABILITIES:
Indebtedness:
  Revolving credit facilities                   $   402,813        $   446,000
  Variable rate unsecured term debt                 300,000             22,120
  Unsecured debt                                    540,500            404,900
  Mortgage and other secured debt                   879,339            625,778
                                                -----------        -----------
                                                  2,122,652          1,498,798
  Dividends payable                                  35,197             25,378
  Other liabilities                                 131,647             92,070
                                                -----------        -----------
                                                  2,289,496          1,616,246
Minority interests                                   44,436            215,045
Shareholders' equity                              1,574,940            945,561
                                                -----------        -----------
                                                $ 3,908,872        $ 2,776,852
                                                ===========        ===========

                    DEVELOPERS DIVERSIFIED REALTY CORPORATION
                              FINANCIAL HIGHLIGHTS
                                 (IN THOUSANDS)

Selected Balance Sheet Data (Continued):

Combined condensed balance sheets relating to the Company's joint ventures are as follows:

                                                             June 30,         December 31,
                                                              2003                2002
                                                              ----                ----
Land                                                      $   431,870            368,520
Buildings                                                   1,353,331          1,219,947
Fixtures and tenant improvements                               28,175             24,356
Construction in progress                                      113,142             91,787
                                                          -----------        -----------
                                                            1,926,518          1,704,610
Accumulated depreciation                                     (149,576)          (153,537)
                                                          -----------        -----------

Real estate, net                                            1,776,942          1,551,073
Receivables, including straight line rent, net                 54,126             64,642
Investment in joint ventures                                   14,212             12,147
Leasehold interests                                            25,783             26,677
Other assets                                                   92,298             80,285
                                                          -----------        -----------
                                                          $ 1,963,361        $ 1,734,824
                                                          ===========        ===========
Mortgage debt (a)                                         $ 1,196,742        $ 1,129,310
Notes and accrued interest payable to DDRC                    110,234            106,485
Amounts payable to other partners                              76,058             71,153
Other liabilities                                              76,380             61,898
                                                          -----------        -----------
                                                            1,459,414          1,368,846
                       Accumulated equity                     503,947            365,978
                                                          -----------        -----------
                                                          $ 1,963,361        $ 1,734,824
                                                          ===========        ===========

(a) The Company's proportionate share of joint venture debt aggregated approximately $390.4 million and $387.1 million at June 30, 2003 and December 31, 2002, respectively.

\
                       $5.1 BILLION TOTAL CAPITALIZATION
                        AS OF JUNE 30, 2003(1), (2), (3)

[PIE CHART]

COMMON SHARES EQUITY(2)                $  2,469.0       49%
PERPETUAL PREFERRED STOCK              $    534.0       10%
FIXED RATE UNSECURED DEBT              $    433.3        8%
FLOATING RATE UNSECURED DEBT           $    100.0        2%
CONSTRUCTION FINANCE                   $    121.2        2%
VARIABLE RATE REVOLVING CREDIT
 AND TERM DEBT                         $    602.8       12%
FIXED RATE REVOLVING CREDIT DEBT       $    100.0        2%
MORTGAGE DEBT(3)                       $    758.1       15%

(1)  FIGURES IN MILLIONS UNLESS OTHERWISE NOTED.

(2) MARKET VALUE ($28.44 PER SHARE AS OF JUNE 30, 2003) INCLUDES OPERATING PARTNERSHIP UNITS EQUIVALENT TO APPROXIMATELY 1.1 MILLION OF THE COMPANY'S COMMON SHARES.

(3) DOES NOT INCLUDE PROPORTIONATE SHARE OF JOINT VENTURE DEBT AGGREGATING $390.4 MILLION.

DEVELOPERS DIVERSIFIED REALTY
Quarterly Financial Supplement
For the six months ended June 30, 2003
================================================================================


                                                                                     SIX MONTH          SIX MONTH
                                                                                    PERIOD ENDED       PERIOD ENDED
                                   FINANCIAL HIGHLIGHTS                                JUNE 30            JUNE 30
                        (IN THOUSANDS EXCEPT PER SHARE INFORMATION)                      2003              2002
                                                                                    ------------       ------------
FUNDS FROM OPERATIONS:
      Net Income Applicable to Common Shareholders                                  $     83,650       $     33,098
      Depreciation and Amortization of Real Estate Investments                      $     43,694       $     38,208
      Equity in Net Income From Joint Ventures                                     ($     16,896)     ($     17,617)
      Equity in Net Income From Minority Equity Investment                          $          0       $          0
      Joint Venture Funds From Operations                                           $     15,943       $     23,351
      Minority Equity Investment Funds From Operations                              $          0       $          0
      Operating Partnership Minority Interest Expense                                       $859       $        762
      Non-Recurring & Extraordinary Charges                                         $      4,990(7)    $          0
      Loss (Gain) on Sales of Real Estate                                          ($     24,377)      $      3,526
                                                                                    ------------       ------------
            FUNDS FROM OPERATIONS                                                   $    107,863       $     81,329
                                                                                    ============       ============

PER SHARE INFORMATION:
      Funds From Operations - Diluted                                               $       1.35       $       1.25
      Net Income - Diluted                                                          $       1.06       $       0.52
      Cash Dividends                                                                $       0.82       $       0.76

WEIGHTED AVERAGE SHARES AND OPERATING PARTNERSHIP UNITS, FFO                              80,119             64,892

TOTAL MARKET CAPITALIZATION (1)                                                     $  5,118,378       $  3,337,585
DEBT TO TOTAL MARKET CAPITALIZATION (1)                                                    41.33%             40.06%
DEBT TO TOTAL UNDEPRECIATED ASSETS, INVESTMENTS, CASH & NOTES REC.                         50.14%             46.16%
DIVIDEND PAYOUT RATIO (1)                                                                  65.62%(8)          61.31%

GEN. & ADMIN. EXPENSES AS A PERCENTAGE OF TOTAL REVENUES (2)                                5.27%              4.52%

GENERAL AND ADMINISTRATIVE EXPENSES                                                 $     18,913       $     13,381

REVENUES:
      DDR Revenues                                                                  $    227,913       $    172,744
      Joint Venture Revenues                                                        $    130,640       $    123,099
                                                                                    ------------       ------------
            TOTAL REVENUES (3)                                                      $    358,553       $    295,843
                                                                                    ============       ============

NET OPERATING INCOME:
      DDR Net Operating Income                                                      $    153,704       $    118,509
      Joint Venture Net Operating Income                                            $     82,169       $     82,267
                                                                                    ------------       ------------
            TOTAL NET OPERATING INCOME (4)                                          $    235,873       $    200,776
                                                                                    ============       ============

REAL ESTATE AT COST:
      DDR Real Estate at Cost                                                       $  3,867,153       $  2,607,842
      Joint Venture Real Estate at Cost (5)                                         $  2,012,103       $  1,851,297
                                                                                    ------------       ------------
            TOTAL REAL ESTATE AT COST (6)                                           $  5,879,255       $  4,459,139
                                                                                    ============       ============

                                                                                             YEAR ENDED DECEMBER 31
                     FINANCIAL HIGHLIGHTS                                   -------------------------------------------------------
             (IN THOUSANDS EXCEPT PER SHARE INFORMATION)                        2002             2001          2000        1999
                                                                            -----------   -----------    -----------    -----------
FUNDS FROM OPERATIONS:
      Net Income Applicable to Common Shareholders                          $   74,912     $   65,111     $   73,571     $   60,135
      Depreciation and Amortization of Real Estate Investments              $   76,462     $   63,200     $   52,975     $   51,497
      Equity in Net Income From Joint Ventures                             ($   32,769)   ($   17,010)   ($   17,072)   ($   20,621)
      Equity in Net Income From Minority Equity Investment                  $        0    ($    1,550)   ($    6,224)   ($    6,453)
      Joint Venture Funds From Operations                                   $   44,473     $   31,546     $   30,512     $   32,317
      Minority Equity Investment Funds From Operations                      $        0     $    6,448     $   14,856     $   12,965
      Operating Partnership Minority Interest Expense                       $    1,450     $    1,531     $    4,126     $    6,541
      Non-Recurring & Extraordinary Charges                                 $        0     $    2,895     $        0     $        0
      Loss (Gain) on Sales of Real Estate                                   $      454    ($   16,688)   ($   23,440)    $    1,664
                                                                            ----------     ----------     ----------     ----------
            FUNDS FROM OPERATIONS                                           $  164,983     $  135,482     $  129,303     $ 138,044
                                                                            ==========     ==========     ==========     ==========

PER SHARE INFORMATION:
      Funds From Operations - Diluted                                       $     2.50     $     2.38     $     2.19     $     2.05
      Net Income - Diluted                                                  $     1.16     $     1.17     $     1.31     $     0.95
      Cash Dividends                                                        $     1.52     $     1.48     $     1.44     $     1.40

WEIGHTED AVERAGE SHARES AND OPERATING PARTNERSHIP UNITS, FFO                    65,910         56,957         59,037         68,412

TOTAL MARKET CAPITALIZATION (1)                                             $3,460,243     $2,982,461     $2,490,917     $2,392,455
DEBT TO TOTAL MARKET CAPITALIZATION (1)                                          43.10%         43.87%         49.28%         48.15%
DEBT TO TOTAL UNDEPRECIATED ASSETS, INVESTMENTS, CASH & NOTES REC                48.26%         47.18%         47.82%         45.78%
DIVIDEND PAYOUT RATIO (1)                                                        60.93%         62.53%         65.19%         66.45%

GEN. & ADMIN. EXPENSES AS A PERCENTAGE OF TOTAL REVENUES (2)                      4.80%          4.25%          4.27%          4.09%

GENERAL AND ADMINISTRATIVE EXPENSES                                         $   29,392     $   24,175     $   20,449     $   17,774

REVENUES:
      DDR Revenues                                                          $  360,778     $  324,148     $  285,416     $  263,932
      Joint Venture Revenues                                                $  251,905     $  244,663     $  193,275     $  170,714
                                                                            ----------     ----------     ----------     ----------
            TOTAL REVENUES (3)                                              $  612,683     $  568,811     $  478,691     $  434,646
                                                                            ==========     ==========     ==========     ==========

NET OPERATING INCOME:
      DDR Net Operating Income                                              $  243,372     $  224,889     $  204,922     $  194,263
      Joint Venture Net Operating Income                                    $  167,573     $  166,545     $  136,440     $  119,544
                                                                            ----------     ----------     ----------     ----------
            TOTAL NET OPERATING INCOME (4)                                  $  410,945     $  391,433     $  341,362     $  313,807
                                                                            ==========     ==========     ==========     ==========

REAL ESTATE AT COST:
      DDR Real Estate at Cost                                               $2,804,056     $2,493,665     $2,161,810     $2,068,274
      Joint Venture Real Estate at Cost (5)                                 $1,785,165     $1,862,515     $1,522,493     $1,441,322
                                                                            ----------     ----------     ----------     ----------
            TOTAL REAL ESTATE AT COST (6)                                   $4,589,221     $4,356,179     $3,684,302     $3,509,596
                                                                            ==========     ==========     ==========     ==========

(1) See Market Capitalization and Financial Ratio section for detail calculation.

(2) The calculation includes joint venture revenues.

(3) Includes revenues from discontinued operations.

(4) Includes NOI associated with acquisitions, expansions and developments from completion date of said capital transactions.

(5) Includes gross up of assets shown as equity investment in joint ventures.

(6) Includes construction in progress (CIP) at June 30, 2003 of $382.2 million (includes $129.3 million of CIP included in joint ventures, of which $68.9 million represents the Company's proportionate share), and at December 31, 2002, 2001, 2000, 1999 CIP aggregated $237.8 million, $287.7 million,
    $305.4 million and $308.2 million, respectively.

(7) Original issuance costs associated with redemption of Preferred Operating Partnership Units.

(8) Includes the full dividend for shares issued in conjunction with the JDN merger, however, JDN operating results are only included in FFO subsequent to the merger date of 3/13/03.

    The recurring quarterly payout ratio is expected to approximate 60% for the remainder of 2003.

                                                        Financial Highlights 2.1

DEVELOPERS DIVERSIFIED REALTY
Quarterly Financial Supplement
For the six months ended June 30, 2003
================================================================================

                                                                SIX MONTH
                                                               PERIOD ENDED                   YEAR ENDED DECEMBER 31
                                                                 JUNE 30       ----------------------------------------------------
      MARKET CAPITALIZATION & FINANCIAL RATIOS                     2003           2002         2001           2000          1999
                                                               ------------    ----------    ----------    ----------    ----------
DDR RATIO OF DEBT TO TOTAL MARKET CAP:
      Total Debt                                                 $2,115,376    $1,491,481    $1,308,301    $1,227,575    $1,152,051
      Total Market Capitalization *                              $5,118,378    $3,460,243    $2,982,461    $2,490,917    $2,392,455
                                                               ------------    ----------    ----------    ----------    ----------
                                                                      41.33%        43.10%        43.87%        49.28%        48.15%

DDR DEBT TO UNDEPRECIATED REAL ESTATE ASSETS,
      INVESTMENTS AND NOTES RECEIVABLE                                50.14%        48.26%        47.18%        47.82%        45.78%

DDR, INCLUDING PROPORTIONATE SHARE OF JV DEBT,
      TOTAL MARKET CAPITALIZATION:
      Total Debt *                                               $2,505,735    $1,878,575    $1,688,904    $1,550,398    $1,618,685
      Total Market Capitalization *                              $5,508,737    $3,847,336    $3,363,064    $2,813,740    $2,859,088
                                                               ------------    ----------    ----------    ----------    ----------
                                                                      45.49%        48.83%        50.22%        55.10%        56.62%
DDR & JV DEBT TO UNDEPRECIATED REAL ESTATE ASSETS,
      INVESTMENTS & NOTES RECEIVABLE                                  54.76%        54.20%        53.85%        54.54%        54.12%

INTEREST COVERAGE RATIO:
      Interest Expense                                           $   42,301    $   77,208    $   81,770    $   77,030    $   68,023
      FFO Before Interest and Preferred Dividends *              $  170,333    $  287,586    $  263,595    $  248,896    $  238,486
                                                               ------------    ----------    ----------    ----------    ----------
                                                                       4.03          3.72          3.22          3.23          3.51
DEBT SERVICE COVERAGE RATIO:
      Debt Service *                                             $   46,800    $   83,958    $   88,764    $   82,103    $   73,022
      FFO Before Interest and Preferred Dividends *              $  170,333    $  287,586    $  263,595    $  248,896    $  238,486
                                                               ------------    ----------    ----------    ----------    ----------
                                                                       3.64          3.43          2.97          3.03          3.27
FIXED CHARGES (INCLUDING PREFERRED DIVIDENDS) COVERAGE
  RATIO
      Fixed Charges                                              $   66,969    $  129,353    $  135,107    $  124,666    $  105,440
      FFO Before Interest and Preferred Dividends *              $  170,333    $  287,586    $  263,595    $  248,896    $  238,486
                                                               ------------    ----------    ----------    ----------    ----------
                                                                       2.54          2.22          1.95          2.00          2.26
DIVIDEND PAYOUT RATIO
      Common Share Dividends and Operating Partnership
      Interest                                                   $   70,783    $  100,531    $   84,721    $   84,297    $   91,736
      Funds From Operations                                      $  107,863    $  164,983    $  135,482    $  129,303    $  138,044
                                                               ------------    ----------    ----------    ----------    ----------
                                                                       0.66(1)       0.61          0.63          0.65          0.66

*  See Attached for Detail Calculation

(1) Includes the full dividend for shares issued in conjunction with the JDN merger, however, JDN operating results are only included in FFO subsequent to the merger date of 3/13/03. The recurring quarterly payout ratio is expected to approximate 60% for the remainder of 2003.

                                  Market Capitalization and Financial Ratios 2.2

DEVELOPERS DIVERSIFIED REALTY
Quarterly Financial Supplement
For the six months ended June 30, 2003
================================================================================

                                                                   SIX MONTH
                                                                  PERIOD ENDED                YEAR ENDED DECEMBER 31
                                                                    JUNE 30      -------------------------------------------------
                                                                      2003          2002         2001         2000         1999
                                                                  ------------   ----------   ----------   ----------   ----------
DDR TOTAL MARKET CAPITALIZATION
     Common Shares Outstanding                                          85,686       66,609       59,455       54,880       59,504
     Operating Partnership Units Outstanding                             1,129          911        1,038        1,051        4,702
                                                                  ------------   ----------   ----------   ----------   ----------
          Total                                                         86,814       67,520       60,493       55,932       64,206
     Share Price                                                  $    28.4400   $  21.9900   $  19.1000   $  13.3125   $  12.8750
                                                                  ------------   ----------   ----------   ----------   ----------
     Market Value of Common Shares                                $  2,469,001   $1,484,762   $1,155,410   $  744,592   $  826,654

     Preferred Shares at Book Value                               $    534,000   $  304,000   $  303,750   $  303,750   $  303,750
     Preferred Units and Warrant                                  $          0   $  180,000   $  215,000   $  215,000   $  110,000
     Total Debt                                                   $  2,115,376   $1,491,481   $1,308,301   $1,227,575   $1,152,051
                                                                  ------------   ----------   ----------   ----------   ----------
                  TOTAL MARKET CAPITALIZATION                     $  5,118,378   $3,460,243   $2,982,461   $2,490,917   $2,392,455
                                                                  ============   ==========   ==========   ==========   ==========

DDR TOTAL MARKET CAPITALIZATION - INCLUDING
  PROPORTIONATE SHARE OF JV DEBT
     Common Shares Outstanding                                          85,686       66,609       59,455       54,880       59,504
     Operating Partnership Units Outstanding                             1,129          911        1,038        1,051        4,702
                                                                  ------------   ----------   ----------   ----------   ----------
          Total                                                         86,814       67,520       60,493       55,932       64,206
     Share Price                                                  $    28.4400   $  21.9900   $  19.1000   $  13.3125   $  12.8750
                                                                  ------------   ----------   ----------   ----------   ----------
     Market Value of Common Shares                                $  2,469,001   $1,484,762   $1,155,410   $  744,592   $  826,654

     Preferred Shares at Book Value                               $    534,000   $  304,000   $  303,750   $  303,750   $  303,750
     Preferred Units and Warrant                                  $          0   $  180,000   $  215,000   $  215,000   $  110,000
     Total Debt                                                   $  2,115,376   $1,491,481   $1,308,301   $1,227,575   $1,152,051
     Proportionate Share of JV Debt                               $    390,359   $  387,094   $  380,604   $  322,823   $  466,633
                                                                  ------------   ----------   ----------   ----------   ----------
                  TOTAL MARKET CAPITALIZATION                     $  5,508,737   $3,847,336   $3,363,064   $2,813,740   $2,859,088
                                                                  ============   ==========   ==========   ==========   ==========

                                  Market Capitalization and Financial Ratios 2.2

DEVELOPERS DIVERSIFIED REALTY
Quarterly Financial Supplement
For the six months ended June 30, 2003
================================================================================


                                                                     SIX MONTH
                                                                    PERIOD ENDED                YEAR ENDED DECEMBER 31
                                                                       JUNE 30    -------------------------------------------------
                                                                        2003         2002         2001         2000         1999
                                                                    ------------  ----------   ----------   ----------   ----------
UNDEPRECIATED REAL ESTATE ASSETS, CASH, INVESTMENTS &
  NOTES RECEIVABLE
    Undepreciated Real Estate Assets                                 $3,867,153   $2,804,056   $2,493,665   $2,161,810   $2,068,274
    Cash and Cash Equivalents                                        $   22,009   $   16,371   $   19,070   $    4,243   $    5,992
    Notes Receivable                                                 $   12,775   $   11,662   $    5,221   $    4,824   $    5,590
    Advances and Investments in Joint Ventures                       $  317,385   $  258,611   $  255,327   $  260,927   $  299,176
    Minority Equity Investment                                       $        0   $        0   $        0   $  135,028   $  137,234
                                                                     ----------   ----------   ----------   ----------   ----------
                                                                     $4,219,321   $3,090,699   $2,773,281   $2,566,831   $2,516,266
                                                                     ==========   ==========   ==========   ==========   ==========
DDR & JV UNDEPRECIATED REAL ESTATE ASSETS, INVESTMENTS &
  NOTES RECEIVABLE
    Undepreciated Real Estate Assets                                 $3,867,153   $2,804,056   $2,493,665   $2,161,810   $2,068,274
    Notes Receivable or Proportionate Share Thereof                  $   57,501   $   50,521   $   22,000   $   42,187   $   70,025
    Minority Equity Investment                                       $        0   $        0   $        0   $  135,028   $  137,234
    Proportionate Share of JV Undepreciated Real Estate Assets       $  651,596   $  611,224   $  620,688   $  503,902   $  715,118
                                                                     ----------   ----------   ----------   ----------   ----------
                                                                     $4,576,250   $3,465,801   $3,136,353   $2,842,926   $2,990,652
                                                                     ==========   ==========   ==========   ==========   ==========
FUNDS FROM OPERATIONS BEFORE INTEREST AND PREFERRED
  DIVIDENDS
    FFO                                                              $  107,863   $  164,983   $  135,482   $  129,303   $  138,044
    Interest Expense                                                 $   42,301   $   77,208   $   81,770   $   77,030   $   68,023
    Preferred Dividends, Including Preferred Operating
       Minority Interest                                             $   20,169   $   45,395   $   46,343   $   42,563   $   32,419
                                                                     ----------   ----------   ----------   ----------   ----------
                                                                     $  170,333   $  287,586   $  263,595   $  248,896   $  238,486
                                                                     ==========   ==========   ==========   ==========   ==========
DEBT SERVICE
    Interest Expense                                                 $   42,301   $   77,208   $   81,770   $   77,030   $   68,023
    Recurring Principal Amortization                                 $    4,499   $    6,750   $    6,994   $    5,073   $    4,999
                                                                     ----------   ----------   ----------   ----------   ----------
                                                                     $   46,800   $   83,958   $   88,764   $   82,103   $   73,022
                                                                     ==========   ==========   ==========   ==========   ==========
FIXED CHARGES
    Debt Service                                                     $   46,800   $   83,958   $   88,764   $   82,103   $   73,022
    Preferred Dividends, Including Preferred Operating
       Minority Interest                                             $   20,169   $   45,395   $   46,343   $   42,563   $   32,419
                                                                     ----------   ----------   ----------   ----------   ----------
                                                                     $   66,969   $  129,353   $  135,107   $  124,666   $  105,440
                                                                     ==========   ==========   ==========   ==========   ==========

                                  Market Capitalization and Financial Ratios 2.2

DATA INPUT FOR CALCULATION OF RATIOS

                                                                      06/30/2003        03/31/2003         12/31/02
                                                                     -------------     -------------     -------------
FUNDS FROM OPERATIONS
Net Income Applicable to Common Shareholders                            83,649,986        26,510,380        74,911,989
Depreciation of Real Property                                           43,694,117        19,720,765        76,462,373
Equity in net (income) loss from joint ventures                        (16,895,993)      (10,099,392)      (32,769,112)
Equity in net (income) loss of minority equity investment
Joint Venture FFO                                                       15,942,980         7,793,862        44,473,189
Minority Equity Investment FFO
Operating Partnership Minority Interest Expense                            858,988           377,165         1,450,391
Non-Recurring & Extraordinary Charges                                    4,990,000         4,990,000
Gain on Sales of Real Estate (enter gain as neg #)                     (24,376,777)                            454,168
                                                                     -------------     -------------     -------------
                                                                       107,863,301        49,292,780       164,982,998
PER SHARE INFORMATION:
WEIGHTED AVERAGE SHARES AND OP UNITS, Diluted, FFO                      80,118,769        72,286,935        65,910,448
WEIGHTED AVERAGE SHARES, Diluted - For computing NI/Share               79,980,988        71,218,380        64,837,492

FFO, Diluted                                                                  1.35              0.68              2.50
Net Income, Diluted                                                           1.06              0.37              1.16

REVENUES:
DDR Revenues                                                           227,913,121       103,391,199       360,778,171
Joint Venture Revenues                                                 130,639,877        66,286,462       251,904,839

NET OPERATING INCOME:
DDR Net Operating Income                                               153,704,413        70,271,636       243,371,703
Joint Venture Net Operating Income                                      82,168,546        42,471,989       167,572,985

REAL ESTATE AT COST:
DDR Real Estate at Cost                                              3,867,152,777     3,899,181,103     2,804,056,033
Joint Venture Real Estate at Cost                                    2,012,102,666     1,892,548,089     1,785,165,038

GENERAL AND ADMINISTRATIVE EXPENSES                                     18,912,705         7,723,544        29,392,024

DIVIDEND PAYOUT RATIO
Common Share Dividends / Share                                               0.820             0.410             1.520
Common Share Dividends (A/C 3060-005)                                   69,923,849        34,792,919        99,080,445
Operating Partnership Minority Interest Expense (A/C 7110-010)             858,989           377,165         1,450,391
Common Share Dividends & OP Units interest                              70,782,838        35,170,084       100,530,836

DDR TOTAL MARKET CAPITALIZATION
Common Shares Outstanding                                               85,685,693        84,987,910        66,608,623
Operating Partnership Units Outstanding                                  1,128,702           983,506           911,227
Share Price                                                                  28.44             24.15             21.99

Preferred Shares at Book Value (3030-015  thru -065)                   534,000,000       534,000,000       304,000,000
Preferred Units and Warrant                                                      0                 0                 0
Goldman Exchange Fund                                                            0                 0       180,000,000
Total Debt                                                           2,115,376,159     2,160,097,585     1,491,481,028
                                                                     -------------     -------------     -------------
                                                                     5,118,377,553     4,770,307,281     3,460,242,530

DDR TOTAL MARKET CAPITALIZATION - INCLUDING PROPORTIONATE SHARE OF JV DEBT
Preferred Shares at Book Value                                         534,000,000       534,000,000       304,000,000
Total JV Debt                                                          390,359,312       413,344,703       387,093,970

DDR DEBT TO UNDEPRECIATED REAL ESTATE ASSETS & NOTES RECEIVABLE
Cash and Cash Equivalents                                               22,009,149        26,356,517        16,370,676
Notes Receivable or proportionate share                                 57,501,197        40,477,203        50,521,205
DDRC Notes receivable                                                   12,774,658        11,854,558        11,661,723
Advances and Investments in Joint Ventures                             317,384,667       301,998,505       258,610,663

DDR & JV DEBT TO UNDEPRECIATED REAL ESTATE ASSTS & NOTES RECEIVABLE
Proportionate Share of JV Undepreciated Real Estate Assets             651,596,093       659,685,410       611,223,506
Minority Equity Investments                                                      0                 0                 0

FUNDS FROM OPERATIONS BEFORE INTEREST AND PREFERRED DIVIDENDS
Interest Expense                                                        42,301,193        19,082,479        77,207,667

DEBT SERVICE
Recurring Principal Amortization (see separate worksheet)                4,498,889         2,029,695         6,749,843

FIXED CHARGES
Preferred Dividends, including preferred operating minority interest    20,168,526         9,130,053        45,395,423

                                                                       12/31/01          12/31/00          12/31/99
                                                                     -------------     -------------     -------------
FUNDS FROM OPERATIONS
Net Income Applicable to Common Shareholders                            65,110,508        73,571,050        60,135,337
Depreciation of Real Property                                           63,199,534        52,974,727        51,496,947
Equity in net (income) loss from joint ventures                        (17,010,479)      (17,071,898)      (20,621,207)
Equity in net (income) loss of minority equity investment               (1,549,717)       (6,223,584)       (6,452,564)
Joint Venture FFO                                                       31,545,955        30,511,771        32,316,557
Minority Equity Investment FFO                                           6,448,148        14,855,747        12,964,524
Operating Partnership Minority Interest Expense                          1,531,419         4,125,730         6,541,054
Non-Recurring & Extraordinary Charges                                    2,894,950
Gain on Sales of Real Estate (enter gain as neg #)                     (16,687,927)      (23,440,165)        1,663,693
                                                                     -------------     -------------     -------------
                                                                       135,482,391       129,303,378       138,044,341
PER SHARE INFORMATION:
WEIGHTED AVERAGE SHARES AND OP UNITS, Diluted, FFO                      56,956,515        59,036,811        68,411,633
WEIGHTED AVERAGE SHARES, Diluted - For computing NI/Share               55,888,652        55,958,676        63,468,000

FFO, Diluted                                                                  2.38              2.19              2.05
Net Income, Diluted                                                           1.17              1.31              0.95

REVENUES:
DDR Revenues                                                           324,148,097       285,416,118       263,932,497
Joint Venture Revenues                                                 244,663,026       193,274,515       170,713,952

NET OPERATING INCOME:
DDR Net Operating Income                                               224,888,550       204,921,616       194,263,297
Joint Venture Net Operating Income                                     166,544,731       136,439,960       119,543,843

REAL ESTATE AT COST:
DDR Real Estate at Cost                                              2,493,664,577     2,161,809,566     2,068,274,311
Joint Venture Real Estate at Cost                                    1,862,514,602     1,522,492,593     1,441,321,624

GENERAL AND ADMINISTRATIVE EXPENSES                                     24,174,800        20,449,469        17,773,682

DIVIDEND PAYOUT RATIO
Common Share Dividends / Share                                               1.480             1.440             1.400
Common Share Dividends (A/C 3060-005)                                   83,189,873        80,170,852        85,195,406
Operating Partnership Minority Interest Expense (A/C 7110-010)           1,531,419         4,125,730         6,541,054
Common Share Dividends & OP Units interest                              84,721,292        84,296,582        91,736,460

DDR TOTAL MARKET CAPITALIZATION
Common Shares Outstanding                                               59,454,648        54,880,482        59,503,835
Operating Partnership Units Outstanding                                  1,038,027         1,051,310         4,702,282
Share Price                                                                  19.10             13.31             12.88

Preferred Shares at Book Value (3030-015  thru -065)                   303,750,000       303,750,000       303,750,000
Preferred Units and Warrant                                             35,000,000        35,000,000        35,000,000
Goldman Exchange Fund                                                  180,000,000       180,000,000        75,000,000
Total Debt                                                           1,308,300,774     1,227,575,040     1,152,051,151
                                                                     -------------     -------------     -------------
                                                                     2,982,460,867     2,490,917,021     2,392,454,907

DDR TOTAL MARKET CAPITALIZATION - INCLUDING PROPORTIONATE SHARE OF JV DEBT
Preferred Shares at Book Value                                         303,750,000       303,750,000       303,750,000
Total JV Debt                                                          380,603,500       322,822,762       466,633,428

DDR DEBT TO UNDEPRECIATED REAL ESTATE ASSETS & NOTES RECEIVABLE
Cash and Cash Equivalents                                               19,069,524         4,243,000         5,992,000
Notes Receivable or proportionate share                                 22,000,192        42,186,594        70,025,273
DDRC Notes receivable                                                    5,220,629         4,824,000         5,589,582
Advances and Investments in Joint Ventures                             255,326,542       260,926,685       299,176,302

DDR & JV DEBT TO UNDEPRECIATED REAL ESTATE ASSTS & NOTES RECEIVABLE
Proportionate Share of JV Undepreciated Real Estate Assets             620,688,288       503,902,072       715,118,230
Minority Equity Investments                                                      0       135,027,931       137,233,776

FUNDS FROM OPERATIONS BEFORE INTEREST AND PREFERRED DIVIDENDS
Interest Expense                                                        81,769,749        77,030,001        68,023,171

DEBT SERVICE
Recurring Principal Amortization (see separate worksheet)                6,994,200         5,073,359         4,998,682
                                                                                                                   N/A

FIXED CHARGES
Preferred Dividends, including preferred operating minority interest    46,343,069        42,563,069        32,418,594

                                                                       At 100%               At Ownership Percentage
Accounts                                                    ---------------------------     -------------------------
1090-005                                  (note 1 below)      Balance         Balance        Balance        Balance
1100-005             Description            Ownership        3/31/2003       6/30/2003      3/31/2003      6/30/2003
--------      ------------------------    --------------    -----------     -----------     ----------     ----------
1090-005      Hendon                          1.00            1,050,000                      1,050,000              0
1090-005      AIP                             1.00               45,549                         45,549              0
1090-005      K-Mart North Little Rock        1.00              875,000         875,000        875,000        875,000
1090-005      Plainville TIF                  1.00            7,300,000       7,260,000      7,300,000      7,260,000
1090-005      Historic Van Ness               1.00           15,343,000      15,343,000     15,343,000     15,343,000
1090-005      Meridian                        1.00              154,041         153,060        154,041        153,060
1090-005      Techridge                       1.00               47,499                         47,499              0
1090-005      Queensway Bay                   1.00               -2,102                         -2,102              0
1090-005      Coventry II Ward Parkway        1.00                    0       2,034,709              0      2,034,709

                                                            -----------     -----------     ----------     ----------
                                                             24,812,987      25,665,769     24,812,987     25,665,769

1100-005      Drexel                          1.00                2,000          23,995          2,000         23,995
1100-005      Sawmill                         1.00               16,000                         16,000              0
1100-005      Liberty Fair                    0.50            7,339,139       8,991,256      3,669,570      4,495,628
1100-005      Community Centers               0.80            7,314,579       7,314,579      5,851,663      5,851,663
1100-005      Coventry                        0.21            5,881,879       6,047,006      1,235,195      1,269,871
1100-005      DD Dev. Co I                    0.05            4,465,087       3,110,523        223,254        155,526
1100-005      RVIP II A                       0.05               25,000                          1,250              0
1100-005      RVIP III City Place             0.05            4,379,897       6,017,159        218,995        300,858
1100-005      RVIP VI Kansas City             0.05            2,625,746       2,714,574        131,287        135,729
1100-005      DD Dev Co II                    0.05           42,668,991      55,381,888      2,133,450      2,769,094
1100-005      Coventy (PIIQ)                  0.05            3,032,557       3,032,557        151,628        151,628
1100-005      KLA/SM                          0.75                           18,714,731              0     14,036,048
1100-005      Specialty Town Center           1.00            1,998,425       2,103,092      1,998,425      2,103,092
1100-005      Riverdale                       0.40               75,000                         30,000              0
1100-005      Littleton                       0.05                    0         259,168              0         12,958
1100-005      Hagerstown TIF                  1.00                              519,337              0        519,337
1100-005      Other                           1.00                1,500          10,000                        10,000

                                                            -----------     -----------    -----------     ----------
                                                             79,825,800     114,239,865     15,662,716     31,835,428

                                                            104,638,787     139,905,634     40,475,703     57,501,197

Items in bold grouped as notes receivable for stmts          11,449,908

Note 1, The ownership % used is not DDR's percentage, but that of the other partner. This is done as it is assumed the cash from the note was used to finance fixed assets at the JV level. The ratio being calculated includes these fixed assets at DDR's ownership. Therefore, The numerator of the ratio (debt) was used to by assets and notes and we have accounted for 100% of the usage

Accounts 2030-005 through 2030-050                                                    Q-1
                                                              ---------------------------------------------------
                                                                 Balance            Balance
Development                                                     12/31/02           03/31/03         Difference
                                                              ---------------   ---------------   ---------------
023000          PLAINVILLE, CT                                      7,300,000         7,300,000                 0
110000          BAYONET POINT, FL                                   5,327,208         5,327,208                 0
130000          TUPELO, MS
140000          JACKSONVILLE, FL
181000          COON RAPIDS, MN (DEVELOPMENT)                      12,650,000        12,650,000                 0
205000          ERIE, PA (PEACH)                                   26,000,000        26,000,000                 0
206000          ERIE, PA (DEV)                                      5,995,547         5,995,547                 0
288000          CANTON, OH (EVERHARD ROAD)                         15,280,658        15,280,658                 0
290000          BOARDMAN, OH                                       27,000,000        27,000,000                 0
294000          SOLON, OH
297500          MT. LAURELE, NJ (DEV)                              12,350,000        12,350,000                 0
376000          ST. LOUIS, MO (PLZ SUNSET)                         35,000,000        35,000,000                 0
378000          ST.LOUIS,MO (BRENTWOOD)                            26,000,000        26,000,000                 0
379000          CEDAR RAPIDS, IA                                   10,615,420        10,552,320            63,100
381000          ST.LOUIS,MO (OLYMPIC OAKS)                          4,113,979         4,046,505            67,475
382000          ST.LOUIS,MO (GRAVOIS VILLAGE)                       2,393,693         2,287,126           106,567
384000          ST.LOUIS, MO (KELLER)                               2,085,145         2,031,115            54,030
386000          ST.LOUIS,MO (HOME QUARTERS)                         3,057,714         3,021,761            35,953
391000          INDEPENDENCE, MO                                   27,500,000        27,500,000                 0
440000          N. CHARLESTON, SC
465000          MT. PLEASANT, SC                                    5,901,871         5,840,998            60,873
471000          SAULT ST. MARIE, MI                                 4,235,721         4,032,771           202,950
477000          WALKER, MI
480000          DETROIT, MI                                         8,835,864         7,397,962         1,437,902
480000          DETROIT, MI                                                                            (1,000,000)
486000          MT. PLEASANT, MI
499000          MERIDIAN, ID
507000          LOGAN, UT                                             810,836           796,978            13,858
510000          RIVERDALE, UT (NORTH)                               9,435,350         9,382,940            52,409
514000          SALT LAKE CITY, UT (HERMES BL)                        641,286           536,191           105,095
554000          BIRMINGHAM, AL (BROOK)
565000          BRENTWOOD, TN                                      15,889,293        15,714,332           174,961
608000          WILMINGTON, NC
617000          BERLIN, VT                                          4,940,000         4,940,000                 0
618000          BRAINERD, MN                                          350,000           280,000            70,000
625000          SPRING HILL, FL                                     4,881,570         4,847,843            33,727
635000          TOLEDO, OH                                         23,000,000        23,000,000                 0
637000          DENVER, CO (CENTENNIAL)                            39,000,000        39,000,000                 0
640000          WEST PASCO, FL                                      4,783,894         4,783,894                 0
680000          PRINCETON, NJ                                      26,684,235        26,603,210            81,025
685000          PRINCETON, NJ (PAVILION)                           25,000,000        25,000,000                 0
760000          BIRMINGHAM, AL (RIVERCHASE)                         8,200,000         8,180,763            19,237
761000          COLUMBIA, SC (HARBISON)                            16,850,000        16,850,000                 0
762000          FT. WORTH, TX (FOSSIL CREEK)                        4,725,000         4,725,000                 0
763000          WICHITA, KS (EASTGATE)                             11,675,000        11,675,000                 0
764000          LEWISVILLE, TX (LAKEPOINTE)                        21,550,000        21,550,000                 0
850000          DURHAM, NC
851000          SAN ANTONIO, TX (N. BANDERA)                       27,699,995        27,699,995                 0
900060          IRVING, TX                                          1,482,794         1,441,670            41,124
900070          Commerce Park                                       1,847,648         1,834,050            13,597
900080          Gateway - 5                                         2,507,523         2,489,069            18,454
900120          Meridian Street Warehouse                           1,022,822         1,015,294             7,527
900130          Northgate II - 5                                    4,553,133         4,519,625            33,508
900190          Plaza Southwest                                     2,969,435         2,947,582            21,853
900200          Westchase Park                                      1,167,977         1,159,382             8,595
900290          Carpenter Center                                   28,862,797        28,759,890           102,907
901030          Tech Ctr 29 - Phase I                               7,161,404         7,126,480            34,924
901040          Tech Ctr 29 - Phase II                              3,631,171         3,612,450            18,721
901050          Tech Ctr 29 - Phase III                             4,176,929         4,155,749            21,180
942000          BELLEFONTAINE, OH                                   2,718,368         2,690,619            27,749
943000          DUBLIN, OH (PERIMETER CENTER)                       9,932,572         9,877,200            55,372
948000          PICKERINGTON, OH                                    4,685,844         4,640,823            45,020
                                                              ---------------   ---------------   ---------------
                                                                  564,479,697       561,450,002         2,029,695

BORROWINGS AND EXTINGUISHMENTS
130000          TUPELO, MS                                                  0        12,200,000       (12,200,000)
140000          JACKSONVILLE, FL                                            0         7,000,000        (7,000,000)
294000          SOLON, OH                                                   0        16,900,000       (16,900,000)
440000          N. CHARLESTON, SC                                           0        12,100,000       (12,100,000)
477000          WALKER, MI                                                  0         8,900,000        (8,900,000)
486000          MT. PLEASANT, MI                                            0         8,200,000        (8,200,000)
499000          MERIDIAN, ID                                       35,293,386        26,500,000         8,793,386
554000          BIRMINGHAM, AL (BROOK)                                      0        28,700,000       (28,700,000)

608000          WILMINGTON, NC                                              0        22,000,000       (22,000,000)
850000          DURHAM, NC                                                  0         7,500,000        (7,500,000)
480000          DETROIT, MI                                                                             1,000,000
846000          Leawood
637000          Toledo
465000          MT. PLEASANT, MI
565000          BRENTWOOD, TN
625000          Spring Hill
                                                              ---------------   ---------------   ---------------
Total Quartery Principal Change                                   599,773,082       711,450,002      (111,676,919)

DATA INPUT FOR CALCULATION OF RATIOS

                                                        09/30/2002       09/30/2001       09/30/2000       09/30/1999
                                                      --------------   --------------   --------------   ---------------
FUNDS FROM OPERATIONS
Net Income Applicable to Common Shareholders             51,785,000       51,729,209       57,268,404       44,368,401
Depreciation of Real Property                            56,237,000       44,338,754       39,691,218       39,247,513
Equity in net (income) loss from joint ventures         (22,398,000)     (13,431,007)     (12,401,959)     (13,939,846)
Equity in net (income) loss of minority equity
  investment                                                      0       (1,549,717)      (5,136,331)      (4,925,093)
Joint Venture FFO                                        32,145,000       23,964,438       22,199,663       22,437,280
Minority Equity Investment FFO                                    0        6,448,148       11,020,624        9,492,794
Operating Partnership Minority Interest Expense           1,104,124        1,147,349        3,756,238        4,895,252
Non-Recurring & Extraordinary Charges                                      2,894,950
Gain on Sales of Real Estate (enter gain as neg #)        3,058,000      (15,761,177)     (18,979,194)       1,752,654
                                                      -------------    -------------    -------------    -------------
                                                        121,931,124       99,780,947       97,418,663      103,328,955
PER SHARE INFORMATION:
WEIGHTED AVERAGE SHARES AND OP UNITS, Diluted, FFO       65,548,076       56,601,480       60,134,977       65,966,027
WEIGHTED AVERAGE SHARES, Diluted - For computing
  NI/Share                                               64,451,461       55,526,728       56,582,000       61,313,510

FFO, Diluted                                                   1.86             1.76             1.62
Net Income, Diluted                                            0.80             0.93             1.01

REVENUES:
DDR Revenues                                            265,728,283      236,699,156      211,878,357      195,677,751
Joint Venture Revenues                                  189,650,642      180,272,032      139,557,811      121,933,490

NET OPERATING INCOME:
DDR Net Operating Income                                185,546,656      164,547,825      152,829,134      145,443,933
Joint Venture Net Operating Income                      124,061,558      124,028,126       97,951,851       85,220,861

REAL ESTATE AT COST:
DDR Real Estate at Cost                               2,810,380,939    2,480,594,488    2,130,539,656    2,008,165,179
Joint Venture Real Estate at Cost                     1,814,828,895    1,840,141,578    1,542,681,157    1,395,235,696

GENERAL AND ADMINISTRATIVE EXPENSES                      20,012,451       17,838,297       14,919,002       13,243,907

DIVIDEND PAYOUT RATIO
Common Share Dividends / Share                                1.140            1.110            1.080            1.050
Common Share Dividends                                   73,768,189       61,287,873       60,414,004       64,369,233
Operating Partnership Minority Interest Expense           1,104,124        1,147,349        3,756,238        4,895,252
Common Share Dividends & OP Units interest               74,872,313       62,435,222       64,170,242       69,264,485

DDR TOTAL MARKET CAPITALIZATION
Common Shares Outstanding                                64,920,769       55,297,588       54,877,181       61,313,218
Operating Partnership Units Outstanding                     946,159        1,038,027        1,027,984        4,702,282
Share Price                                                   22.01            17.95            12.88            14.00

Preferred Shares at Book Value                          304,000,000      303,750,000      303,750,000      303,750,000
Preferred Units and Warrant                              35,000,000       35,000,000       35,000,000       35,000,000
Goldman Exchange Fund                                   180,000,000      180,000,000      180,000,000       75,000,000
Total Debt                                            1,493,249,532    1,386,537,211    1,226,491,357    1,081,874,692
                                                      -------------    -------------    -------------    -------------
                                                      3,461,980,617    2,916,511,500    2,465,020,356    2,419,841,692

DDR TOTAL MARKET CAPITALIZATION - INCLUDING
  PROPORTIONATE SHARE OF JV DEBT
Preferred Shares at Book Value                          304,000,000      303,750,000      303,750,000      303,750,000
Total JV Debt                                           400,314,862      374,282,157      340,378,913      429,951,270

                                                        06/30/2002       06/30/2001       06/30/2000       06/30/1999
                                                      --------------   --------------   --------------   --------------
FUNDS FROM OPERATIONS
Net Income Applicable to Common Shareholders             33,098,294       38,192,446       43,058,868       29,379,269
Depreciation of Real Property                            38,208,492       27,807,961       26,280,042       24,056,948
Equity in net (income) loss from joint ventures         (17,616,917)      (9,354,627)      (8,834,037)      (8,426,864)
Equity in net (income) loss of minority equity
  investment                                                      0       (1,549,717)      (2,909,331)      (3,035,743)
Joint Venture FFO                                        23,351,076       16,033,983       15,519,914       14,776,118
Minority Equity Investment FFO                                    0        6,448,148        7,210,465        6,166,459
Operating Partnership Minority Interest Expense             761,732          775,990        3,370,457        3,249,453
Non-Recurring & Extraordinary Charges                                                               0
Gain on Sales of Real Estate (enter gain as neg #)        3,526,133      (12,746,576)     (17,088,764)       1,752,654
                                                      -------------    -------------    -------------    -------------
                                                         81,328,810       65,607,608       66,607,614       67,918,294
PER SHARE INFORMATION:
WEIGHTED AVERAGE SHARES AND OP UNITS, Diluted, FFO       64,891,616       56,371,755       62,001,749       65,959,872
WEIGHTED AVERAGE SHARES, Diluted - For computing
  NI/Share                                               63,766,000       55,275,780       61,995,761       61,306,531

FFO, Diluted                                                   1.25             1.16
Net Income, Diluted                                            0.52             0.69

REVENUES:
DDR Revenues                                            172,744,083      153,697,675      140,515,773      129,452,000
Joint Venture Revenues                                  123,098,762      118,990,093       92,259,445       80,568,476

NET OPERATING INCOME:
DDR Net Operating Income                                118,508,740      108,010,296      100,742,504       95,904,000
Joint Venture Net Operating Income                       82,267,367       83,049,790       65,949,024       56,545,127

REAL ESTATE AT COST:
DDR Real Estate at Cost                               2,607,842,081    2,467,544,786    2,131,353,846    1,962,227,418
Joint Venture Real Estate at Cost                     1,851,297,227    1,801,699,659    1,510,446,085    1,241,333,944

GENERAL AND ADMINISTRATIVE EXPENSES                      13,380,793       11,931,506       10,168,184        9,206,498

DIVIDEND PAYOUT RATIO
Common Share Dividends / Share                                0.760            0.740            0.720            0.700
Common Share Dividends                                   49,099,056       40,733,396       40,654,359       42,909,731
Operating Partnership Minority Interest Expense             761,732          775,990        3,370,457        3,249,453
Common Share Dividends & OP Units interest               49,860,788       41,509,386       44,024,816       46,159,184

DDR TOTAL MARKET CAPITALIZATION
Common Shares Outstanding                                64,906,113       55,136,643       54,862,281       61,306,416
Operating Partnership Units Outstanding                     946,159        1,051,310        4,658,652        4,655,092
Share Price                                                   22.50            18.38            14.95            16.88

Preferred Shares at Book Value                          304,000,000      303,750,000      303,750,000      303,750,000
Preferred Units and Warrant                              35,000,000       35,000,000       35,000,000       35,000,000
Goldman Exchange Fund                                   180,000,000      180,000,000      180,000,000                0
Total Debt                                            1,336,908,614    1,402,143,611    1,156,578,086    1,110,631,937
                                                      -------------    -------------    -------------    -------------
                                                      3,337,584,734    2,953,628,187    2,565,344,597    2,562,482,385

DDR TOTAL MARKET CAPITALIZATION - INCLUDING
  PROPORTIONATE SHARE OF JV DEBT
Preferred Shares at Book Value                          304,000,000      303,750,000      303,750,000      303,750,000
Total JV Debt                                           399,438,474      359,411,644      351,345,383      390,325,419

                                                        03/31/2002       03/31/2001       03/31/2000       03/31/1999
                                                      --------------   --------------   --------------   --------------
FUNDS FROM OPERATIONS
Net Income Applicable to Common Shareholders             16,936,424       15,701,956       31,161,155       15,052,828
Depreciation of Real Property                            20,931,144       13,602,742       13,416,532       12,462,980
Equity in net (income) loss from joint ventures          (6,726,566)      (4,939,376)      (5,713,259)      (4,790,185)
Equity in net (income) loss of minority equity
investment                                                        0       (2,950,545)      (1,811,288)      (1,438,830)
Joint Venture FFO                                         8,595,958        8,167,917        8,835,603        7,574,813
Minority Equity Investment FFO                                    0        4,166,642        3,531,856        2,882,014
Operating Partnership Minority Interest Expense             384,254          387,864        1,692,818        1,616,601
Non-Recurring & Extraordinary Charges                             0
Gain on Sales of Real Estate (enter gain as neg #)                0       (1,741,658)     (16,887,157)               0
                                                      -------------    -------------    -------------    -------------
                                                         40,121,214       32,395,542       34,226,260       33,360,221
PER SHARE INFORMATION:
WEIGHTED AVERAGE SHARES AND OP UNITS, Diluted, FFO       63,003,534       56,100,000       63,813,000       65,923,090
WEIGHTED AVERAGE SHARES, Diluted - For computing
  NI/Share                                               61,963,236       54,811,473       59,925,000       61,302,262

FFO, Diluted                                                   0.64             0.58
Net Income, Diluted                                            0.27             0.29

REVENUES:
DDR Revenues                                             88,459,359       73,707,570       68,805,972       65,138,387
Joint Venture Revenues                                   64,481,099       57,962,006       47,439,391       39,870,605

NET OPERATING INCOME:
DDR Net Operating Income                                 63,198,317       51,922,664       49,520,895       47,940,370
Joint Venture Net Operating Income                       42,913,101       40,438,492       34,326,160       28,492,640

REAL ESTATE AT COST:
DDR Real Estate at Cost                               2,580,966,947    2,179,855,082    2,046,037,926    1,936,857,565
Joint Venture Real Estate at Cost                     1,874,139,062    1,704,043,129    1,513,731,329    1,161,339,526

GENERAL AND ADMINISTRATIVE EXPENSES                       6,480,000        5,701,427        4,987,110        4,643,869

DIVIDEND PAYOUT RATIO
Common Share Dividends / Share                                0.380            0.370            0.360            0.350
Common Share Dividends                                   24,460,134       20,334,749       20,842,253       21,452,570
Operating Partnership Minority Interest Expense             384,254          387,864        1,692,818        1,616,601
Common Share Dividends & OP Units interest               24,844,388       20,722,613       22,535,071       23,069,171

DDR TOTAL MARKET CAPITALIZATION
Common Shares Outstanding                                64,369,773       54,958,781       57,029,149       61,293,346
Operating Partnership Units Outstanding                     963,977        1,051,310        4,702,282        4,664,031
Share Price                                                   21.00            14.70            13.88            14.31

Preferred Shares at Book Value                          453,750,000      303,750,000      303,750,000      303,750,000
Preferred Units and Warrant                              35,000,000       35,000,000       35,000,000       35,000,000
Goldman Exchange Fund                                   180,000,000      180,000,000       75,000,000                0
Total Debt                                            1,189,806,172    1,247,199,200    1,138,688,626    1,080,828,695
                                                      -------------    -------------    -------------    -------------
                                                      3,230,564,922    2,589,297,538    2,408,962,231    2,363,593,653

DDR TOTAL MARKET CAPITALIZATION - INCLUDING
  PROPORTIONATE SHARE OF JV DEBT
Preferred Shares at Book Value                          453,750,000      303,750,000      303,750,000      303,750,000
Total JV Debt                                           419,494,201      345,802,613      362,471,078      376,126,555

                                                         12/31/02         12/31/01         12/31/00         12/31/99
                                                      --------------   --------------   --------------   --------------
FUNDS FROM OPERATIONS
Net Income Applicable to Common Shareholders             74,911,989       65,110,508       73,571,050       60,135,337
Depreciation of Real Property                            76,462,373       63,199,534       52,974,727       51,496,947
Equity in net (income) loss from joint ventures         (32,769,112)     (17,010,479)     (17,071,898)     (20,621,207)
Equity in net (income) loss of minority equity
  investment                                                              (1,549,717)      (6,223,584)      (6,452,564)
Joint Venture FFO                                        44,473,189       31,545,955       30,511,771       32,316,557
Minority Equity Investment FFO                                             6,448,148       14,855,747       12,964,524
Operating Partnership Minority Interest Expense           1,450,391        1,531,419        4,125,730        6,541,054
Non-Recurring & Extraordinary Charges                                      2,894,950
Gain on Sales of Real Estate (enter gain as neg #)          454,168      (16,687,927)     (23,440,165)       1,663,693
                                                      -------------    -------------    -------------    -------------
                                                        164,982,998      135,482,391      129,303,378      138,044,341
PER SHARE INFORMATION:
WEIGHTED AVERAGE SHARES AND OP UNITS, Diluted, FFO       65,910,448       56,956,515       59,036,811       68,411,633
WEIGHTED AVERAGE SHARES, Diluted - For computing
  NI/Share                                               64,837,492       55,888,652       55,958,676       63,468,000

FFO, Diluted                                                   2.50             2.38             2.19             2.05
Net Income, Diluted                                            1.16             1.17             1.31             0.95

REVENUES:
DDR Revenues                                            360,778,171      324,148,097      285,416,118      263,932,497
Joint Venture Revenues                                  251,904,839      244,663,026      193,274,515      170,713,952

NET OPERATING INCOME:
DDR Net Operating Income                                243,371,703      224,888,550      204,921,616      194,263,297
Joint Venture Net Operating Income                      167,572,985      166,544,731      136,439,960      119,543,843

REAL ESTATE AT COST:
DDR Real Estate at Cost                               2,804,056,033    2,493,664,577    2,161,809,566    2,068,274,311
Joint Venture Real Estate at Cost                     1,785,165,038    1,862,514,602    1,522,492,593    1,441,321,624

GENERAL AND ADMINISTRATIVE EXPENSES                      29,392,024       24,174,800       20,449,469       17,773,682

DIVIDEND PAYOUT RATIO
Common Share Dividends / Share                                1.520            1.480            1.440            1.400
Common Share Dividends                                   99,080,445       83,189,873       80,170,852       85,195,406
Operating Partnership Minority Interest Expense           1,450,391        1,531,419        4,125,730        6,541,054
Common Share Dividends & OP Units interest              100,530,836       84,721,292       84,296,582       91,736,460

DDR TOTAL MARKET CAPITALIZATION
Common Shares Outstanding                                66,608,623       59,454,648       54,880,482       59,503,835
Operating Partnership Units Outstanding                     911,227        1,038,027        1,051,310        4,702,282
Share Price                                                   21.99            19.10            13.31            12.88

Preferred Shares at Book Value                          304,000,000      303,750,000      303,750,000      303,750,000
Preferred Units and Warrant                                       0       35,000,000       35,000,000       35,000,000
Goldman Exchange Fund                                   180,000,000      180,000,000      180,000,000       75,000,000
Total Debt                                            1,491,481,028    1,308,300,774    1,227,575,040    1,152,051,151
                                                      -------------    -------------    -------------    -------------
                                                      3,460,242,530    2,982,460,867    2,490,917,021    2,392,454,907

DDR TOTAL MARKET CAPITALIZATION - INCLUDING
  PROPORTIONATE SHARE OF JV DEBT
Preferred Shares at Book Value                          304,000,000      303,750,000      303,750,000      303,750,000
Total JV Debt                                           387,093,970      380,603,500      322,822,762      466,633,428

DDR DEBT TO UNDEPRECIATED REAL ESTATE ASSETS &
  NOTES RECEIVABLE
Cash and Cash Equivalents                                 9,227,104       12,323,883
Notes Receivable or proportionate share                  41,703,425       34,385,725       52,897,556       74,068,678
DDRC Notes receivable                                    11,933,061        6,967,232        2,213,483        5,953,823
Advances and Investments in Joint Ventures              253,328,081      275,972,910      289,482,092      304,155,017

DDR & JV DEBT TO UNDEPRECIATED REAL ESTATE ASSTS &
  NOTES RECEIVABLE
Proportionate Share of JV Undepreciated Real
Estate Assets                                           610,872,970      592,777,569      547,533,670      693,195,664
Minority Equity Investments                                       0                0      136,055,141      137,970,439

FUNDS FROM OPERATIONS BEFORE INTEREST AND
  PREFERRED DIVIDENDS
Interest Expense                                         58,178,687       61,812,180       56,582,134       50,080,730

DEBT SERVICE
Recurring Principal Amortization                          5,085,825        4,463,184        3,715,168        4,019,139
                                                                                                             1,930,752

FIXED CHARGES
Preferred Dividends, including preferred operating
minority interest                                        34,878,313       34,757,302       30,977,302       23,188,234

DDR DEBT TO UNDEPRECIATED REAL ESTATE ASSETS &
  NOTES RECEIVABLE
Cash and Cash Equivalents                                11,709,097        8,301,000
Notes Receivable or proportionate share                  40,000,635       44,569,728       52,496,568       47,367,388
DDRC Notes receivable                                    11,759,614       10,260,293        2,563,483       13,839,579
Advances and Investments in Joint Ventures              265,035,466      282,451,916      288,662,958      294,061,975

DDR & JV DEBT TO UNDEPRECIATED REAL ESTATE ASSTS &
  NOTES RECEIVABLE
Proportionate Share of JV Undepreciated Real
  Estate Assets                                         617,062,848      582,954,258      567,527,294      632,666,022
Minority Equity Investments                                       0                0      135,952,604      133,199,261

FUNDS FROM OPERATIONS BEFORE INTEREST AND
  PREFERRED DIVIDENDS
Interest Expense                                         38,298,468       41,005,781       36,790,340       33,352,810

DEBT SERVICE
Recurring Principal Amortization                          4,506,487        2,816,066        2,429,414        2,804,824
                                                                                                             1,542,104

FIXED CHARGES
Preferred Dividends, including preferred operating
minority interest                                        23,617,450       23,171,534       19,391,535       15,118,414

DDR DEBT TO UNDEPRECIATED REAL ESTATE ASSETS &
  NOTES RECEIVABLE
Cash and Cash Equivalents                                25,055,205        3,621,000
Notes Receivable or proportionate share                  44,311,289       45,958,418       51,877,782       42,112,965
DDRC Notes receivable                                    27,715,754        6,057,020        5,865,996       13,680,000
Advances and Investments in Joint Ventures              262,972,642      272,825,196      289,178,437      288,538,000

DDR & JV DEBT TO UNDEPRECIATED REAL ESTATE ASSTS &
  NOTES RECEIVABLE
Proportionate Share of JV Undepreciated Real
  Estate Assets                                         644,486,760      557,925,985      574,933,742      592,688,291
Minority Equity Investments                                       0      125,558,599      136,818,146      133,159,566

FUNDS FROM OPERATIONS BEFORE INTEREST AND
  PREFERRED DIVIDENDS
Interest Expense                                         19,086,440       19,960,679       18,124,322       17,273,985

DEBT SERVICE
Recurring Principal Amortization                          2,733,834        1,397,896        1,203,523        1,483,207
                                                                                                               771,053

FIXED CHARGES
Preferred Dividends, including preferred operating
minority interest                                        11,764,936       11,585,767        9,223,266        7,559,207

DDR DEBT TO UNDEPRECIATED REAL ESTATE ASSETS &
  NOTES RECEIVABLE
Cash and Cash Equivalents                                16,370,676       19,069,524        4,243,000        5,992,000
Notes Receivable or proportionate share                  50,521,205       22,000,192       42,186,594       70,025,273
DDRC Notes receivable                                    11,661,723        5,220,629        4,824,000        5,589,582
Advances and Investments in Joint Ventures              258,610,663      255,326,542      260,926,685      299,176,302

DDR & JV DEBT TO UNDEPRECIATED REAL ESTATE ASSTS &
  NOTES RECEIVABLE
Proportionate Share of JV Undepreciated Real
  Estate Assets                                         611,223,506      620,688,288      503,902,072      715,118,230
Minority Equity Investments                                       0                0      135,027,931      137,233,776

FUNDS FROM OPERATIONS BEFORE INTEREST AND
  PREFERRED DIVIDENDS
Interest Expense                                         77,207,667       81,769,749       77,030,001       68,023,171

DEBT SERVICE
Recurring Principal Amortization                          6,749,843        6,994,200        5,073,359        4,998,682
                                                                                                                   N/A

FIXED CHARGES
Preferred Dividends, including preferred operating
  minority interest                                      45,395,423       46,343,069       42,563,069       32,418,594

DEVELOPERS DIVERSIFIED REALTY
Quarterly Financial Supplement
For the six months ended June 30, 2003

                         SIGNIFICANT ACCOUNTING POLICIES

         REVENUES

         - Percentage and overage rents are recognized after the tenants reported sales have exceeded the applicable sales breakpoint.

         - Revenues associated with tenant reimbursements are recognized in the period in which the expenses are incurred based upon the provision of tenants' leases.

         - Lease termination fees are included in other income and recognized upon termination of a tenant's lease, which generally coincides with the receipt of cash.

         GENERAL AND ADMINISTRATIVE EXPENSES

         - General and administrative expenses include internal leasing salaries, legal salaries and related expenses associated with the leasing of space which are charged to operations as incurred. All indirect internal costs associated with acquisitions are expensed as incurred.

         DEFERRED FINANCING COSTS

         - Costs incurred in obtaining long-term financing are included in deferred charges and are amortized over the terms of the related debt agreements; such amortization is reflected as interest expense in the consolidated statements of operations.

         REAL ESTATE

         - Real estate assets are stated at cost less accumulated depreciation, which, in the opinion of management, is not in excess of the individual property's estimated undiscounted future cash flows, including estimated proceeds from disposition.

         - Depreciation and amortization are provided on a straight-line basis over the estimated useful lives of the assets as follows:

               Buildings                     18 to 31 years
               Furniture/Fixtures            Useful lives, which approximate
               and Tenant Improvements       lease terms, where applicable

                                             Significant Accounting Policies 2.4

DEVELOPERS DIVERSIFIED REALTY
Quarterly Financial Supplement
For the six months ended June 30, 2003

SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

         - Expenditures for maintenance and repairs are charged to operations as incurred. Renovations that improve or extend the life of the asset are capitalized.

         - Included in land is undeveloped real estate, generally outlots or expansion pads adjacent to the shopping centers and enclosed malls owned by the Company.

         - Construction in progress includes shopping center developments and significant expansions and re-developments.

         CAPITALIZATION

         - The Company capitalizes interest on funds used for the construction or expansion of shopping centers. Capitalization of interest ceases when construction activities are completed and the property is available for occupancy by tenants.

         - For the six month period ended June 30, 2003 and the years ended December 31, 2002, 2001, 2000 and 1999, the Company capitalized interest of $4.6 million, $9.5 million, $12.9 million, $18.2 million and $13.4 million, respectively.

         - In addition, the Company capitalized certain construction administration costs of $ 2.6 million for the six month period ended June 30, 2003 and $4.5 million, $3.3 million, $3.2 million, $2.4 million for the years ended December 31, 2002, 2001, 2000 and 1999, respectively.

         - Interest and real estate taxes incurred during the construction period are capitalized and depreciated over the building life.

         GAIN ON SALES OF REAL ESTATE

         - Gain on sales of real estate generally related to the sale of outlots and land adjacent to existing shopping centers is recognized at closing when the earnings process is deemed to be complete.

                                             Significant Accounting Policies 2.4

DEVELOPERS DIVERSIFIED REALTY
Quarterly Financial Supplement
For the six months ended June 30, 2003

          SUMMARY OF WHOLLY OWNED AND CONSOLIDATED CAPITAL TRANSACTIONS

             ACQUISITIONS, DISPOSITIONS, DEVELOPMENTS & EXPANSIONS
                  FOR THE SIX MONTH PERIOD ENDED JUNE 30, 2003

                                                     Six Months
                                                        Ended        Year Ended     Year Ended    Year Ended     Year Ended
                                                       June 30,     December 31,   December 31,  December 31,   December 31,
                                                        2003           2002           2001           2000           1999
                                                   --------------  -------------  -------------  -------------  ------------
Acquisitions/Transfers                             $  1,199.0 (2)   $  298.6 (4)   $  289.3 (6)   $   81.1 (7)   $  78.3 (8)
Completed Expansions                                     23.3            8.0           13.7           13.6          43.3
Developments & Construction in Progress                  43.7           66.4           72.9           81.2          75.6
Tenant Improvements & Building Renovations (1)            4.4            7.3            6.1            6.3           6.6
Furniture Fixtures & Equipment                            1.1            2.3            2.5            0.4           5.3
                                                   ----------      ---------      ---------      ---------      --------
                                                      1,271.5       $  382.6       $  384.5       $  182.6       $ 209.1

Less: Real Estate Sales & Joint Venture Transfers      (208.4)(3)  ($   72.2)(5)  ($   52.7)     ($   89.1)     ($  37.6)
------------------------------------------------------------------------------------------------------------------------
Total DDR Additions (Millions)                        1,063.1       $  310.4       $  331.8       $   93.5       $ 171.5
========================================================================================================================

(1) The Company anticipates recurring capital expenditures, including tenant improvements, of approx. $7.5 million associated with its wholly owned and consolidated portfolio during 2003.

(2) Includes transfer from joint ventures of the Leawood, KS and Suwanee, GA shopping centers.

(3) In addition to the sales listed in the disposition section, this balance includes the transfer of seven assets with an aggregate cost of $153.6 million to the joint venture with DDR Markaz LLL (Kuwait Financial Centre), these assets are shopping centers located in Richmond, CA, Winchester, VA, Tampa, FL, Toledo, OH, Highland, IN, Oviedo, FL and Grove City, OH and the sale of several outparcels.

(4) Includes transfers from joint ventures of the Independence, MO shopping center, Phase IV of the Salisbury, MD shopping center, Canton, OH shopping center, Plainville, CT shopping center, and San Antonio, TX shopping center to DDR.

(5) Includes a transfer to joint ventures for the newly developed shopping center in Kildeer, Illinois, the sales of shopping centers located in Cape Coral, Florida, Huntsville, Alabama, Ocala, Florida, Orlando, Florida and St. Louis, Missouri, the sale of three outlots, and a write-off of $5.0 million relating to the former K-mart space at North Little Rock, Arkansas which is being redeveloped.

(6) The balance reflects the consolidation of the assets formerly owned by American Industrial Properties (AIP) which was merged during 2nd quarter 2001.

(7) Includes transfers to DDR in the aggregate amount of $76.7 million relating to the Nassau Pavilion development project, two former DDR/Oliver McMillan projects, and Phase II of the Salisbury, MD development project. All of which were previously accounted for through joint ventures.

(8) Includes a transfer of the Everett development project to DDR and the Salem development project to DD Development Co.

                                Summary of Wholly Owned Capital Transactions 3.1

DEVELOPERS DIVERSIFIED REALTY
Quarterly Financial Supplement
For the six months ended June 30, 2003

                   WHOLLY OWNED AND CONSOLIDATED ACQUISITIONS
                  FOR THE SIX MONTH PERIOD ENDED JUNE 30, 2003

                                           Cost     Acquisition
Property Location            GLA  (1)   (Millions)     Date      Major Tenants
-----------------            --------   ----------  -----------  --------------------------------------------
Gulfport, Mississippi          539,433  $     45.0    01/31/03   TJ Maxx, Old Navy, Cinemark, Barnes & Noble,
                                                                 Office Depot, Circuit City, Goody's, Academy
                                                                 Sports, Kirschman's Furniture and PetSmart.

JDN Realty Corporation (2)  23,036,437  $  1,073.2    03/13/03   Portfolio of 102 operating and development
                                                                 properties located in 15 states.

Leawood, KS (3)                412,879  $     80.8  04/25/2003   Coldwater Creek,  The Gap, J. Jill, Sharper
                                                                 Image, The Limited,  Ann Taylor, Pottery
                                                                 Barn, American Eagle, Restoration Hardware,

-------------------------------------------------------------------------------------------------------------
Total                       23,988,749  $  1,199.0
=============================================================================================================

(1) GLA may include property managed, but not owned.

(2) Includes the transfer from joint venture of the Suwanee, GA shopping center.

(3) The Company previously owned a 50% joint venture interest in this asset, which was accounted for using the equity method of accounting.

                   WHOLLY OWNED AND CONSOLIDATED DISPOSITIONS
                  FOR THE SIX MONTH PERIOD ENDED JUNE 30, 2003

                                 Gross Sale
                                  Proceeds
Property Location         GLA    (Millions)  Sale Date
-----------------         ---    ----------  ---------
Fayetteville, GA         10,908   $    3.1   3/27/2003

Buford, GA               27,806   $    3.5    4/1/2003

Three Business Centers  395,277   $   14.0    4/8/2003

Lilburn, GA             132,847   $   14.0    5/1/2003

Gulf Breeze, FL          14,490   $   3.5    5/12/2003

Andersen, SC             14,250   $   1.4    6/20/2003

Fayetteville, GA         15,335   $   3.0    6/27/2003
------------------------------------------------------
Total                   610,913   $  42.5
======================================================

                                  Wholly Owned Acquisitions and Dispositions 3.2

DEVELOPERS DIVERSIFIED REALTY
Quarterly Financial Supplement
For the six months ended June 30, 2003

                          WHOLLY OWNED AND CONSOLIDATED
                      EXPANSION AND REDEVELOPMENT PROJECTS
                  FOR THE SIX MONTH PERIOD ENDED JUNE 30, 2003

                                                                                                    NOT SHOWN
PROJECTS COMPLETED
-------------------------------------------------------------------------------------------------------------
Birmingham, AL                      Retenanted the former Wal-Mart space with Lowe's Home
                                    Improvement (opened 3/03) and added a 45,600 sf expansion, which includes a Ross Dress for Less (opened 2/03) and
                                    Petco (opened 4/03)                                              3.964440

Brandon, FL                         Retenanted the former Scotty's with 66,000 sf two story
                                    Kanes Furniture store (opened 4/03).                                  0.6

N. Canton, OH                       Expansion of existing Kohl's space by approximately 20,000 sf (opened 9/02) and the addition of 7,000 sf of retail
                                    space.                                                           2.369706

Fayetteville, NC                    Expansion of existing center to include a Bed, Bath &
                                    Beyond (opened 7/03) and the creation of an additional
                                    19,672 sf of retail space.                                       4.023151

Taylorsville, UT                    Redevelopment of the center, including the demolition of
                                    the former theater to construct a 35,000 sf 24 Hour
                                    Fitness (opened 12/02), and the relocation of several
                                    small retailers to accommodate a 30,200 sf Ross Dress for
                                    Less (opened 6/03)                                              12.314888

---------------------------------------------------
Total Net Cost (Millions)                   $  23.3
---------------------------------------------------

PROJECTS IN PROGRESS
----------------------------------------------------------------------------------------------

N. Little Rock, AR                  Demolished the former Kmart space to construct a Bed, Bath       5.151190
                                    & Beyond (opened 9/02), Sports Authority (scheduled to
                                    open 8/03), and Micheal's (scheduled to 1st quarter 2004).

Bayonet Point, FL                   Relocation of three small shops for the expansion of             2.518132
                                    existing Beall's space by approximately 15,700 sf
                                    (scheduled to open in 8/03).

Tucker, GA                          Expansion of existing center to include Washington Mutual         1.04252
                                    Bank, EB Gameworks (scheduled to open 8/03) and an
                                    additional 5,600 sf of retail space

Aurora, OH                          Expansion of the existing center to create a 38,000 sf            4.64036
                                    Marquee Theatre (scheduled to open in 12/03).

Tiffin, OH                          Retenanting the former Kmart with Marquee Theatre                5.829312
                                    (scheduled to open 12/03) and 15,000 sf of additional
                                    retail space.

Riverdale, UT (North)               Retenanting the former Wal-Mart space with a Meier and           0.099286
                                    Frank Department Store (scheduled to open in 8/03).

Erie, PA                            Expansion of the existing Kohl's store by approximately          6.414185
                                    20,250 sf.

Monaca, PA                          Expansion of the existing center to create 38,000 sf            25.694992
                                    Cinemark Theater and 6,160 sf of retail space

---------------------------------------------------
Total Net Cost (Millions)                   $  25.7
---------------------------------------------------

PROJECTS TO COMMENCE CONSTRUCTION
----------------------------------------------------------------------------------------------

Princeton,  NJ                      Expansion of the existing center to create an additional         9.307331
                                    76,800 sf of retail space.

                                  Wholly Owned Expansions and Redevelopments 3.2

DEVELOPERS DIVERSIFIED REALTY
Quarterly Financial Supplement
For the six months ended June 30, 2003

          SUMMARY OF WHOLLY OWNED AND CONSOLIDATED DEVELOPMENT PROJECTS
                  FOR THE SIX MONTH PERIOD ENDED JUNE 30, 2003

                                                                     Substantial
                                                        Net Cost      Completion
PROJECTS SUBSTANTIALLY COMPLETED         GLA           (Millions)        Date       Major Tenants
---------------------------------------------------------------------------------------------------------------------------------
Fayetteville, AR                     137,033          $   10.2      1st Half 2003   PetsMart, Kohl's, Radio Shack, EB Game World,
                                                                                    Cingular Wireless

Aurora, CO                           147,465          $   27.0      1st Half 2003   Wal-Mart, Home Depot, Bed, Bath & Beyond,
                                                                                    Office Depot, PetsMart, and 73,000 sq. ft of
                                                                                    retail space

Parker, CO                           100,536          $   17.4      1st Half 2003   Office Depot, PetsMart, Hollywood Video,
                                                                                    Starbucks, Noodles, Wal-Mart, Home Depot,
                                                                                    Panda Express, Fantastic Sam's

Meridian (Boise), ID Phase I & II    733,051 (1)(2)   $   64.3 (1)  2000 (Phase I)  Phase I:  Wal*Mart Supercenter, Shopko,
                                                                                    Shepler's, Bed Bath & Beyond, Office Depot,
                                                                                    Old Navy, Sportsman's Warehouse, Ross Dress
                                                                                    for Less, Marshalls, additional small
                                                                                    retailers and restaurants
                                                                    2nd Half 2003   Phase II:  Craft Warehouse, Babies 'R Us,
                                                                       (Phase II)   PetsMart and 24,800 square feet of
                                                                                    additional retail space

St. John's, MO                        92,019          $   11.7      1st Half 2003   Shop 'N Save

Frisco, TX                           120,884          $    9.0      1st Half 2003   Kohl's, Great Clips

PROJECTS IN PROGRESS
---------------------------------------------------------------------------------------------------------------------------------
Long Beach, CA (The Pike at
Rainbow Harbor) Phase I              343,651          $  126.8      2nd Half 2003   CinemarkTheater, Gameworks, Carnival Club,
                                                                       and 2004     Gladstones, Outback Steakhouse, Island
                                                                                    Burgers, Bubba Gump Shrimp, California Pizza
                                                                                    Kitchen

Sacramento, CA                         6,728          $    1.4      2nd Half 2003   Pick Up Stix, City Financial, UPS Store,
                                                                                    GameStop and 3,200 sq. ft. of retail space

Fort Collins, CO                      18,540          $    8.1           2004       Wal-Mart, Home Depot and additional small
                                                                                    shops

Parker South, CO (Phase I)           133,927          $   14.4       2nd Half 2003  Kohl's, Bed, Bath & Beyond, Gart Sports,
                                                                                    Michael's, Famous Footwear, Lane Bryant

Lithonia, GA                         160,675          $   15.8       2nd Half 2003  Sam's Club, Best Buy, Toys 'R Us, Bed, Bath &
                                                                                    Beyond and an additional 39,900 sf of retail
                                                                                    space

McDonough, GA                         61,000          $    6.7       2nd Half 2003  Wal-Mart, Lowe's, Cracker Barrel and 50,500
                                                                                    sf of retail space

Overland Park, KS                     91,845          $   12.6           2004       Home Depot, Sam's Club,  Aldi's Grocery,
                                                                                    Party City, Goodyear Tire, Bank of America

Chesterfield, MI                     130,245          $   15.0           2004       Petco and additional retail to be announced

Grandville, MI                       212,891          $   25.7       2nd Half 2003  Lowe's, PetsMart, Shoe Carnival, Gander
                                                                                    Mountain, Circuit City, Linens 'N Things,
                                                                                    Party City, Cost Plus

Lansing, MI                          165,869          $   13.9           2004       Wal-Mart, Lowe's, Michael's, Gander Mountain,
                                                                                    Subway, Hallmark

                                                   Wholly Owned Developments 3.2

DEVELOPERS DIVERSIFIED REALTY
Quarterly Financial Supplement
For the six months ended June 30, 2003

          SUMMARY OF WHOLLY OWNED AND CONSOLIDATED DEVELOPMENT PROJECTS
                  FOR THE SIX MONTH PERIOD ENDED JUNE 30, 2003

                                                                     Substantial
                                                        Net Cost      Completion
PROJECTS IN PROGRESS - CONT'D            GLA           (Millions)        Date       Major Tenants
---------------------------------------------------------------------------------------------------------------------------------
Coon Rapids (Minneapolis), MN        295,290          $   38.2      1st Half 2003   Phase I:  Ulta 3 Cosmetics, Border's,
(Central Quadrant, adjacent                                             Phase D     Maurice's, Lane Bryant, Sprint, PetsMart,
to DDR's existing property)                                                         additional small retailers and restaurants

                                                                         2004
                                                                      (Phase II)    Phase II: Casual Corner, Pier One, J.C.
                                                                                    Penney

Apex, NC                             465,754          $   25.2           2004       Target, Lowe's

Hamilton, NJ                         487,647          $   82.9      2nd Half 2003   Wal-Mart, Lowe's, BJ's Wholesale, Kohl's,
                                                                                    Michaels, PetsMart, Famous Footwear, Ross
                                                                                    Dress for Less, Pier One, Linens 'N Things,
                                                                                    Shop-Rite

Erie, PA                             113,363          $    8.7      2nd Half 2003   Target, Marshall's, Bed, Bath & Beyond,
                                                                                    Babies 'R Us, H&R Block

Irving, TX                           319,976          $   29.6           2004       Wal-Mart, Sam's Club, Kohl's, PetsMart,
                                                                                    Marquee Theater

Mesquite, TX                         197,460          $   26.6      2nd Half 2003   Michael's, Linens 'N Things, Ross Dress for
                                                                                    Less, Ultimate Electronics, Dress Barn,
                                                                                    Famous Footwear

PROJECTS TO COMMENCE CONSTRUCTION
---------------------------------------------------------------------------------------------------------------------------------
Norwood, MA                          115,147          $    7.2           2004       Lowe's

St. Louis, MO                         99,927          $   13.1           2004       PetsMart and other retail tenants to be
                                                                                    announced

Mt. Laurel, NJ                       720,163          $   41.3           2004       Target, Wegman's, Bed, Bath & Beyond

McKinney, TX (Phase II)               98,000          $    6.4           2004       To be announced

---------------------------------------------------------------------------------------------------------------------------------
Wholly Owned Development Totals    5,569,086          $  659.3
=================================================================================================================================

Notes:

(1) Meridian project costs and square footage are aggregated for Phase I and Phase II.

(2) Includes square footage which will not be Company owned.

                                                   Wholly Owned Developments 3.2

DEVELOPERS DIVERSIFIED REALTY
Quarterly Financial Supplement
For the six months ended June 30, 2003

                    WHOLLY OWNED AND CONSOLIDATED DEVELOPMENT
                  ASSETS PLACED IN SERVICE AS OF JUNE 30, 2003

                                   Assets Placed in Service
Date                                      (Millions)
-----------------------------------------------------------
As of December 31, 2002                  $ 200.5
1st Quarter 2003                         $  14.7
2nd Quarter 2003                         $  23.0
3rd Quarter 2003                         $  14.4
4th Quarter 2003                         $ 133.0
Thereafter                               $ 273.7
------------------------------------------------
Total                                    $ 659.3
================================================

                    WHOLLY OWNED AND CONSOLIDATED DEVELOPMENT
                      FUNDING SCHEDULE AS OF JUNE 30, 2003

Funded as of June 30, 2003               $ 476.8
Projected Net Funding During 2003        $ 105.7 (1)
Projected Net Funding Thereafter         $  76.8 (1)
------------------------------------------------
Total                                    $ 659.3
================================================

(1) Amount will be reduced by the additional proceeds to be obtained through the construction loans relating to the Aurora, Hamiton, Mesquite projects and proceeds from land sales.

                     Wholly Owned Development Delivery and Funding Schedules 3.2

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Quarterly Financial Supplement
For the six months ended June 30, 2003

                          SUMMARY OF CONSOLIDATED DEBT
                               AS OF JUNE 30, 2003

                                                                   MORTGAGE          MATURITY          INTEREST
                                                                BALANCE(000'S)         DATE            RATE (1)
                                                                --------------       --------          --------
SENIOR DEBT:
Unsecured Credit Facility:
    $650 Million Revolving Credit Facility                          383,813 (2)        05/05            2.120
    $300 Million Revolving Credit Facility                          300,000            03/04            2.270
Secured Credit Facility:
    $30 Million Revolving Credit Facility                            19,000            06/05            2.120
                                                                    -------
Total Credit Facility Debt                                          702,813

PUBLIC DEBT:
Medium Term Notes                                           F        10,000            07/04            6.900
Medium Term Notes                                           F         5,000            07/04            6.940
Medium Term Notes                                           F        50,000 (3)        12/04            6.840
Medium Term Notes                                           F         1,000            11/05            7.280
Medium Term Notes                                           F        95,342 (4)        03/07            6.840
Medium Term Notes                                           F        10,000            07/07            6.950
Medium Term Notes                                           F         2,000            12/07            7.050
Medium Term Notes                                           F        99,883            01/08            6.625
Medium Term Notes                                           F       100,000            07/18            7.500
Unsecured Notes                                             F        75,000            08/04            6.800
Unsecured Notes                                             F        85,000            08/07            6.950
                                                                    -------
Total Public Debt                                                   533,224

MORTGAGE DEBT:
Plainville, CT (TIF)                                        F         7,260            04/21            7.125
Bayonet Point, FL                                           F         5,327            08/06            9.750
Tupelo, MS                                                  F        12,157            03/08            4.410
Jacksonville, FL                                            F         6,975            03/08            4.410
Denver, CO (Univ Hills)                                     F        29,600            06/12            7.300
Henderson, TN                                               F         9,835            01/19            7.660
Brown Deer, WI                                              F         3,472            08/09            7.750
Richmond, KY (Carriage Gate)                                F         5,562            12/03            7.630
Allentown, PA                                               F        19,520            06/21            6.950
Erie, PA                                                    F        25,961            04/11            6.880
Erie, PA                                                    F         2,996            04/11            6.880
Boardman, OH                                                F        26,960            04/11            6.880
Solon, OH                                                   F        16,840            03/08            4.410
St. Louis, MO (Sunset)                                      F        34,948            04/11            6.880
St. Louis, MO (Brentwood)                                   F        25,961            04/11            6.880
Denver, CO (Centennial)                                     F        38,942            04/11            6.880
Cedar Rapids, IA                                            F        10,488            01/20            9.375
St. Louis, MO (Olympic)                                     F         3,977            08/07            9.150

                                                Summary of Consolidated Debt 3.3

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Quarterly Financial Supplement
For the six months ended June 30, 2003

                          SUMMARY OF CONSOLIDATED DEBT
                           AS OF JUNE 30, 2003 (CON'T)

                                                                 MORTGAGE            MATURITY          INTEREST
                                                                  BALANCE              DATE            RATE (1)
                                                                -----------          --------          --------
St. Louis, MO (Gravois)                                         F     2,270            07/12            8.625
St. Louis, MO (Keller)                                          F     1,976            01/10            8.625
St. Louis, MO (Home Qtrs)                                       F     2,985            01/15            8.800
N. Charleston, SC                                               F    12,057            03/08            4.410
Sault St. Marie, MI                                             F     3,826            05/07            8.375
Walker, MI                                                      F     8,868            03/08            4.410
Detroit, MI                                                     F     6,937            09/05            7.375
Mt. Pleasant, SC (GS II)                                        F     8,171            03/08            4.410
Meridian, ID (GS II)                                            F    26,406            03/08            4.410
Logan, UT                                                       F       783            06/12            8.750
Riverdale, UT (North)                                           F     9,329            10/20            9.300
Salt Lake City, UT (Hermes)                                     F       431            08/04            5.900
Birmingham, AL (GS II)                                          F    28,598            03/08            4.410
Wilmington, NC                                                  F    21,922            03/08            4.410
Berlin, VT                                                      F     4,940            08/07            9.750
Brainerd, MN                                                    F       280            02/05            6.800
Spring Hill, FL                                                 F     5,538            09/19            9.750
West Pasco, FL                                                  F     4,784            02/12            9.625
Princeton, NJ                                                   F    26,533            03/27            8.262
Woodmont - Riverchase                                           F     8,157            01/13            5.500
Leawood, KS                                                     F    52,964            07/09            7.310
Durham, NC                                                      F     7,473            03/08            4.410
Bellefontaine, OH                                               F     2,662            12/16            7.500
Dublin, OH                                                      F     9,821            09/06            8.375
Pickerington, OH                                                F     4,595            12/06            8.250
Dallas, TX (Beltline)                                           F     1,402            12/03            8.610
Houston, TX (Commerce Park)                                     F     1,820            12/03            8.610
Irving, TX (Gateway)                                            F     2,470            12/03            8.610
Arlington, TX (Meridian)                                        F     1,008            12/03            8.610
Dallas, TX (Northgate)                                          F     4,485            12/03            8.610
Houston, TX (Plaza Southwest)                                   F     2,925            12/03            8.610
Houston, TX (Westchase)                                         F     1,151            12/03            8.610
Dallas, TX (Carpenter)                                          F    28,655            01/08            7.250
Silver Springs, MD (Tech 29-1)                                  F     7,094            02/09            7.330
Silver Springs, MD (Tech 29-2)                                  F     3,593            09/06            9.050
Silver Springs, MD (Tech 29-3)                                  F     4,136            11/06            8.580
Everett, MA                                                     V    29,000            12/03            2.970
Princeton, NJ                                                   V    25,000            09/25            2.620
Independence, MO                                                V    27,500            03/06            2.620
N Canton, OH                                                    V    15,281            09/08            2.620
Coon Rapids, MN                                                 V    12,650            06/05            2.620

                                                Summary of Consolidated Debt 3.3

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Quarterly Financial Supplement
Developers Diversified Realty Corporation

                          SUMMARY OF CONSOLIDATED DEBT
                           AS OF JUNE 30, 2003 (CON'T)

                                                                 MORTGAGE          MATURITY            INTEREST
                                                                  BALANCE            DATE              RATE (1)
                                                              -------------       ----------           --------
Mt. Laurel, NJ                                                V      12,350            06/05            2.620
San Antonio, TX                                               V      27,700            07/06            2.620
Fort Worth, TX; Lewisville, TX;
  Wichita, KS; Columbia, SC                                   V      54,800            01/04            3.250
Aurora, CO                                                    V       7,741            09/04            2.470
St. John, MO                                                  V       4,444            07/04            2.470
Mesquite, TX                                                  V      15,239            04/04            2.470
Hamilton, NJ                                                  V      39,808            05/05            2.770
                                                                 ----------
Total Mortgage Debt                                                 879,339
                                                                 ----------
Total Debt                                                       $2,115,376

Adjustment for Reverse Swap                                           7,275 (5)

                                                                 $2,122,652
                                                                 ==========
Weighted Average - Total                                                          4.49 years              4.6%
                                                                                  ==========
Weighted Average - Fixed                                                          6.45 years              6.5%
                                                                                  ==========
Weighted Average - Floating                                                       2.19 years              2.5%
                                                                                  ==========

NOTES:

F - Fixed Rate Debt

V - Variable Rate Debt

1. Interest rate figures reflect coupon rates of interest and do not include discounts or premiums. Annualized deferred finance cost amortization is approximately $1.2 million, net.

2. Senior debt of $100 million has been converted to a fixed rate of 2.34%. The remaining balance of $283.8 million is at the stated variable rate.

3. Public debt of $40 million has been converted to a variable rate of 3.655%. The remaining balance of $10 million is at the stated fixed rate.

4. Public debt of $60 million has been converted to a variable rate of 3.196%. The remaining balance of $34.7 million is at the stated fixed rate.

5.   Offset included in other assets.

                                                Summary of Consolidated Debt 3.3

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Quarterly Financial Supplement
For the six months ended June, 2003

              SUMMARY OF CONSOLIDATED MORTGAGE PRINCIPAL PAYMENTS
                          AND CORPORATE DEBT MATURITIES
                               AS OF JUNE 30, 2003
                                     (000's)

                                2003 Payments    2004 Payments    2005 Payments    2006 Payments   2007 Payments    2008 Payments
                                -------------    -------------    -------------    -------------   -------------    -------------
PROPERTY MORTGAGES
Plainville, CT (TIF)
Bayonet Point, FL                                                                      5,327
Tupelo, MS                            569              806              806              806             806            8,406
Jacksonville, FL                      326              463              463              463             463            4,823
Denver, CO (Univ Hills)             1,960            2,614            2,614            2,614           2,614            2,614
Henderson, TN                         801            1,068            1,068            1,068           1,068            1,068
Brown Deer, WI                        333              475              513              554             599              647
Richmond, KY (Carriage Gate)        5,611
Allentown, PA                       1,424            1,899            1,899            1,899           1,899            1,899
Erie, PA
Erie, PA
Boardman, OH
Solon, OH                             788            1,117            1,117            1,117           1,117           11,644
St. Louis, MO (Sunset)
St. Louis, MO (Brentwood)
Denver, CO (Centennial)
Cedar Rapids, IA                      261              287              315              346             380              417
St. Louis, MO (Olympic)               279              306              335              367           2,827
St. Louis, MO (Gravois)               243              282              310              355             389              292
St. Louis, MO (Keller)                223              243              265              289             315              343
St. Louis, MO (Home Quarters)         148              162              177              193             211              230
N. Charleston, SC                     564              800              800              800             800            8,337
Sault St Marie, MI                    838              911              990            1,079             418
Walker, MI                            415              588              588              588             588            6,132
Detroit, MI                         2,855            2,800            2,911
Mt. Pleasant, SC                      382              542              542              542             542            5,650
Merridian, ID                       1,190            1,751            1,751            1,751           1,751           18,304
Logan, UT                              57               63               68               74              81               89
Riverdale, UT (North)                 217              238              261              287             315              345
Salt Lake City, UT                    428              207
Birmingham, AL                      1,338            1,897            1,897            1,897           1,897           19,775
Wilmington, NC                      1,026            1,454            1,454            1,454           1,454           15,158
Berlin, VT                                                                                             4,940
Brainerd, MN ( K-Mart)                135              140               75
Spring Hill, FL                       140              154              170              187             206              227
West Pasco, FL
Princeton, NJ                         303              323              358              389             423              454
Hoover, AL (Riverchase)                19
Leawood, KS
Durham, NC                            350              496              496              496             496            5,168
Bellefontaine, OH                     114              123              133              143             154              166

                                    2009 Payments    2010 Payments    2011 Payments    Thereafter           Total
                                    -------------    -------------    -------------    ----------           ------
PROPERTY MORTGAGES
Plainville, CT (TIF)                                                                      7,300              7,300
Bayonet Point, FL                                                                                            5,327
Tupelo, MS                                                                                                  12,200
Jacksonville, FL                                                                                             7,000
Denver, CO (Univ Hills)                 2,614            2,614            2,614           6,841             29,711
Henderson, TN                           1,068            1,068            1,068             563              9,911
Brown Deer, WI                            460                                                                3,581
Richmond, KY (Carriage Gate)                                                                                 5,611
Allentown, PA                           1,899            1,899            1,899           3,038             19,654
Erie, PA                                                                 26,000                             26,000
Erie, PA                                                                  3,000                              3,000
Boardman, OH                                                             27,000                             27,000
Solon, OH                                                                                                   16,900
St. Louis, MO (Sunset)                                                   35,000                             35,000
St. Louis, MO (Brentwood)                                                26,000                             26,000
Denver, CO (Centennial)                                                  39,000                             39,000
Cedar Rapids, IA                          458              503              552           7,096             10,615
St. Louis, MO (Olympic)                                                                                      4,114
St. Louis, MO (Gravois)                   115              125              136              72              2,319
St. Louis, MO (Keller)                    374               33                                               2,085
St. Louis, MO (Home Quarters)             252              275              300           1,109              3,058
N. Charleston, SC                                                                                           12,100
Sault St Marie, MI                                                                                           4,236
Walker, MI                                                                                                   8,900
Detroit, MI                                                                                                  8,566
Mt. Pleasant, SC                                                                                             8,200
Merridian, ID                                                                                               26,500
Logan, UT                                  97              105              115              61                811
Riverdale, UT (North)                     379              415              456           6,523              9,435
Salt Lake City, UT                                                                                             635
Birmingham, AL                                                                                              28,700
Wilmington, NC                                                                                              22,000
Berlin, VT                                                                                                   4,940
Brainerd, MN ( K-Mart)                                                                                         350
Spring Hill, FL                           251              276              304           3,690              5,607
West Pasco, FL                                                                            4,784              4,784
Princeton, NJ                             499              543              590          22,801             26,684
Hoover, AL (Riverchase)                                                                   8,181              8,200
Leawood, KS                            52,964                                                               52,964
Durham, NC                                                                                                   7,500
Bellefontaine, OH                         179              193              208           1,307              2,718

              Summary of Consolidated Mortgage Principal Payments Corporate Debt
                                                                  Maturities 3.4

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Quarterly Financial Supplement
For the six months ended June, 2003

               SUMMARY OF CONSOLIDATED MORTGAGE PRINCIPAL PAYMENTS
                          AND CORPORATE DEBT MATURITIES
                           AS OF JUNE 30, 2003 (CON'T)

                                 2003 Payments    2004 Payments   2005 Payments   2006 Payments   2007 Payments    2008 Payments
                                 -------------    -------------   -------------   -------------   -------------    -------------
Dublin, OH                             229              248             270            9,185
Pickerington, OH                       186              202             219            4,079
Dallas, TX (Beltline)                1,483
Houston, TX (Commerce Park)          1,848
Irving, TX (Gateway)                 2,508
Arlington, TX (Meridian)             1,023
Dallas, TX (Northgate)               4,553
Houston, TX (Plaza Southwest)        2,969
Houston, TX (Westchase)              1,168
Dallas, TX (Carpenter)                 423              455             489              525             565           26,406
Silver Springs, MD (Tech 29-1)         136              145             158              170             183              196
Silver Springs, MD (Tech 29-2)          77               85              93            3,376
Silver Springs, MD (Tech 29-3)         443              443             443            2,482
Princeton, NJ (Nassau Pav)
Independence, MO                                                                      27,500
N. Canton, OH                                                                                                          15,281
San Antonio, TX                                                                       27,700
Fort Worth, TX; Lewisville, TX;                      54,800
   Wichita, KS; Columbia, SC
Payments Made Through 06/30/03      -5,024
                                    ======           ======          ======          =======          ======          =======
   Total - Property Mortgages       35,361           78,586          24,046          100,105          27,500          154,071

CONSTRUCTION LOANS
$35.5 Million Construction Loan     29,000 (1)
   (National City Bank)
$25 Million Construction Loan                                        25,000
   (National City Bank)
Aurora, CO                                            7,741
St. John, MO                                          4,444
Mesquite, TX                                         15,239
Hamilton, NJ                                                         39,808
                                    ======           ======          ======          =======          ======          =======
   Total - Construction Loans       29,000           27,424          64,808                0               0                0

                                    2009 Payments     2010 Payments   2011 Payments      Thereafter          Total
                                    -------------     -------------   -------------      ----------          -----
Dublin, OH                                                                                                    9,933
Pickerington, OH                                                                                              4,686
Dallas, TX (Beltline)                                                                                         1,483
Houston, TX (Commerce Park)                                                                                   1,848
Irving, TX (Gateway)                                                                                          2,508
Arlington, TX (Meridian)                                                                                      1,023
Dallas, TX (Northgate)                                                                                        4,553
Houston, TX (Plaza Southwest)                                                                                 2,969
Houston, TX (Westchase)                                                                                       1,168
Dallas, TX (Carpenter)                                                                                       28,863
Silver Springs, MD (Tech 29-1)           6,173                                                                7,161
Silver Springs, MD (Tech 29-2)                                                                                3,631
Silver Springs, MD (Tech 29-3)                                                                                3,810
Princeton, NJ (Nassau Pav)                                                                 25,000            25,000
Independence, MO                                                                                             27,500
N. Canton, OH                                                                                                15,281
San Antonio, TX                                                                                              27,700
Fort Worth, TX; Lewisville, TX;                                                                              54,800
   Wichita, KS; Columbia, SC
Payments Made Through 06/30/03                                                                               -5,024
                                        ======            =====          =======           ======           =======
   Total - Property Mortgages           67,780            8,049          164,242           91,067           758,108

CONSTRUCTION LOANS
$35.5 Million Construction Loan                                                                              29,000
   (National City Bank)
$25 Million Construction Loan                                                                                25,000
   (National City Bank)
Aurora, CO                                                                                                    7,741
St. John, MO                                                                                                  4,444
Mesquite, TX                                                                                                 15,239
Hamilton, NJ                                                                                                 39,808
                                        ======            =====          =======           ======           =======
   Total - Construction Loans                0                0                0                0           121,232

              Summary of Consolidated Mortgage Principal Payments Corporate Debt
                                                                  Maturities 3.4

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Quarterly Financial Supplement
For the six months ended June, 2003

               SUMMARY OF CONSOLIDATED MORTGAGE PRINCIPAL PAYMENTS
                          AND CORPORATE DEBT MATURITIES
                           AS OF JUNE 30, 2003 (CON'T)

                                 2003 Payments   2004 Payments   2005 Payments    2006 Payments   2007 Payments    2008 Payments
DEBT OFFERINGS
Senior Notes                                         65,000           1,000                          107,342           99,883
Unsecured Notes                                      75,000                                           85,000
                                    ======          =======         =======          =======         =======          =======
    Total - Debt Offerings               0          140,000           1,000                0         192,342           99,883

    Total - Property Mortgages,     64,361          246,010          89,855          100,105         219,842          253,954
        Construction Loans &
        Debt Offerings
REVOLVING CREDIT FACILITIES
$650 Million Unsecured Credit                                       383,813 (2)
  (Bank One)
$300 Million Unsecured Credit                       300,000 (3)
  (Bank of America)
$30 Million Revolving Credit                                         19,000 (4)
  (National City Bank)
                                    ======          =======         =======          =======         =======          =======
    Total - Debt                    64,361          546,010         492,667          100,105         219,842          253,954

                                    2009 Payments     2010 Payments   2011 Payments      Thereafter         Total
DEBT OFFERINGS
Senior Notes                                                                              100,000           373,224
Unsecured Notes                                                                                             160,000
                                        ======            =====          =======          =======         =========
    Total - Debt Offerings                   0                0                0          100,000           533,224

    Total - Property Mortgages,         67,780            8,049          164,242          191,067         1,412,565
        Construction Loans &
        Debt Offerings
REVOLVING CREDIT FACILITIES
$650 Million Unsecured Credit                                                                               383,813
  (Bank One)
$300 Million Unsecured Credit                                                                               300,000
  (Bank of America)
$30 Million Revolving Credit                                                                                 19,000
  (National City Bank)
                                        ======            =====          =======          =======         =========
    Total - Debt                        67,780            8,049          164,242          191,067         2,115,376

NOTES:

(1)  Balance at June 30, 2003 on revolving construction credit facilities.

(2)  Balance at June 30, 2003 on $650 million revolving credit facility.

(3)  Balance at June 30, 2003 on $300 million revolving credit facility.

(4)  Balance at June 30, 2003 on $30 million revolving credit facility.

              Summary of Consolidated Mortgage Principal Payments Corporate Debt
                                                                  Maturities 3.4

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Quarterly Financial Supplement
For the six months ended June, 2003

               SUMMARY OF CONSOLIDATED MORTGAGE PRINCIPAL PAYMENTS
                          AND CORPORATE DEBT MATURITIES
                               AS OF JUNE 30, 2003

                                2003 Payments  2004 Payments  2005 Payments  2006 Payments  2007 Payments  2008 Payments
                                -------------  -------------  -------------  -------------  -------------  -------------
PROPERTY MORTGAGES
Plainville, CT (TIF)
Bayonet Point, FL                                                              5,327,208
Tupelo, MS                          568,903       806,278          806,278       806,278        806,278      8,405,985
Jacksonville, FL                    326,419       462,618          462,618       462,618        462,618      4,823,109
Denver, CO (Univ Hills)           1,960,284     2,613,712        2,613,712     2,613,712      2,613,712      2,613,712
Henderson, TN                       801,225     1,068,300        1,068,300     1,068,300      1,068,300      1,068,300
Brown Deer, WI                      332,901       474,960          513,105       554,315        598,834        646,927
Richmond, KY (Carriage Gate)      5,611,317
Allentown, PA                     1,424,220     1,898,961        1,898,961     1,898,961      1,898,961      1,898,961
Erie, PA
Erie, PA
Boardman, OH
Solon, OH                           788,070     1,116,893        1,116,893     1,116,893      1,116,893     11,644,358
St. Louis, MO (Sunset)
St. Louis, MO (Brentwood)
Denver, CO (Centennial)
Cedar Rapids, IA                    261,484       287,080          315,180       346,032        379,903        417,090
St. Louis, MO (Olympic)             278,781       306,037          335,244       367,239      2,826,678
St. Louis, MO (Gravois)             242,822       282,102          309,630       355,259        389,043        291,874
St. Louis, MO (Keller)              223,265       243,301          265,136       288,930        314,858        343,115
St. Louis, MO (Home Quarters)       148,087       162,287          177,159       193,393        211,116        230,462
N. Charleston, SC                   564,240       799,669          799,669       799,669        799,669      8,337,084
Sault St Marie, MI                  837,837       910,763          989,529     1,079,405        418,186
Walker, MI                          415,019       588,186          588,186       588,186        588,186      6,132,237
Detroit, MI                       2,854,894     2,800,107        2,910,804
Mt. Pleasant, SC                    382,377       541,924          541,924       541,924        541,924      5,649,927
Merridian, ID                     1,190,284     1,751,341        1,751,341     1,751,341      1,751,341     18,304,352
Logan, UT                            57,291        62,510           68,204        74,418         81,196         88,593
Riverdale, UT (North)               217,120       238,196          261,317       286,683        314,511        345,040
Salt Lake City, UT                  428,333       206,663
Birmingham, AL                    1,338,321     1,896,736        1,896,736     1,896,736      1,896,736     19,774,735
Wilmington, NC                    1,025,891     1,453,944        1,453,944     1,453,944      1,453,944     15,158,333
Berlin, VT                                                                                    4,940,000
Brainerd, MN ( K-Mart)              135,000       140,000           75,000
Spring Hill, FL                     139,964       154,238          169,966       187,299        206,399        227,447
West Pasco, FL
Princeton, NJ                       303,278       323,399          357,990       389,156        423,036        453,799
Hoover, AL (Riverchase)              19,237
Leawood, KS
Durham, NC                          349,735       495,662          495,662       495,662        495,662      5,167,617
Bellefontaine, OH                   114,176       123,039          132,591       142,885        153,977        165,931


                                2009 Payments  2010 Payments  2011 Payments  Thereafter      Total
                                -------------  -------------  -------------  ----------  -------------
PROPERTY MORTGAGES
Plainville, CT (TIF)                                                          7,300,000     7,300,000
Bayonet Point, FL                                                                           5,327,208
Tupelo, MS                                                                                 12,200,000
Jacksonville, FL                                                                            7,000,000
Denver, CO (Univ Hills)           2,613,712      2,613,712      2,613,712     6,841,457    29,711,437
Henderson, TN                     1,068,300      1,068,300      1,068,300       563,480     9,911,105
Brown Deer, WI                      459,898                                                 3,580,940
Richmond, KY (Carriage Gate)                                                                5,611,317
Allentown, PA                     1,898,961      1,898,961      1,898,961     3,037,826    19,653,734
Erie, PA                                                       26,000,000                  26,000,000
Erie, PA                                                        3,000,000                   3,000,000
Boardman, OH                                                   27,000,000                  27,000,000
Solon, OH                                                                                  16,900,000
St. Louis, MO (Sunset)                                         35,000,000                  35,000,000
St. Louis, MO (Brentwood)                                      26,000,000                  26,000,000
Denver, CO (Centennial)                                        39,000,000                  39,000,000
Cedar Rapids, IA                    457,917        502,740        551,951     7,096,042    10,615,419
St. Louis, MO (Olympic)                                                                     4,113,979
St. Louis, MO (Gravois)             114,649        124,938        136,150        72,226     2,318,693
St. Louis, MO (Keller)              373,701         32,840                                  2,085,146
St. Louis, MO (Home Quarters)       251,581        274,635        299,802     1,109,192     3,057,714
N. Charleston, SC                                                                          12,100,000
Sault St Marie, MI                                                                          4,235,721
Walker, MI                                                                                  8,900,000
Detroit, MI                                                                                 8,565,805
Mt. Pleasant, SC                                                                            8,200,000
Merridian, ID                                                                              26,500,000
Logan, UT                            96,664        105,470        115,077        61,413       810,836
Riverdale, UT (North)               378,532        415,276        455,586     6,523,088     9,435,349
Salt Lake City, UT                                                                            634,996
Birmingham, AL                                                                             28,700,000
Wilmington, NC                                                                             22,000,000
Berlin, VT                                                                                  4,940,000
Brainerd, MN ( K-Mart)                                                                        350,000
Spring Hill, FL                     250,642        276,201        304,368     3,690,046     5,606,570
West Pasco, FL                                                                4,783,894     4,783,894
Princeton, NJ                       499,373        542,848        590,108    22,801,248    26,684,235
Hoover, AL (Riverchase)                                                       8,180,763     8,200,000
Leawood, KS                      52,964,335                                                52,964,335
Durham, NC                                                                                  7,500,000
Bellefontaine, OH                   178,812        192,694        207,653     1,306,609     2,718,367

              Summary of Consolidated Mortgage Principal Payments Corporate Debt
                                                                  Maturities 3.4

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Quarterly Financial Supplement
For the six months ended June, 2003

               SUMMARY OF CONSOLIDATED MORTGAGE PRINCIPAL PAYMENTS
                          AND CORPORATE DEBT MATURITIES
                           AS OF JUNE 30, 2003 (CON'T)

                                  2003 Payments   2004 Payments  2005 Payments  2006 Payments  2007 Payments  2008 Payments
                                  -------------   -------------  -------------  -------------  -------------  -------------
Dublin, OH                            228,593         248,490        270,119      9,185,371
Pickerington, OH                      185,769         201,688        218,971      4,079,415
Dallas, TX (Beltline)               1,482,794
Houston, TX (Commerce Park)         1,847,648
Irving, TX (Gateway)                2,507,523
Arlington, TX (Meridian)            1,022,805
Dallas, TX (Northgate)              4,553,134
Houston, TX (Plaza Southwest)       2,969,435
Houston, TX (Westchase)             1,167,977
Dallas, TX (Carpenter)                423,026         454,735        488,821        525,462        564,850     26,405,905
Silver Springs, MD (Tech 29-1)        136,295         145,270        157,949        170,095        183,176        195,898
Silver Springs, MD (Tech 29-2)         77,485          84,795         92,796      3,376,141
Silver Springs, MD (Tech 29-3)        442,601         442,601        442,601      2,482,177
Princeton, NJ (Nassau Pav)
Independence, MO                                                                 27,500,000
N. Canton, OH                                                                                                  15,280,658
San Antonio, TX                                                                  27,699,995
Fort Worth, TX; Lewisville, TX;                    54,800,000
  Wichita, KS; Columbia, SC
Payments Made Through 06/30/03     -5,025,485
                                  ===========      ==========     ==========    ===========     ==========    ===========
   Total - Property Mortgages      35,360,376      78,586,486     24,046,336    100,105,102     27,499,987    154,071,449

CONSTRUCTION LOANS

$35.5 Million Construction Loan    29,000,000(1)
   (National City Bank)
$25 Million Construction Loan                                     25,000,000
   (National City Bank)
Aurora, CO                                          7,741,083
St. John, MO                                        4,443,565
Mesquite, TX                                       15,239,295
Hamilton, NJ                                                      39,808,235
                                  ===========      ==========     ==========    ===========     ==========    ===========
   Total - Construction Loans      29,000,000      27,423,943     64,808,235              0              0              0


                                  2009 Payments  2010 Payments  2011 Payments  Thereafter      Total
                                  -------------  -------------  -------------  ----------  -------------
Dublin, OH                                                                                    9,932,573
Pickerington, OH                                                                              4,685,843
Dallas, TX (Beltline)                                                                         1,482,794
Houston, TX (Commerce Park)                                                                   1,847,648
Irving, TX (Gateway)                                                                          2,507,523
Arlington, TX (Meridian)                                                                      1,022,805
Dallas, TX (Northgate)                                                                        4,553,134
Houston, TX (Plaza Southwest)                                                                 2,969,435
Houston, TX (Westchase)                                                                       1,167,977
Dallas, TX (Carpenter)                                                                       28,862,799
Silver Springs, MD (Tech 29-1)      6,172,722                                                 7,161,405
Silver Springs, MD (Tech 29-2)                                                                3,631,217
Silver Springs, MD (Tech 29-3)                                                                3,809,981
Princeton, NJ (Nassau Pav)                                                     25,000,000    25,000,000
Independence, MO                                                                             27,500,000
N. Canton, OH                                                                                15,280,658
San Antonio, TX                                                                              27,699,995
Fort Worth, TX; Lewisville, TX;                                                              54,800,000
  Wichita, KS; Columbia, SC
Payments Made Through 06/30/03                                                               -5,025,485
                                   ==========      =========    ===========    ==========   ===========
   Total - Property Mortgages      67,779,799      8,048,615    164,241,668    91,067,284   758,107,103

CONSTRUCTION LOANS

$35.5 Million Construction Loan                                                              29,000,000
   (National City Bank)
$25 Million Construction Loan                                                                25,000,000
   (National City Bank)
Aurora, CO                                                                                    7,741,083
St. John, MO                                                                                  4,443,565
Mesquite, TX                                                                                 15,239,295
Hamilton, NJ                                                                                 39,808,235
                                   ==========      =========    ===========    ==========   ===========
   Total - Construction Loans               0              0              0             0   121,232,178

             Summary of Consolidated Mortgage Principal Payments Corporate Debt
                                                                  Maturities 3.4

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Quarterly Financial Supplement
For the six months ended June, 2003

               SUMMARY OF CONSOLIDATED MORTGAGE PRINCIPAL PAYMENTS
                          AND CORPORATE DEBT MATURITIES
                           AS OF JUNE 30, 2003 (CON'T)

                                  2003 Payments   2004 Payments    2005 Payments   2006 Payments  2007 Payments  2008 Payments
DEBT OFFERINGS
Senior Notes                                       65,000,000        1,000,000                      107,341,710     99,882,667
Unsecured Notes                                    75,000,000                                        85,000,000
                                   ==========     ===========     ==============    ===========     ===========    ===========
   Total - Debt Offerings                   0     140,000,000        1,000,000                0     192,341,710     99,882,667

   Total - Property Mortgages,     64,360,376     246,010,429       89,854,571      100,105,102     219,841,697    253,954,116
            Construction Loans &
            Debt Offerings

REVOLVING CREDIT FACILITIES
$650 Million Unsecured Credit                                      383,812,500(2)
   (Bank One)
$300 Million Unsecured Credit                     300,000,000(3)
   (Bank of America)
$30 Million Revolving Credit                                        19,000,000(4)
   (National City Bank)
                                   ==========     ===========     ============      ===========     ===========    ===========
   Total - Debt                    64,360,376     546,010,429      492,667,071      100,105,102     219,841,697    253,954,116

                                   2009 Payments  2010 Payments  2011 Payments  Thereafter      Total
DEBT OFFERINGS
Senior Notes                                                                    100,000,000    373,224,377
Unsecured Notes                                                                                160,000,000
                                     ==========      =========   ===========    ===========  =============
   Total - Debt Offerings                     0              0             0    100,000,000    533,224,377

   Total - Property Mortgages,       67,779,799      8,048,615   164,241,668    191,067,284  1,412,563,658
            Construction Loans &
            Debt Offerings

REVOLVING CREDIT FACILITIES
$650 Million Unsecured Credit                                                                  383,812,500
   (Bank One)
$300 Million Unsecured Credit                                                                  300,000,000
   (Bank of America)
$30 Million Revolving Credit                                                                    19,000,000
   (National City Bank)
                                     ==========      =========   ===========    ===========  =============
   Total - Debt                      67,779,799      8,048,615   164,241,668    191,067,284  2,115,376,159

NOTES:

(1)  Balance at June 30, 2003 on revolving construction credit facilities.

(2)  Balance at June 30, 2003 on $650 million revolving credit facility.

(3)  Balance at June 30, 2003 on $300 million revolving credit facility.

(4)  Balance at June 30, 2003 on $30 million revolving credit facility.

             Summary of Consolidated Maortgage Principal Payments Corporate Debt
                                                                  Maturities 3.4

DEVELOPERS DIVERSIFIED REALTY
Quarterly Financial Supplement
For the six months ended June 30, 2003
--------------------------------------------------------------------------------

              JOINT VENTURES (COMBINING FINANCIAL INFORMATION) (1)
                                  (IN MILLIONS)
                            COMBINING BALANCE SHEETS
                               AS OF JUNE 30, 2003

                                                                                 Community      Community
                                   RVIP III B                     Community       Centers        Centers
                                  Deer Park, IL    RVIP VII        Centers         Four           Five
                                  -------------    --------       ---------      ---------      ---------
Real Estate Assets                  $   64.9       $  286.1       $  337.7       $   42.0       $  249.7
 Accumulated Depreciation               (4.2)         (14.9)         (47.4)          (5.3)         (25.0)
                                    --------       --------       --------       --------       --------
Real Estate, net                        60.7          271.2          290.3           36.7          224.7
                                    --------       --------       --------       --------       --------
Receivables, Net                         1.3            5.8           14.8            1.3            7.1
Other assets                             1.4           14.9           17.0            2.3            5.9
                                    --------       --------       --------       --------       --------
                                    $   63.4       $  291.9       $  322.1       $   40.3       $  237.7
                                    ========       ========       ========       ========       ========
Mortgage Debt                       $   47.9       $  139.1       $  260.8       $   30.0       $  156.0
Amounts payable to DDRC                  0.0            0.0            7.3            0.0            0.0
Other liabilities                        0.2           22.1            5.6            0.1            4.0
                                    --------       --------       --------       --------       --------
                                        48.1          161.2          273.7           30.1          160.0
Accumulated equity (deficit)            15.3          130.7           48.4           10.2           77.7
                                    --------       --------       --------       --------       --------
                                    $   63.4       $  291.9       $  322.1       $   40.3       $  237.7
                                    ========       ========       ========       ========       ========



                                   Community    Community     Community
                                    Centers      Centers       Centers                     Kildeer,    Lennox Town
                                    Six (7)       Seven         Eight        Merriam          IL        Center (2)
                                  ----------    ---------     ---------      --------      --------    -----------
Real Estate Assets                  $   0.0      $  15.6       $  26.7       $  49.0       $  28.0       $  21.1
 Accumulated Depreciation               0.0         (0.8)         (1.6)         (4.5)         (0.6)         (2.9)
                                    -------      -------       -------       -------       -------       -------
Real Estate, net                        0.0         14.8          25.1          44.5          27.4          18.2
                                    -------      -------       -------       -------       -------       -------
Receivables, Net                        0.0          0.3           1.0           2.4           0.5           1.4
Other assets                            0.0          0.1           0.4           1.7           0.5           0.8
                                    -------      -------       -------       -------       -------       -------
                                    $   0.0      $  15.2       $  26.5       $  48.6       $  28.4       $  20.4
                                    =======      =======       =======       =======       =======       =======
Mortgage Debt                       $   0.0      $   9.9       $  17.8       $  39.1       $  19.5       $  19.3
Amounts payable to DDRC                 0.0          0.0           0.0           0.0           0.0           0.0
Other liabilities                       0.0          0.3           0.5           0.8           0.6           0.8
                                    -------      -------       -------       -------       -------       -------
                                        0.0         10.2          18.3          39.9          20.1          20.1
Accumulated equity (deficit)            0.0          5.0           8.2           8.7           8.3           0.3
                                    -------      -------       -------       -------       -------       -------
                                    $   0.0      $  15.2       $  26.5       $  48.6       $  28.4       $  20.4
                                    =======      =======       =======       =======       =======       =======


    COMBINING STATEMENTS OF OPERATIONS
      FOR THE PERIOD ENDED JUNE 30, 2003

                                                                                       Community      Community
                                              RVIP III B                Community       Centers        Centers
                                            Deer Park, IL   RVIP VII     Centers         Four           Five
                                            -------------   --------    ---------      ---------      ---------
Revenues from operations                       $   5.1      $  17.1      $  26.3        $   2.9       $  17.4

Rental operation expenses                          1.8          5.9          7.8            1.0           5.4
Depreciation and amortization expense              0.9          3.0          4.0            0.5           3.1
Interest expense                                   1.6          5.0          8.3            0.6           5.3
                                               -------      -------      -------        -------       -------
                                                   4.3         13.9         20.1            2.1          13.8
                                               -------      -------      -------        -------       -------
Income (loss) before gain on sale                  0.8          3.2          6.2            0.8           3.6
Gain (loss) on sale of real estate                 0.0          0.0          0.0            0.0           0.0
Discontinued operations                            0.0          0.0          0.1            0.0           0.0
Gain on sale of discontinued operations            0.0          0.0         35.6            0.0           0.0
                                               -------      -------      -------        -------       -------
Net income (loss)                              $   0.8      $   3.2      $  41.9        $   0.8       $   3.6
DDR Ownership interest                             ***          ***           20%            35%           50%
                                               -------      -------      -------        -------       -------
                                               $   0.2      $   0.7      $   8.4        $   0.3       $   1.8
Amortization of basis differential                 0.0          0.0          0.0            0.0           0.1
                                               -------      -------      -------        -------       -------
                                               $   0.2      $   0.7      $   8.4        $   0.3       $   1.9
                                               =======      =======      =======        =======       =======

FUNDS FROM OPERATIONS ("FFO"):

Net income (loss)                              $   0.8      $   3.2      $  41.9        $   0.8       $   3.6
Depreciation of real property                      0.9          3.0          4.3            0.5           3.1
Less gain on sale                                  0.0          0.0        (35.6)           0.0           0.0
                                               -------      -------      -------        -------       -------
                                               $   1.7      $   6.2      $  10.6        $   1.3       $   6.7
DDR ownership interest                             ***          ***           20%            35%           50%
                                               -------      -------      -------        -------       -------
DDR FFO                                        $   0.5      $   1.4      $   2.2        $   0.4       $   3.4
                                               =======      =======      =======        =======       =======


                                               Community     Community     Community
                                                Centers       Centers       Centers                     Kildeer,    Lennox Town
                                                Six (7)        Seven         Eight        Merriam          IL        Center (2)
                                              ----------     ---------     ---------      --------      --------    -----------
Revenues from operations                       $   0.0        $   1.0       $   2.1       $   3.3       $   1.9       $   2.3

Rental operation expenses                          0.0            0.3           0.8           1.0           0.6           0.6
Depreciation and amortization expense              0.0            0.1           0.2           0.6           0.0           0.2
Interest expense                                   0.0            0.4           0.7           0.8           0.5           0.8
                                               -------        -------       -------       -------       -------       -------
                                                   0.0            0.8           1.7           2.4           1.1           1.6
                                               -------        -------       -------       -------       -------       -------
Income (loss) before gain on sale                  0.0            0.2           0.4           0.9           0.8           0.7
Gain (loss) on sale of real estate                 0.0            0.0           0.0           0.0           0.0           0.0
Discontinued operations                            0.2            0.0           0.0           0.0           0.0           0.0
Gain on sale of discontinued operations            5.2            0.0           0.0           0.0           0.0           0.0
                                               -------        -------       -------       -------       -------       -------
Net income (loss)                              $   5.4        $   0.2       $   0.4       $   0.9       $   0.8       $   0.7
DDR Ownership interest                            50%            50%           50%           50%           10%           50%
                                               -------        -------       -------       -------       -------       -------
                                               $   2.7        $   0.1       $   0.2       $   0.5       $   0.1       $   0.3
Amortization of basis differential                 0.0            0.0           0.0           0.0           0.0           0.0
                                               -------        -------       -------       -------       -------       -------
                                               $   2.7        $   0.1       $   0.2       $   0.5       $   0.1       $   0.3
                                               =======        =======       =======       =======       =======       =======

FUNDS FROM OPERATIONS ("FFO"):

Net income (loss)                              $   5.4        $   0.2       $   0.4       $   0.9       $   0.8       $   0.7
Depreciation of real property                      0.2            0.1           0.2           0.6           0.0           0.2
Less gain on sale                                 (5.2)           0.0           0.0           0.0           0.0           0.0
                                               -------        -------       -------       -------       -------       -------
                                               $   0.4        $   0.3       $   0.6       $   1.5       $   0.8       $   0.9
DDR ownership interest                            50%            50%           50%           50%           10%           50%
                                               -------        -------       -------       -------       -------       -------
DDR FFO                                        $   0.2        $   0.1       $   0.3       $   0.8       $   0.1       $   0.5
                                               =======        =======       =======       =======       =======       =======

DEVELOPERS DIVERSIFIED REALTY
Quarterly Financial Supplement
For the six months ended June 30, 2003
--------------------------------------------------------------------------------

              JOINT VENTURES (COMBINING FINANCIAL INFORMATION) (1)

                                  (IN MILLIONS)

                            COMBINING BALANCE SHEETS
                               AS OF JUNE 30, 2003



                                                  Dublin
                                  Sun Center      Village      Washington    Liberty                     Leawood,
                                  Limited (2)       (2)         Park (3)       Fair         DOTRS         KS (6)
                                  -----------     -------      ----------    --------      --------      --------
Real Estate Assets                  $  25.6       $  29.7       $   0.6      $  31.9       $  24.9       $   0.0
 Accumulated Depreciation              (4.8)        (12.0)         --          (11.3)         (3.2)          0.0
                                    -------       -------       -------      -------       -------       -------
Real Estate, net                       20.8          17.7           0.6         20.6          21.7           0.0
                                    -------       -------       -------      -------       -------       -------
Receivables, Net                        0.9           0.7           0.0          0.4           1.0           0.0
Other assets                            0.2           0.3           0.0          1.2           0.1           0.0
                                    -------       -------       -------      -------       -------       -------
                                    $  21.9       $  18.7       $   0.6      $  22.2       $  22.8       $   0.0
                                    =======       =======       =======      =======       =======       =======

Mortgage Debt                       $  21.4       $  18.8       $   0.0      $  20.1       $  11.3       $   0.0
Amounts payable to DDRC                 0.1           0.0           0.0          9.0           0.0           0.0
Other liabilities                       0.5           1.3           0.1          0.3          (0.4)          0.0
                                    -------       -------       -------      -------       -------       -------
                                       22.0          20.1           0.1         29.4          10.9           0.0
Accumulated equity (deficit)           (0.1)         (1.4)          0.5         (7.2)         11.9           0.0
                                    -------       -------       -------      -------       -------       -------
                                    $  21.9       $  18.7       $   0.6      $  22.2       $  22.8       $   0.0
                                    =======       =======       =======      =======       =======       =======


                                                                 Coon                                        Service
                                   Littleton,    Salisbury,     Rapids,       Phoenix,       Pasadena,     Merchandise
                                      CO             MD           MN           AZ (2)           CA             (4)
                                   ----------    ----------     -------       ---------      ---------     -----------
Real Estate Assets                  $  56.1       $   2.1       $  40.9       $   27.4       $  113.6       $  150.1
 Accumulated Depreciation              (1.5)         (0.2)         (1.8)          (3.7)          (1.3)          (0.9)
                                    -------       -------       -------       --------       --------       --------
Real Estate, net                       54.6           1.9          39.1           23.7          112.3          149.2
                                    -------       -------       -------       --------       --------       --------
Receivables, Net                       (0.1)          0.2           0.7            0.3            1.0            5.7
Other assets                            0.6           0.2           6.0            1.5            7.1           43.2
                                    -------       -------       -------       --------       --------       --------
                                    $  55.1       $   2.3       $  45.8       $   25.5       $  120.4       $  198.1
                                    =======       =======       =======       ========       ========       ========

Mortgage Debt                       $  44.6       $   1.9       $  42.0       $   17.8       $   85.0       $   79.9
Amounts payable to DDRC                 6.6           0.0           0.0            0.0            0.1            0.4
Other liabilities                       1.0           0.1           0.4            0.6            2.7          100.7
                                    -------       -------       -------       --------       --------       --------
                                       52.2           2.0          42.4           18.4           87.8          181.0
Accumulated equity (deficit)            2.9           0.3           3.4            7.1           32.6           17.1
                                    -------       -------       -------       --------       --------       --------
                                    $  55.1       $   2.3       $  45.8       $   25.5       $  120.4       $  198.1
                                    =======       =======       =======       ========       ========       ========


   COMBINING STATEMENTS OF OPERATIONS
     FOR THE PERIOD ENDED JUNE 30, 2003

                                                              Dublin
                                             Sun Center       Village       Washington     Liberty                     Leawood,
                                             Limited (2)        (2)          Park (3)        Fair         DOTRS         KS (6)
                                             -----------      -------       ----------     --------      --------      --------
Revenues from operations                       $   2.0        $   1.3        $   0.0        $  1.8       $   1.8        $   3.0

Rental operation expenses                          0.5            0.6            0.0           0.6           0.5            1.4
Depreciation and amortization expense              0.3            0.5            0.0           0.5           0.3            1.7
Interest expense                                   0.9            0.8            0.0           1.1           0.1            1.1
                                               -------        -------        -------        ------       -------        -------
                                                   1.7            1.9            0.0           2.2           0.9            4.2
                                               -------        -------        -------        ------       -------        -------
Income (loss) before gain on sale                  0.3           (0.6)           0.0          (0.4)          0.9           (1.2)
Gain (loss) on sale of real estate                 0.0            0.0            0.0           0.0           0.0            0.0
Discontinued operations                            0.0            0.0            0.0           0.0           0.0            0.0
Gain on sale of discontinued operations            0.0            0.0            0.0           0.0           0.0            0.0
                                               -------        -------        -------        ------       -------        -------
Net income (loss)                              $   0.3        ($  0.6)       $   0.0        ($ 0.4)      $   0.9        ($  1.2)
DDR Ownership interest                              79%            80%            50%          ***            50%            50%
                                               -------        -------        -------        ------       -------        -------
                                               $   0.2        ($  0.5)       $   0.0        ($ 0.4)      $   0.5        ($  0.6)
Amortization of basis differential                (0.1)          (0.1)           0.0           0.0           0.0           (0.1)
                                               -------        -------        -------        ------       -------        -------
                                               $   0.1        ($  0.6)       $   0.0        ($ 0.4)      $   0.5        ($  0.7)
                                               =======        =======        =======        ======       =======        =======

FUNDS FROM OPERATIONS ("FFO"):

Net income (loss)                              $   0.3        ($  0.6)       $   0.0        ($ 0.4)      $   0.9        ($  1.2)
Depreciation of real property                      0.3            0.5            0.0           0.5           0.3            1.7
Less gain on sale                                  0.0            0.0            0.0           0.0           0.0            0.0
                                               -------        -------        -------        ------       -------        -------
                                               $   0.6        ($  0.1)       $   0.0        $  0.1       $   1.2        $   0.5
DDR ownership interest                              79%            80%            50%          ***            50%            50%
                                               -------        -------        -------        ------       -------        -------
DDR FFO                                        $   0.5        ($  0.1)       $   0.0        $  0.1       $   0.6        $   0.3
                                               =======        =======        =======        ======       =======        =======






                                                                            Coon                                        Service
                                              Littleton,    Salisbury,     Rapids,        Phoenix,      Pasadena,     Merchandise
                                                  CO             MD           MN           AZ (2)           CA             (4)
                                              ----------    ----------     -------       ---------      ---------     -----------
Revenues from operations                       $   4.7       $   0.2       $   3.5       $   2.6        $   7.7        $   7.6

Rental operation expenses                          1.7           0.1           1.2           0.7            2.8            6.1
Depreciation and amortization expense              0.5           0.0           0.5           0.3            1.3            1.3
Interest expense                                   1.2           0.1           1.3           0.7            1.9            5.9
                                               -------       -------       -------       -------        -------        -------
                                                   3.4           0.2           3.0           1.7            6.0           13.3
                                               -------       -------       -------       -------        -------        -------
Income (loss) before gain on sale                  1.3           0.0           0.5           0.9            1.7           (5.7)
Gain (loss) on sale of real estate                 0.0           0.0           0.0           0.0            0.0            1.8
Discontinued operations                            0.0           0.0           0.0           0.0            0.0            0.0
Gain on sale of discontinued operations            0.0           0.0           0.0           0.0            0.0            0.0
                                               -------       -------       -------       -------        -------        -------
Net income (loss)                              $   1.3       $   0.0       $   0.5       $   0.9        $   1.7        ($  3.9)
DDR Ownership interest                              50%           50%           25%           67%            25%            25%
                                               -------       -------       -------       -------        -------        -------
                                               $   0.7       $   0.0       $   0.1       $   0.6        $   0.4        ($  0.9)
Amortization of basis differential                 0.0           0.0           0.0          (0.2)           0.0            0.0
                                               -------       -------       -------       -------        -------        -------
                                               $   0.7       $   0.0       $   0.1       $   0.4        $   0.4        ($  0.9)
                                               =======       =======       =======       =======        =======        =======
FUNDS FROM OPERATIONS ("FFO"):

Net income (loss)                              $   1.3       $   0.0       $   0.5       $   0.9        $   1.7        ($  3.9)
Depreciation of real property                      0.5           0.0           0.5           0.3            1.3            1.3
Less gain on sale                                  0.0           0.0           0.0           0.0            0.0            0.0
                                               -------       -------       -------       -------        -------        -------
                                               $   1.8       $   0.0       $   1.0       $   1.2        $   3.0        ($  2.6)
DDR ownership interest                              50%           50%           25%           67%            25%            25%
                                               -------       -------       -------       -------        -------        -------
DDR FFO                                        $   0.9       $   0.0       $   0.3       $   0.8        $   0.8        ($  0.7)
                                               =======       =======       =======       =======        =======        =======

DEVELOPERS DIVERSIFIED REALTY
Quarterly Financial Supplement
For the six months ended June 30, 2003
--------------------------------------------------------------------------------

              JOINT VENTURES (COMBINING FINANCIAL INFORMATION) (1)

                                  (IN MILLIONS)

                            COMBINING BALANCE SHEETS
                               AS OF JUNE 30, 2003






                                                  Round      Sansone
                                                   Rock,     Group /
                                  Jefferson        TX -       DDRC         DD Dev       Opelika,     Jackson,
                                  County, MO     Land (3)     LLC          Co (5)        AL (3)        MS (3)
                                  ----------     --------    -------      -------       --------     --------
Real Estate Assets                  $  5.1       $  0.9      $   0.7      $  70.7       $   0.5      $   5.2
 Accumulated Depreciation             (0.1)         0.0          0.0         (0.7)         0.00         0.00
                                    ------       ------      -------      -------       -------      -------
Real Estate, net                       5.0          0.9          0.7         70.0           0.5          5.2
                                    ------       ------      -------      -------       -------      -------
Receivables, Net                       0.1          0.4          1.1          4.5           0.0          0.0
Other assets                           0.1          1.6          4.6         19.2           0.0          0.0
                                    ------       ------      -------      -------       -------      -------
                                    $  5.2       $  2.9      $   6.4      $  93.7       $   0.5      $   5.2
                                    ======       ======      =======      =======       =======      =======

Mortgage Debt                       $  2.3       $  0.0      $   0.0      $   2.2       $   0.0      $   0.0
Amounts payable to DDRC                3.0          1.9          0.0         81.8           0.0          0.0
Other liabilities                      0.0          0.0          0.7          6.2           0.0          0.1
                                    ------       ------      -------      -------       -------      -------
                                       5.3          1.9          0.7         90.2           0.0          0.1
Accumulated equity (deficit)          (0.1)         1.0          5.7          3.5           0.5          5.1
                                    ------       ------      -------      -------       -------      -------
                                    $  5.2       $  2.9      $   6.4      $  93.7       $   0.5      $   5.2
                                    ======       ======      =======      =======       =======      =======





                                                                                Coventry
                                                                                 II DDR
                                    Monroe,       Suwanee,         DDR            Ward
                                    LA (3)          GA (6)       Markaz          Parkway           Total
                                    -------      ---------      --------       ----------       -----------
Real Estate Assets                  $   1.7      $     0.0      $  169.7       $     48.3       $  1,926.5
 Accumulated Depreciation              0.00           0.00          (0.7)            (0.1)          (149.6)
                                    -------      ---------      --------       ----------       ----------
Real Estate, net                        1.7            0.0         169.0             48.2          1,777.0
                                    -------      ---------      --------       ----------       ----------
Receivables, Net                        0.0            0.0           1.2              0.1             54.1
Other assets                            0.0            0.0           1.4              0.0            132.3
                                    -------      ---------      --------       ----------       ----------
                                    $   1.7      $     0.0      $  171.6       $     48.3          1,963.4
                                    =======      =========      ========       ==========          =======

Mortgage Debt                       $   0.0      $     0.0      $  110.0       $      0.0       $  1,196.7
Amounts payable to DDRC                 0.0            0.0           0.0              0.0            110.2
Other liabilities                       0.0            0.0           2.6              0.7            152.6
                                    -------      ---------      --------       ----------       ----------
                                        0.0            0.0         112.6              0.7          1,459.5
Accumulated equity (deficit)            1.7            0.0          59.0             47.6            503.9
                                    -------      ---------      --------       ----------       ----------
                                    $   1.7      $     0.0      $  171.6       $     48.3       $  1,963.4
                                    =======      =========      ========       ==========          =======


  COMBINING STATEMENTS OF OPERATIONS
    FOR THE PERIOD ENDED JUNE 30, 2003                                       0.9


                                                              Round         Sansone
                                                              Rock,         Group /
                                             Jefferson         TX -          DDRC         DD Dev      Opelika,
                                             County, MO      Land (3)         LLC         Co (5)       AL (3)
                                             ----------      --------       -------      -------      --------
Revenues from operations                       $   0.3        $   0.0       $   5.6       $  2.4       $  0.0

Rental operation expenses                          0.1            0.0           4.7          0.6          0.0
Depreciation and amortization expense              0.1            0.0           0.0          0.3          0.0
Interest expense                                   0.2            0.0           0.0          0.3          0.0
                                               -------        -------       -------       ------       ------
                                                   0.4            0.0           4.7          1.2          0.0
                                               -------        -------       -------       ------       ------
Income (loss) before gain on sale                 (0.1)           0.0           0.9          1.2          0.0
Gain (loss) on sale of real estate                 0.0            0.5           0.0          0.0          0.0
Discontinued operations                            0.0            0.0           0.0          0.0          0.0
Gain on sale of discontinued operations            0.0            0.0           0.0          0.1          0.0
                                               -------        -------       -------       ------       ------
Net income (loss)                                 (0.1)       $   0.5       $   0.9       $  1.3       $  0.0
DDR Ownership interest                              50%            50%          ***        *****           11%
                                               -------        -------       -------       ------       ------
                                               $   0.0        $   0.3       $   0.4       $  1.3       $  0.0
Amortization of basis differential                 0.0            0.0          (0.3)         0.0          0.0
                                               -------        -------       -------       ------       ------
                                               $   0.0        $   0.3       $   0.1       $  1.3       $  0.0
                                               =======        =======       =======       ======       ======

FUNDS FROM OPERATIONS ("FFO"):

Net income (loss)                                 (0.1)       $   0.5       $   0.9       $  1.3       $  0.0
Depreciation of real property                      0.1            0.0           0.0          0.3          0.0

Less gain on sale                                  0.0            0.0           0.0         (0.1)         0.0
                                               -------        -------       -------       ------       ------
                                               $   0.0        $   0.5       $   0.9       $  1.5       $  0.0
DDR ownership interest                              50%            50%          ***        *****           11%
                                               -------        -------       -------       ------       ------
DDR FFO                                        $   0.0        $   0.3       $   0.4       $  1.6       $  0.0
                                               =======        =======       =======       ======       ======




                                                                                                      Coventry
                                                                                                       II DDR
                                              Jackson,       Monroe,       Suwanee,         DDR          Ward
                                               MS (3)         LA (3)          GA (6)      Markaz       Parkway         Total
                                              --------       -------      ---------      --------     ----------    -----------
Revenues from operations                       $   0.0       $   0.0       $   0.2       $   3.1      $    0.3       $  127.5

Rental operation expenses                          0.0           0.0           0.0           0.8           0.1           47.7
Depreciation and amortization expense              0.0           0.0           0.0           0.7           0.1           21.0
Interest expense                                   0.0           0.0           0.1           0.7           0.0           40.4
                                               -------       -------       -------       -------      --------       --------
                                                   0.0           0.0           0.1           2.2           0.2          109.1
                                               -------       -------       -------       -------      --------       --------
Income (loss) before gain on sale                  0.0           0.0           0.1           0.9           0.1           18.4
Gain (loss) on sale of real estate                 0.0           0.0           0.0           0.0           0.0            2.3
Discontinued operations                            0.0           0.0           0.0           0.0           0.0            0.3
Gain on sale of discontinued operations            0.0           0.0           0.0           0.0           0.0           40.9
                                               -------       -------       -------       -------      --------       --------
Net income (loss)                              $   0.0       $   0.0       $   0.1       $   0.9      $    0.1       $   61.9
DDR Ownership interest                              50%           50%           49%          ***            20%
                                               -------       -------       -------       -------      --------       --------
                                               $   0.0       $   0.0       $   0.1       $   0.2      $    0.0       $   17.5
Amortization of basis differential                 0.0           0.0           0.0           0.0           0.0           (0.7)
                                               -------       -------       -------       -------      --------       --------
                                               $   0.0       $   0.0       $   0.1       $   0.2      $    0.0       $   16.9
                                               =======       =======       =======       =======      ========       ========

FUNDS FROM OPERATIONS ("FFO"):

Net income (loss)                              $   0.0       $   0.0       $   0.1       $   0.9      $    0.1       $   61.9
Depreciation of real property                      0.0           0.0           0.0           0.7           0.1           21.5

Less gain on sale                                  0.0           0.0           0.0           0.0           0.0          (40.9)
                                               -------       -------       -------       -------      --------       --------
                                               $   0.0       $   0.0       $   0.1       $   1.6      $    0.2       $   42.5
DDR ownership interest                              50%           50%           49%          ***            20%
                                               -------       -------       -------       -------      --------       --------
DDR FFO                                        $   0.0       $   0.0       $   0.1       $   0.4      $    0.0       $   15.9
                                               =======       =======       =======       =======      ========       ========

DEVELOPERS DIVERSIFIED REALTY
Quarterly Financial Supplement
For the six months ended June 30, 2003
--------------------------------------------------------------------------------


(1) Amounts may differ slightly from actual results, due to rounding.

(2) Asset values reflect historical cost basis due to acquisition of partnership interest (i.e. does not reflect step up in basis).

(3) Represents undeveloped land.

(4) The Company owns a 25% economic interest in a joint venture that acquired the designation rights to real estate assets owned and controlled by Service Merchandise. Tax expense, if applicable, is reflected at DD Development Co. Additionally, of the joint venture's total related party interest expense for the six months ended June 30, 2003, aggregating $3.6 million, $0.9 million, or 25%, is reflected in revenues from operations at DD Development Co.

(5) In the second quarter of 2003, The Company merged its interests in DD Development Co. (a C-Corp) and DD Development II. The Company owns a 95% economic interest in the combined venture. This entity holds various LLC interests in the following projects owned through the Prudential Retail Value
Fund: three retail sites formerly occupied by Best Products acquired from Metropolitan Life, an equity investment in a portfolio of five retail properties in Kansas City, KS (balance sheet and income statement shown below) an equity investment in a 440,000 square foot redevelopment project in Long Beach, CA (balance sheet and income statement shown below) and a note receivable secured by certain real estate, which was received in settlement of advances made to DDR OliverMcMillan.

                            COMBINING BALANCE SHEETS
                               AS OF JUNE 30, 2003
                                  (in millions)

                                    RVIP VI       RVIP III
                                    Kansas         Long
                                     City          Beach          Total
                                    --------      --------      --------
Real Estate Assets                  $  30.7       $  54.8       $  85.5
 Accumulated Depreciation              (2.4)         (0.6)         (3.0)
                                    -------       -------       -------
Real Estate, net                       28.3          54.2          82.5
                                    -------       -------       -------
Receivables, Net                        0.9           1.7           2.6
Other assets                            1.6           1.0           2.6
                                    -------       -------       -------
                                    $  30.8       $  56.9       $  87.7
                                    =======       =======       =======

Mortgage Debt                       $  18.8       $  29.6       $  48.4
Amounts payable to DDRC                 0.0           0.0           0.0
Other liabilities                       0.7           0.4           1.1
                                    -------       -------       -------
                                       19.5          30.0          49.5
Accumulated equity (deficit)           11.3          26.9          38.2
                                    -------       -------       -------
                                    $  30.8       $  56.9       $  87.7
                                    =======       =======       =======

                       COMBINING STATEMENTS OF OPERATIONS
                       FOR THE PERIOD ENDED JUNE 30, 2003
                                  (in millions)

                                                RVIP VI       RVIP III
                                                Kansas          Long
                                                 City          Beach          Total
                                               --------       --------      --------
Revenues from operations                       $    2.3       $    2.7       $  5.0
Rental operation expenses                           0.8            1.1          1.9
Depreciation and amortization expense               0.4            0.5          0.9
Interest expense                                    0.8            0.4          1.2
                                               --------       --------       ------
                                                    2.0            2.0          4.0
                                               --------       --------       ------
Income (loss) before gain on sale                   0.3            0.7          1.0
Gain (loss) on sale of real estate                  0.0            0.0          0.0
Discontinued operations                             0.0            0.0          0.0
Gain on sale of discontinued operations             0.1            0.0          0.0
                                               --------       --------       ------
Net income (loss)                              $    0.4       $    0.7       $  1.0
DDR Ownership interest                            24.75%         24.75%
                                               --------       --------       ------
                                               $    0.1       $    0.2       $  0.3
                                               ========       ========       ======

FUNDS FROM OPERATIONS ("FFO"):
(in millions)

Net income (loss)                              $    0.4       $    0.7       $  1.0

Depreciation of real property                       0.4            0.5          0.9
Less gain on sale                                   0.1            0.0          0.0
                                               --------       --------       ------
                                               $    0.9       $    1.2       $  1.9
DDR ownership interest                            24.75%         24.75%
                                               --------       --------       ------
DDR FFO                                        $    0.2       $    0.3       $  0.5
                                               ========       ========       ======


(6) In the second quarter of 2003, the Company acquired the remaining interests in the joint venture. The Company consolidates the balance sheets and operations of the two entities from the date of acquisition forward.

(7) Property sold in June 2003.

*** See Section 4.2, Joint Venture Summaries, discussing respective ownership percentage, as ownership percentage may have changed during the year, or the promoted interest is in effect.

*****See footnote (5) discussing respective ownership percentage.

DEVELOPERS DIVERSIFIED REALTY
Quarterly Financial Supplemental
For the six months ended June 30, 2003
================================================================================

                                        JOINT VENTURE INVESTMENT SUMMARY

Joint Venture Name:                   RVIP IIIB/DDRC P&M Deer Park Town Center, LLC
Date Formed:                          September 2000
Property Name/Location:               Deer Park, IL
Major Tenants:                        Eddie Bauer                Pottery Barn
                                      Talbots                    Coldwater Creek
                                      Restoration Harware        J. Crew
                                      Abercrombie & Fitch        Pier One Imports
                                      GAP                        Banana Republic
                                      Barnes & Noble             Chico's

PARTNERSHIP STRUCTURE
DDRC P&M Deer Park Town Center, LLC

Ownership Percentage:                 50% - RVIP IIIB
                                      50% - Poag & McEwen Lifestyle Centers, LLC (Development Partner)
                                      (No equity contributions at this partnership level)

Cash Flow Distribution:               50% - RVIP IIIB
                                      50% - Poag & McEwen Lifestyle Centers, LLC

RVIP IIIB

Equity Contribution:                  1% - Coventry Real Estate Partners
                                      24.75% - DDR
                                      74.25% - Prudential Real Estate Investors (PREI)

Cash Flow Distribution:               1% - Coventry Real Estate Partners
                                      24.75% - DDR
                                      74.25% - Prudential Real Estate Investors
                                      Up to a leveraged 10% preferred return on equity

Promote (current):                    33% Coventry Real Estate Partners (79% owned by DDR)
                                      once limited partners have received a 10% preferred return and return of equity

FEES TO DDR
Management Fee:                       2%
Development Fee:                      1% of hard costs for all improvements
Asset Management Fee:                 .4% of gross asset cost (DDR's pro-rata share of Coventry's .5% fee)
Leasing Fees:                         N/A

CAPITAL STRUCTURE (IN MILLIONS)
DDRC                                  $    3.8
Prudential                                11.2
Coventry                                   0.3
                                      --------
Total Capital                         $   15.3
                                      ========
Debt                                  $   47.9
                                      ========
Total Debt & Equity                   $   63.2
                                      ========

                                         Joint Venture Partnership Summaries 4.2

DEVELOPERS DIVERSIFIED REALTY
Quarterly Financial Supplemental
For the six months ended June 30, 2003
================================================================================

                        JOINT VENTURE INVESTMENT SUMMARY

Joint Venture Name:                 Retail Value Investment Program VII LLC
Date Formed:                        November 2000
Property Name/Location:             The joint venture consists of the following ten properties:

                                    Meridian Village - Bellingham, WA               Valley Central Shopping Center - Lancaster, CA
                                    San Diego Factory Outlet - San Ysidro, CA       Cameron Park Place - Cameron Park, CA
                                    La Manchu Shopping Center - Fullerton, CA       Downtown Pleasant Hill - Pleasant Hill, CA
                                    Olympiad Plaza - Mission Viejo, CA              Richmond City Center - Richmond, CA
                                    Plaza at Puente Hills - City of Industry, CA    Puget Park Shopping Center - Everett, WA

Major Tenants:                      Office Depot       Michael's
                                    Home Depot         Staples
                                    IKEA               Albertson's
                                    Circuit City       Bed, Bath & Beyond
                                    Wal-Mart           K-Mart
                                    Toys "R" Us        Payless Drug
                                    Cinemark           Marshalls

PARTNERSHIP STRUCTURE
Equity Contribution:                1% - Coventry Real Estate Partners
                                    20% - DDR
                                    79% - Prudential Real Estate Investors (PREI)

Cash Flow Distribution:             1% - Coventry Real Estate Partners
                                    20% - DDR
                                    79% - Prudential Real Estate Investors
                                    Up to a leveraged 11% return on equity (10% year one, 10.5% year two, 11% thereafter)

Promote (current):                  (i) Pro rata in proportion to the member's invested capital until the members have received, on a cumulative basis, an amount equal to the preferred return, (ii) 75% to all members in proportion to their invested capital and 25% to Coventry Real Estate Partners (79% owned by DDR)
                                    until DDR and PREI have been allocated, on a cumulative basis, an amount equal to a 15% return,
                                    (iii) 70% to all members in proportion to their invested capital and 30% to Coventry until DDR and PREI have been allocated, on a cumulative basis, an amount equal to a 20% return, and (iv)
                                    65% to all members pro rata in proportion to their ownership percentages and 35% to Coventry.

FEES TO DDR
Management Fee:                     3.20%
Development Fee:                    N/A
Asset Management Fee:               .63% (DDR's pro-rata share of Coventry's .8% fee)
Leasing Fees (without co-broker):   5% on new leases on years 1-5; 2.5% on years 6-10 (spaces < 15,000 square feet)
                                    4% on new leases on years 1-5; 2% on years 6-10 (spaces > 15,000 square feet)
                                    3% on new leases on years 1-5; 1.5% on years 6-10 (ground leases)
                                    Renewals earn 50% of fees on new leases

CAPITAL STRUCTURE (IN MILLIONS)
DDR                                 $   26.6
PREI                                   103.0
Coventry                                 1.1
                                    --------
  Total Capital                     $  130.7
                                    ========
Debt                                $  139.1
                                    ========
Total Debt & Equity                 $  269.8
                                    ========

                                         Joint Venture Partnership Summaries 4.2

DEVELOPERS DIVERSIFIED REALTY
Quarterly Financial Supplement
For the six months ended June 30, 2003

                        JOINT VENTURE INVESTMENT SUMMARY

Joint Venture Name:                 Community Centers, L.L.C. (One, Two, Three, Shoppers World and Community I)
Date Formed:                        November, 1995
Property Name/Location:             The joint ventures consist of the following six properties:

                                    Carillon Place - Naples, FL                          Perimeter Pointe - Atlanta, GA
                                    Town Center Prado - Marietta, GA                     Woodfield Village Green - Schaumburg,
                                    Shopper's World - Framingham, MA                     Fairfax Towne Center - Fairfax, VA

Major Tenants:                      A.C. Moore                           Expo Design Center              Publix
                                    Babies 'R Us                         General Cinema                  Ross Dress for Less
                                    Barnes & Noble                       Jordan Marsh/Federated          Safeway
                                    Bed Bath & Beyond                    Kohl's                          Service Merchandise
                                    Best Buy                             L.A. Fitness Sports Clubs       Sports Authority
                                    Bobs                                 Linens 'N Things                St. Joseph's Hospital
                                    Borders Books                        Marshalls                       Stein Mart
                                    Circuit City                         Michael's                       TJ Maxx
                                    Container Store                      Nordstrom Rack                  Tower Records
                                    Costco (not owned)                   Off 5th                         Toys 'R Us
                                    Crunch Fitness                       Office Depot                    United Artists Theatre
                                    DSW Shoe Warehouse                   OfficeMax                       Winn Dixie

PARTNERSHIP STRUCTURE
Equity Contribution:                20% - DDR
                                    80% - DRA Advisors

Cash Flow Distribution:             20% - DDR
                                    80% - DRA Advisors

FEES TO DDR
Management Fee:                     3.5% of gross retail income
Development Fee:                    5% of hard costs for all improvements
Leasing Fees:                       5% on new leases, 3% on renewals
Commission on Outparcel Sales:      10% of net sales price

CAPITAL STRUCTURE (IN MILLIONS)
DDR                                 $        9.7
DRA Advisors                                38.7
                                    ------------
  Total Capital                     $       48.4
                                    ============
Payable to DDR                      $        7.3
                                    ============
Debt                                $      260.8
                                    ============

Total Debt & Equity                 $      309.2
                                    ============

                                         JOINT VENTURE PARTNERSHIP SUMMARIES 4.2

DEVELOPERS DIVERSIFIED REALTY
Quarterly Financial Supplement
For the six months ended June 30, 2003

                        JOINT VENTURE INVESTMENT SUMMARY

Joint Venture Name:               DDRA Community Centers Four, L.P.
Date Formed:                      January, 1997
Property Name/Location:           La Plaza Del Norte - San Antonio, TX
Major Tenants:                    Beall's
                                  Best Buy
                                  DSW Shoe Warehouse
                                  OfficeMax
                                  Oshman's Sporting Goods
                                  Ross Stores

PARTNERSHIP STRUCTURE
Equity Contribution:              35% - DDR
                                  65% - DRA Advisors

Cash Flow Distribution:           35% - DDR
                                  65% - DRA Advisors

FEES TO DDR
Management Fee:                   3.5% of gross retail income excluding recoveries
Development Fee:                  5% of hard costs for all improvements
Leasing Fees:                     5% on new leases, 3% on renewals
Commission on Outparcel Sales:    10% of net sales price

CAPITAL STRUCTURE (IN MILLIONS)
DDR                               $   3.6
DRA Advisors                          6.6
                                  -------
  Total Capital                   $  10.2
                                  =======

Debt                              $  30.0
                                  =======

Total Debt & Equity               $  40.2
                                  =======

                                         JOINT VENTURE PARTNERSHIP SUMMARIES 4.2

DEVELOPERS DIVERSIFIED REALTY
Quarterly Financial Supplement
For the six months ended June 30, 2003

                        JOINT VENTURE INVESTMENT SUMMARY

Joint Venture Name:              DDRA Community Centers Five, L.P.
Date Formed:                     September, 1998
Property Name/Location:          The joint venture consists of the following six properties:

                                 Foothills Towne Center - Ahwatukee, AZ              Maple Grove Crossing - Maple Grove, MN
                                 Arrowhead Crossing - Phoenix, AZ                    Tanasbourne Town Center - Portland, OR
                                 Eagan Promenade - Eagan, MN                         Eastchase Market - Fort Worth, TX

Major Tenants:                   AMC Theatre                  Gander Mountain               Oshman's Sporting Goods
                                 Ashley Homestores            Haggan's                      Petco
                                 Babies 'R Us                 Kohl's Department             Petsmart
                                 Barnes & Noble               Linens 'N Things              Pier One
                                 Bassett Furniture            Mac Frugal's                  Ross Dress for Less
                                 Bed Bath & Beyond            Mervyn's (not owned)          Staples
                                 Byerly's                     Michael's                     Stein Mart
                                 Circuit City                 Nordstrom Rack (not owned)    Target (not owned)
                                 Comp USA                     Office Depot                  TJ Maxx
                                 Cub Foods (not owned)        Office Depot (not owned)      Toys 'R Us (not owned)
                                 Ethan Allen (not owned)      OfficeMax                     United Artists Theatre
                                 Famous Footwear              Old Navy

PARTNERSHIP STRUCTURE
Equity Contribution:             50% - DDR
                                 50% - DRA Advisors

Cash Flow Distribution:          50% - DDR
                                 50% - DRA Advisors

FEES TO DDR
Management Fee:                  3.5% of gross retail income
Development Fee:                 5% of hard costs for all improvements
Leasing Fees:                    5% on new leases, 3% on renewals
Commission on Outparcel Sales:   10% of net sales price

CAPITAL STRUCTURE (IN MILLIONS)
DDR                              $      38.85
DRA Advisors                            38.85
                                 ------------
  Total Capital                  $       77.7
                                 ============

Debt                             $      156.0
                                 ============

Total Debt & Equity              $      233.7
                                 ============

                                         JOINT VENTURE PARTNERSHIP SUMMARIES 4.2

DEVELOPERS DIVERSIFIED REALTY
Quarterly Financial Supplement
For the six months ended June 30, 2003

                        JOINT VENTURE INVESTMENT SUMMARY

Joint Venture Name:              DDRA Community Centers Seven, L.P.
Date Formed:                     October, 1999
Property Name/Location:          Ahwatukee Foothills Towne Center (Phase IV) - Phoenix, AZ
Major Tenants:                   Best Buy
                                 JoAnn, Etc.

PARTNERSHIP STRUCTURE
Equity Contribution:             50% - DDR
                                 50% - DRA Advisors

Cash Flow Distribution:          50% - DDR
                                 50% - DRA Advisors

FEES TO DDR
Management Fee:                  3.5% of gross retail income
Development Fee:                 5% of hard costs for all improvements
Leasing Fees:                    5% on new leases, 3% on renewals
Commission on Outparcel Sales:   10% of net sales price

CAPITAL STRUCTURE (IN MILLIONS)
DDR                              $    2.5
DRA Advisors                          2.5
                                 --------
  Total Capital                  $    5.0
                                 ========

Debt                             $    9.9
                                 ========

Total Debt & Equity              $   14.9
                                 ========

                                         JOINT VENTURE PARTNERSHIP SUMMARIES 4.2

DEVELOPERS DIVERSIFIED REALTY
Quarterly Financial Supplement
For the six months ended June 30, 2003

                        JOINT VENTURE INVESTMENT SUMMARY

Joint Venture Name:              DDRA Community Centers Eight, L.P.
Date Formed:                     February, 2000
Property Name/Location:          Deer Valley Towne Center - Phoenix, AZ
Major Tenants:                   Michael's
                                 OfficeMax
                                 Petsmart
                                 Ross Stores
                                 AMC Theatres (not owned)
                                 Target (not owned)

PARTNERSHIP STRUCTURE
Equity Contribution:             50% - DDR
                                 50% - DRA Advisors

Cash Flow Distribution:          50% - DDR
                                 50% - DRA Advisors

FEES TO DDR
Management Fee:                  3.5% of gross retail income
Development Fee:                 5% of hard costs for all improvements
Leasing Fees:                    5% on new leases, 3% on renewals
Commission on Outparcel Sales:   10% of net sales price

CAPITAL STRUCTURE (IN MILLIONS)
DDR                              $        4.1
DRA Advisors                              4.1
                                 ------------
  Total Capital                  $        8.2
                                 ============

Debt                             $       17.8
                                 ============

Total Debt & Equity              $       26.0
                                 ============

                                         JOINT VENTURE PARTNERSHIP SUMMARIES 4.2

DEVELOPERS DIVERSIFIED REALTY
Quarterly Financial Supplement
For the six months ended June 30, 2003

                        JOINT VENTURE INVESTMENT SUMMARY

Joint Venture Name:              Merriam Town Center Ltd.
Date Formed:                     October, 1996
Property Name/Location:          Merriam Town Center - Merriam, KS
Major Tenants:                   Cinemark                OfficeMax
                                 Dick's Sporting Goods   Petsmart
                                 Hen House               Home Depot (not owned)
                                 Marshalls

PARTNERSHIP STRUCTURE
Equity Contribution:             50% - DDR
                                 50% - DRA Advisors

Cash Flow Distribution:          50% - DDR
                                 50% - DRA Advisors

FEES TO DDR
Management Fee:                  3.5% of gross retail income
Development Fee:                 5% of hard costs for all improvements
Leasing Fees:                    5% on new leases, 3% on renewals
Commission on Outparcel Sales:   10% of net sales price

CAPITAL STRUCTURE (IN MILLIONS)
DDR                              $       4.35
DRA Advisors                             4.35
                                 ------------
  Total Capital                  $        8.7
                                 ============

Debt                             $       39.1
                                 ============

Total Debt & Equity              $       47.8
                                 ============

                                         JOINT VENTURE PARTNERSHIP SUMMARIES 4.2

DEVELOPERS DIVERSIFIED REALTY
Quarterly Financial Supplement
For the six months ended June 30, 2003

                        JOINT VENTURE INVESTMENT SUMMARY

Joint Venture Name:              DDRA Kildeer LLC
Date Formed:                     March 28, 2002
Property Name/Location:          The Shops at Kildeer - Kildeer, IL
Major Tenants:                   Bed, Bath & Beyond
                                 Circuit City
                                 Cost Plus
                                 Old Navy

PARTNERSHIP STRUCTURE
Equity Contribution:             10% - DDR
                                 90% - DRA Advisors

Cash Flow Distribution:          10% - DDR
                                 90% - DRA Advisors

Promote: After the partners have received distributions equal to their capital contributed, plus a preferred return of 15%, then the Company will receive 35% up to a preferred return of 20%, then 50% of remaining cash after a 20% preferred return has been achieved.

FEES TO DDR
Management Fee:                  3.5% of gross income
Development Fee:                 5% of hard costs for all improvements
Leasing Fees:                    5% on new leases, 3% on renewals
Commission on Outparcel Sales:   10% of net sales price

CAPITAL STRUCTURE (IN MILLIONS)
DDR                              $        0.8
DRA Advisors                              7.5
                                 ------------
  Total Capital                  $        8.3
                                 ============

Debt                             $       19.5
                                 ============

Total Debt & Equity              $       27.8
                                 ============

                                         JOINT VENTURE PARTNERSHIP SUMMARIES 4.2

DEVELOPERS DIVERSIFIED REALTY
Quarterly Financial Supplement
For the six months ended June 30, 2003

                        JOINT VENTURE INVESTMENT SUMMARY

Joint Venture Name:              Lennox Town Center Limited
Date Formed:                     February, 1998
Property Name/Location:          Lennox Town Center Shopping Center - Columbus, OH
Major Tenants:                   AMC Theatres Lennox 24
                                 Barnes & Noble
                                 Staples
                                 Target

PARTNERSHIP STRUCTURE
Equity Contribution:             50% - DDR
                                 50% - Casto Properties

Cash Flow Distribution:          50% - DDR
                                 50% - Casto Properties

FEES TO DDR
Management Fee:                  1.312% of all rent
Development Fee:                 N/A
Leasing Fees:                    N/A
Commission on Outparcel Sales:   N/A

CAPITAL STRUCTURE (IN MILLIONS)
DDR                              $       0.15
Casto Properties                         0.15
                                 ------------
  Total Capital                  $        0.3
                                 ============

Debt                             $       19.3
                                 ============

Total Debt & Equity              $       19.6
                                 ============

                                         JOINT VENTURE PARTNERSHIP SUMMARIES 4.2

DEVELOPERS DIVERSIFIED REALTY
Quarterly Financial Supplement
For the six months ended June 30, 2003

                        JOINT VENTURE INVESTMENT SUMMARY

Joint Venture Name:              Sun Center Limited
Date Formed:                     February, 1998
Property Name/Location:          Sun Center - Columbus, OH
Major Tenants:                   Babies 'R Us
                                 Big Bear
                                 Michael's
                                 Rhodes Furniture
                                 Staples
                                 Stein Mart

PARTNERSHIP STRUCTURE
Equity Contribution:             79.45% - DDR
                                 20.55% - Casto Properties

Cash Flow Distribution:          79.45% - DDR
                                 20.55% - Casto Properties

FEES TO DDR

Management Fee:                  1.312% of all rent
Development Fee:                 N/A
Leasing Fees:                    N/A
Commission on Outparcel Sales:   N/A

CAPITAL STRUCTURE (IN MILLIONS)
DDR                              $       (0.1)
Casto Properties                            -
                                 ------------
  Total Capital (1)              $       (0.1)
                                 ============

Debt                             $       21.4
                                 ============

Total Debt & Equity              $       21.3
                                 ============

(1) Basis differentials occur primarily when the Company has purchased an interest in existing joint ventures at fair market values which differ from their proportionate share of the historical net assets of the joint ventures.

                                         JOINT VENTURE PARTNERSHIP SUMMARIES 4.2

DEVELOPERS DIVERSIFIED REALTY
Quarterly Financial Supplement
For the six months ended June 30, 2003

                        JOINT VENTURE INVESTMENT SUMMARY

Joint Venture Name:              Continental Sawmill Limited Partnership
Date Formed:                     February, 1998
Property Name/Location:          Dublin Village Center - Columbus, OH
Major Tenant:                    AMC Theatre

PARTNERSHIP STRUCTURE
Equity Contribution:             80.012% - DDR
                                 19.988% - Casto Properties

Cash Flow Distribution:          80.012% - DDR
                                 19.988% - Casto Properties

FEES TO DDR
Management Fee:                  1.312% of all rent
Development Fee:                 N/A
Leasing Fees:                    N/A
Commission on Outparcel Sales:   N/A

CAPITAL STRUCTURE (IN MILLIONS)
DDR                              $       (1.1)
Casto Properties                         (0.3)
                                 ------------
  Total Capital (1)              $       (1.4)
                                 ============

Debt                             $       18.8
                                 ============

Total Debt & Equity              $       17.4
                                 ============

(1) Basis differentials occur primarily when the Company has purchased an interest in existing joint ventures at fair market values which differ from their proportionate share of the historical net assets of the joint ventures.

                                         JOINT VENTURE PARTNERSHIP SUMMARIES 4.2

DEVELOPERS DIVERSIFIED REALTY
Quarterly Financial Supplement
For the six months ended June 30, 2003

                        JOINT VENTURE INVESTMENT SUMMARY

Joint Venture Name:              Liberty Fair Mall Associates
Date Formed:                     January, 1993
Property Name/Location:          Liberty Fair Mall - Martinsville, VA
Major Tenants:                   Belk/Leggetts              Kroger
                                 Goody's                    OfficeMax
                                 J.C. Penney                Sears

PARTNERSHIP STRUCTURE
Equity Contribution:             50% - DDR
                                 50% - The Lester Group

Cash Flow Distribution:          50% - DDR
                                 50% - The Lester Group

FEES TO DDR
Management Fee:                  3% major tenants/5% retail tenants
Development Fee:                 N/A
Leasing Fees:                    5% on new leases/3% on renewals
Commission on Outparcel Sales:   N/A

CAPITAL STRUCTURE (IN MILLIONS)
DDR                              $       (3.6)
The Lester Group                         (3.6)
                                 ------------
  Total Capital (1)              $       (7.2)
                                 ============

Debt                             $       20.1
                                 ============

Total Debt & Equity              $       12.9
                                 ============

(1) Basis differentials occur primarily when the Company has purchased an interest in existing joint ventures at fair market values which differ from their proportionate share of the historical net assets of the joint ventures.

                                         JOINT VENTURE PARTNERSHIP SUMMARIES 4.2

DEVELOPERS DIVERSIFIED REALTY
Quarterly Financial Supplement
For the six months ended June 30, 2003

                        JOINT VENTURE INVESTMENT SUMMARY

Joint Venture Name:              DOTRS LLC
Date Formed:                     September, 1996
Property Name/Location:          Macedonia Commons - Macedonia, Ohio

Major Tenants:                   First National Supermarkets
                                 Kohl's Department Store
                                 Wal-Mart (not owned)

PARTNERSHIP STRUCTURE
Equity Contribution:             50% - DDR
                                 50% - The State Teachers Retirement Board of Ohio

Cash Flow Distribution:          50% - DDR
                                 50% - The State Teachers Retirement Board of Ohio

FEES TO DDR
Management Fee:                  5% of gross retail income
Development Fee:                 5% of hard costs for all improvements
Leasing Fees:                    5% on new leases, 3.5% on renewals
Commission on Outparcel Sales:   N/A

CAPITAL STRUCTURE (IN MILLIONS)
DDR                              $       5.95
The State Teachers Retirement
 Board                                   5.95
                                 ------------
  Total Capital                  $       11.9
                                 ============

Debt                             $       11.3
                                 ============

Total Debt & Equity              $       23.2
                                 ============

                                         JOINT VENTURE PARTNERSHIP SUMMARIES 4.2

DEVELOPERS DIVERSIFIED REALTY
Quarterly Financial Supplemental
For the six months ended June 30, 2003

                        JOINT VENTURE INVESTMENT SUMMARY

Joint Venture Name:              DDR P&M Aspen Grove Lifestyle Center Properties LLC
Date Formed:                     April 2001
Property Name/Location:          Littleton, CO
Major Tenants:                   Ann Taylor                  William Sonoma
                                 The Bombay Company          Coldwater Creek
                                 Chico's                     Eddie Bauer
                                 Casual Corner               Talbots
                                 GAP                         Victoria's Secret
                                 Banana Republic             Pottery Barn

PARTNERSHIP STRUCTURE
Equity Contribution:             50% - DDR
                                 50% - Poag & McEwen Lifestyle Center - Littleton LLC

Cash Flow Distribution:          50% - DDR
                                 50% - Poag & McEwen Lifestyle Center - Littleton LLC

FEES TO DDR
Management Fee:                  1.40%
Financing Fee:                   1% of construction loan balance
Development Fee:                 1% of hard costs and architectural & engineering
Leasing Fees:                    N/A

CAPITAL STRUCTURE (IN MILLIONS)
DDRC                             $       1.45
Poag & McEwen                            1.45
                                 ------------
Total Capital                    $        2.9
                                 ============

Payable to DDR                   $        6.6
                                 ============

Debt                             $       44.6
                                 ============

Total Debt & Equity              $       54.1
                                 ============

                                         JOINT VENTURE PARTNERSHIP SUMMARIES 4.2

DEVELOPERS DIVERSIFIED REALTY
Quarterly Financial Supplemental
For the six months ended June 30, 2003

                        JOINT VENTURE INVESTMENT SUMMARY

Joint Venture Name:              DDRC PDK Salisbury Phase III LLC
Date Formed:                     March 2001
Property Name/Location:          Salisbury, MD
Major Tenants:                   Rugged Warehouse
                                 Famous Footwear
                                 Dress Barn

PARTNERSHIP STRUCTURE
Ownership Percentage:            50% - DDR
                                 50% - PDK Commons Phase III L.C.

Cash Flow Distribution:          50% - DDR
                                 50% - PDK Commons Phase III L.C.

FEES TO DDR
Management Fee:                  4%
Development Fee:                 $.75 psf of leasehold improvements
Leasing Fees:                    N/A

CAPITAL STRUCTURE (IN MILLIONS)
DDR                              $       0.15
PDK Salisbury LLC                        0.15
                                 ------------
Total Capital                    $        0.3
                                 ============

Debt                             $        1.9
                                 ============

Total Debt & Equity              $        2.2
                                 ============

DEVELOPERS DIVERSIFIED REALTY
Quarterly Financial Supplemental
For the six months ended June 30, 2003
================================================================================

                                      JOINT VENTURE INVESTMENT SUMMARY

Joint Venture Name:                   DLA Ventures LLC
Date Formed:                          September 1999
Property Name/Location:               Coon Rapids, MN (Phase I - Outer Ring)
Major Tenants:                        Costco (not owned)
                                      Sears
                                      Kohl's
                                      JoAnn Etc.
                                      Linens 'N Things
                                      Best Buy
                                      Old Navy
                                      Sportman's Warehouse

PARTNERSHIP STRUCTURE
Equity Contribution:                  75% - Lubert-Adler Real Estate Fund (DLA)
                                      25% - DDR

Cash Flow Distribution:               75% - Lubert-Adler Real Estate Fund
                                      25% - DDR

FEES TO DDR
Management Fee:                       4%
Development Fee:                      $1,699,336 (40% at 09/30/99 and remainder payable ratably)
Leasing Fees:                         N/A

CAPITAL STRUCTURE (IN MILLIONS)
-------------------------------
DLA                                   $   2.6
DDR                                       0.8
                                      -------
Total Capital                         $   3.4
                                      =======
Debt                                  $  42.0
                                      =======
Total Debt & Equity                   $  45.4
                                      =======

                                         Joint Venture Partnership Summaries 4.2

DEVELOPERS DIVERSIFIED REALTY
Quarterly Financial Supplement
For the six months ended June 30, 2003

                        JOINT VENTURE INVESTMENT SUMMARY

Joint Venture Name:                Shea and Tatum Associates Limited Partnership
Date Formed:                       January 1, 1995 (acquired January 2, 2003)
Property Name/Location:            Paradise Village Gateway - Phoenix, AZ
Major Tenants:                     Albertson's
                                   Bed Bath & Beyond
                                   Petsmart
                                   Ross
                                   Staples

PARTNERSHIP STRUCTURE
Equity Contribution:               67% - DDR
                                   33% - Churchill Family Trust

Cash Flow Distribution:            67% - DDR
                                   33% - Churchill Family Trust

FEES TO DDR
Management Fee:                    5% of gross income
Development Fee:                   5% of total costs for all improvements (excluding land)
Leasing Fees (without co-broker):  $3.50 per square foot for spaces < 5,000 square feet
                                   $3.00 per square foot for spaces 5,000 - 10,000 square feet
                                   $2.50 per square foot for spaces 10,000 - 25,000 square feet
                                   $2.00 per square foot for spaces 25,000 - 50,000 square feet
                                   $1.50 per square foot for spaces over 50,000 square feet
                                   Renewals earn 50% of fees on new leases
                                   5.0% on new ground leases on years 1-5
Commission on Outparcel Sales:     5% of gross sales price

CAPITAL STRUCTURE (IN MILLIONS)
DDR                                $      4.8
Churchill Family Trust                    2.3
                                   ----------
  Total Capital                    $      7.1
                                   ==========

Debt                               $     17.8
                                   ==========

Total Debt & Equity                $     24.9
                                   ==========

                                         JOINT VENTURE PARTNERSHIP SUMMARIES 4.2

DEVELOPERS DIVERSIFIED REALTY
Quarterly Financial Supplement
For the six months ended June 30, 2003
================================================================================

                        JOINT VENTURE INVESTMENT SUMMARY

Joint Venture Name:                 Paseo Colorado Holdings LLC
Date Formed:                        January 14, 2003
Property Name/Location:             Paseo Colorado - Pasadena, CA

Major Tenants:                      DSW Shoe Warehouse
                                    Equinox Health & Fitness
                                    Gelson's Market
                                    Macy's
                                    Pacific Theaters

PARTNERSHIP STRUCTURE
Equity Contribution:                25% - DDR
                                    75% - Lehman Brothers

Cash Flow Distribution:             25% - DDR
                                    75% - Lehman Brothers

Promote:                            After DDR and Lehman Brothers receive a return of equity and both partners have been allocated an amount equal to a 19% annual return, DDR will receive 50% of available proceeds.

FEES TO DDR
Management Fee:                     3.5% of gross income
Development Fee:                    3.5% of total costs for all improvements (excluding land)
Leasing Fees:                       6.0% on new leases on years 1-5; 3.0% on remainder of term (spaces < 5,000 square feet)
                                    4.5% on new leases on years 1-5; 2.25% on remainder of term (spaces 5,000 - 10,000 square feet)
                                    3.5% on new leases on years 1-5; 1.75% on remainder of term (spaces 10,000 - 20,000 square feet)
                                    3.0% on renewals on years 1-5; 1.5% on remainder of term (spaces < 5,000 square feet)
                                    2.25% on renewals on years 1-5; 1.125% on remainder of term (spaces 5,000 - 10,000 square feet)
                                    1.75% on renewals on years 1-5; 1.0% on remainder of term (spaces 10,000 - 20,000 square feet)
                                    $2.00 per square foot (spaces > 20,000 square feet) on new leases and renewals
Commission on Outparcel Sales:      6.0% of gross sales price up to $500,000
                                    5.0% of gross sales price over $500,000 but less than $1,000,000
                                    4.0% of gross sales price over $1,000,000

CAPITAL STRUCTURE (IN MILLIONS)
DDR                                 $   8.2
Lehman Brothers                        24.4
                                    -------
  Total Capital                     $  32.6
                                    =======
Payable to DDR                      $   0.1
                                    =======
Debt                                $  85.0
                                    =======
Total Debt & Equity                 $ 117.6
                                    =======

                                         Joint Venture Partnership Summaries 4.2

DEVELOPERS DIVERSIFIED REALTY
Quarterly Financial Supplement
For the six months ended June 30, 2003
================================================================================

                                             JOINT VENTURE INVESTMENT SUMMARY

Joint Venture Name:                     KLA/SM L.L.C.
Date Formed:                            March 2002
Property Name/Location:                 The Joint Venture consists of the designation rights to approximately 205 properties and leasehold interests owned by the Service Merchandise Company, Inc. These properties are located in 33 states across the United States. The Joint Venture holds the designation rights to these assets until approximately April 30, 2003. During the designation period the Joint Venture is responsible for all applicable carrying costs and may assign, sell or reject these assets at any time. At the end of the designation period, a new company to be formed between Service Merchandise and the Joint Venture will obtain title to all assets not rejected, sold or assigned and assume the debt relating to those assets.

PARTNERSHIP STRUCTURE
Equity Contribution:                    24.63% - DDR
                                        12.32% - Klaff Realty, L.P.
                                        61.58% - Lubert-Adler Funds
                                         1.47% - Random Properties Acquisition Corp I

Cash Flow Distribution:                 24.63% - DDR
                                        12.32% - Klaff Realty, L.P.
                                        61.58% - Lubert-Adler Funds
                                         1.47% - Random Properties Acquisition Corp I

                                        Once all partners receive a return of all equity, plus a 12% preferred return thereon, plus
                                        $43 million, Service Merchandise will be entitled to share 20% of the excess. The remaining proceeds will be distributed in accordance with the percentages noted.

Promote:                                Once all partners have received a return of all equity, plus a 10% preferred return thereon,
                                        DDR will receive 35% of available proceeds.

FEES TO DDR
Management Fees:                        3.0% of gross revenues
Development Fees:                       4.5% of hard costs for all improvements for all retail tenant leases
                                        1.5% of hard costs for all non-retail or furniture leases
Leasing Fees:                           $0.94 per square foot for all retail tenant leases
                                        $0.31 per square foot for all non-retail or furniture leases
Disposition Fees:                       .75% of gross sales price for all sales to retail purchasers
                                        .25% of gross sales price for all sales to non-retail or furniture purchasers

CAPITAL STRUCTURE (IN MILLIONS)
DDR                                                            $   20.8
Klaff                                                              10.4
Lubert-Adler                                                       52.0
Random Properties Acquisition Corp. I                               1.3
                                                               --------
  Total Capital                                                $   84.5 (1)
                                                               ========
Payable to DDR                                                 $    0.4
                                                               ========
Existing Debt                                                  $   79.9
                                                               ========
Maximum Debt Assumption                                        $    9.0 (2)
                                                               ========
Total Debt & Equity                                            $  173.8
                                                               ========

(1) Total capital includes member equity loans to the joint venture of $67.4 as of June 30, 2003

(2) Represents the maximum amount of debt that could be assumed by the Joint Venture at the end of the designation period.

                                         Joint Venture Partnership Summaries 4.2

DEVELOPERS DIVERSIFIED REALTY
Quarterly Financial Supplemental
For the six months ended June 30, 2003
================================================================================

                                    JOINT VENTURE INVESTMENT SUMMARY

Joint Venture Name:                Jefferson County Plaza LLC
Date Formed:                       July 1999
Property Name/Location:            Arnold, MO
Major Tenants:                     Target (not owned)
                                   Home Depot (not owned)
                                   Shoe Carnival
                                   Sally Beauty Supply
                                   Deal$

PARTNERSHIP STRUCTURE
Equity Contribution:               50% - DDR
                                   50% - The Sansone Group (50% owned by DDR)

Cash Flow Distribution:            50% - DDR
                                   50% - The Sansone Group

FEES TO DDR
Management Fee:                    1.50%
Development Fee:                   NA
Leasing Fees:                      2.5% of gross base rent plus reimbursables on new leases; 1.75%
                                   on renewals

CAPITAL STRUCTURE (IN MILLIONS)
DDRC                               $ (0.05)
The Sansone Group                    (0.05)
                                   -------
Total Capital                      $  (0.1)
                                   =======
Payable to DDR                     $   3.0
                                   =======
Debt                               $   2.3
                                   =======
Total Debt & Equity                $   5.2
                                   =======

DEVELOPERS DIVERSIFIED REALTY
Quarterly Financial Supplemental
For the six months ended June 30, 2003
================================================================================

                        JOINT VENTURE INVESTMENT SUMMARY

Joint Venture Name:                  DDR Markaz LLC (Kuwaiti Financial Centre)
Date Formed:                         May 2003
Property Name/Location:              The joint venture consists of the following seven properties:

                                     Hilltop Plaza - Richmond, CA          Highland Grove Shopping Center-Highland, IN
                                     Derby Square - Grove City, OH         Springfield Commons Shopping Center - Toledo, OH
                                     Oviedo Park - Oviedo, FL              Apple Blossom Corners - Winchester, VA
                                     North Pointe Plaza - Tampa, FL

Major Tenants:                       Babies R Us (not owned)                Lowe's (not owned)
                                     Barnes & Noble                         Marshalls
                                     Bed Bath & Beyond                      Martin's Food Store
                                     Big Bear                               Michael's
                                     Books-A-Million                        OfficeMax
                                     Borders Books (not owned)              Old Navy
                                     Century Theatre                        Petsmart
                                     Circuit City                           Publix
                                     Gander Mountain                        Ross Dress for Less
                                     Jewel (not owned)                      Target (not owned)
                                     Kohl's                                 T.J. Maxx
                                     Linens N Things                        Wal-mart (not owned)

PARTNERSHIP STRUCTURE
Equity Contribution:                 80% - Kuwait Financial Centre S.A.K. and Bank of Bahrain and Kuwait B.S.C. (dba as "Markaz")
                                     20% - DDR

Cash Flow Distribution:              80% - Markaz
                                     20% - DDR

Promote (current):                   (i) Pro rata in proportion to DDR and Markaz equity interest until both have been allocated an amount equal to a 12% annual return, and (ii) 20% to DDR and 80% to DDR and
                                     Markaz in proportion to their equity interest.

FEES TO DDR
Property Management Fee:             4.0% of revenues
Development Fee:                     5.0% of total costs for all improvements
Asset Management Fee:                5.5% of net operating income
Leasing Fees (without co-broker):    6.0% on new leases on years 1-5; 3.0% on remainder of term (spaces < 5,000 square feet)
                                     5.0% on new leases on years 1-5; 2.5% on remainder of term (spaces 5,000 - 10,000 square feet)
                                     4.0% on new leases on years 1-5; 2.0% on remainder of term (spaces 10,000 - 20,000 square feet)
                                     $2.00 per square foot (spaces > 20,000 square feet)
                                     4.0% on new leases on years 1-5; 2.0% on years 6-10 (ground leases)
                                     Renewals earn 50% of fees on new leases
Commission on Outparcel Sales:       6.0% of gross sales price up to $500,000
                                     5.0% of gross sales price $500,000 - $1,000,000
                                     4.0% of gross sales price over $1,000,000

CAPITAL STRUCTURE (IN MILLIONS)
DDR                                  $   11.8
Markaz                                   47.2
                                     --------
     Total Capital                   $   59.0
                                     ========
Debt                                 $  110.0
                                     ========
Total Debt & Equity                  $  169.0
                                     ========

DEVELOPERS DIVERSIFIED REALTY
Quarterly Financial Supplemental
For the six months ended June 30, 2003
================================================================================

                                   JOINT VENTURE INVESTMENT SUMMARY

Joint Venture Name:                Coventry II DDR Ward Parkway LLC
Date Formed:                       June 2003
Property Name/Location:            Kansas City, MO
Major Tenants:                     Target (not owned)
                                   Dilliards
                                   Pier One
                                   TJ Maxx
                                   AMC Theater
                                   24 Hour Fitness
                                   Dick's
                                   Steinmart

PARTNERSHIP STRUCTURE
Equity Contribution:               80% - Coventry II
                                   20% - DDR

Cash Flow Distribution:            80% - Coventry II
                                   20% - DDR

FEES TO DDR
Management Fee:                    3% of gross income for stabilized property (95% leased)
                                   4% of gross income for unstabilized property
Development Fee:                   5% of all hard and soft costs
Leasing Fees:                      6% on new leases on years 1-5; 3% on remainder of term (spaces < 5,000 square feet)
                                   4.5% on new leases on years 1-5; 2.25% on remainder of term (spaces 5,000 - 10,000 square feet)
                                   3.5% on new leases on years 1-5; 1.75% on remainder of term (spaces 10,000 - 20,000 square feet)
                                   $2 per square foot (spaces > 20,000 square feet)
                                   4% on new leases on years 1-10 (ground lease)
                                   3% on new leases on years 1-5; 1.5% on remainder of term (spaces < 5,000 square feet; renewals)
                                   2.25% on new leases on years 1-5; 1.125% on remainder of term (spaces 5,000 - 10,000 square feet;
                                   renewals)
                                   1.75% on new leases on years 1-5; 1% on remainder of term (spaces 10,000 - 20,000 square feet;
                                   renewals)
                                   $2 per square foot (spaces > 20,000 square feet; renewals)

CAPITAL STRUCTURE (IN MILLIONS)
Coventry II                        $   38.1
DDR                                     9.5
                                   --------
Total Capital                      $   47.6
                                   ========
Debt                               $      -
                                   ========
Total Debt & Equity                $   47.6
                                   ========

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Quarterly Financial Supplement
For the twelve months ended December 31, 2001
================================================================================

                          SUMMARY OF JOINT VENTURE DEBT
                             AS OF DECEMBER 31, 2001

                                                    Mortgage
      Property/Entity                                Balance        Maturity Date       Interest Rate
      ---------------                                -------        -------------       -------------
Community Centers                      F          $322,500,000 (1)      06/02                  7.378

Liberty Fair Mall Associates
  Martinsville, VA                     F            20,370,100          12/09                   8.46

Ohio State Teachers JV
  Macedonia, OH                        V            11,895,300          09/06            Libor + 100
  Canton, OH                           V            10,095,596          09/02            Libor + 100

DDRA Community Centers Four
  San Antonio, TX                      F            27,527,965          11/02                   7.24

Merriam Town Center
  Merriam, KS                          V            24,455,000          04/03            Libor + 175

Lennox Town Center Limited
  Columbus, OH                         F            19,856,758          07/22                   8.11

Sun Center Limited
  Columbus, OH                         F             6,114,898          05/07                   8.29
                                                    16,021,360          04/11                   8.48

Continental Sawmill Ltd.
  Columbus, OH                         F            19,998,471          05/16                   7.55

Drexel Washington Ltd.
  Dayton, OH                           F            14,130,374          01/08                   7.28

DDRA Community Centers Five            F           156,000,000 (2)      10/05                   6.64
  Town Center Plaza LLC
  Leawood, KS                          F            54,335,578          07/09                   7.31

RVIP II A
  Salem, NH                            V            16,731,980          03/02             Libor +175

DDRA Community Centers Six
  St. Louis, MO                        F            12,863,100          04/10                   8.56

DDRA Community Centers Seven
  Ahwatukee, AZ (Phase IV)             F            10,000,000          01/05                   8.07

DDRA Community Centers Eight
  Deer Valley, AZ                      F            18,033,633          09/10                   8.01

RVIP I
  Best Products                        V            12,624,157          08/04            Libor + 175

RVIP VI
  Kansas City, MO                                   20,430,556 (3)

RVIP I A
  Plainville, CT                       V            38,059,219          06/02            Libor + 180

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Quarterly Financial Supplement
For the twelve months ended December 31, 2001
================================================================================

                          SUMMARY OF JOINT VENTURE DEBT
                       AS OF DECEMBER 31, 2001 (CONTINUED)

                                                    Mortgage
       Property/Entity                               Balance            Maturity Date     Interest Rate
       ---------------                               -------            -------------     -------------
RVIP III A
  Round Rock, TX                       V              54,511,192            01/03          Libor + 175

RVIP III B
  Deer Park, IL                        V              46,094,945            07/02          Libor + 175

RVIP IV A
  Hagerstown, MD                       V              34,000,000            01/03          Libor + 175

RVIP III C
  San Antonio, TX                      V              32,595,731            12/02          Libor + 175

DDRC PDK Salisbury Phase III LLC
  Salisbury, MD                        F               1,889,941            04/06                 7.61

RVIP VII                               F             141,257,731 (4)

RVIP VII
  Long Beach, CA                       V               7,585,579            01/04          Libor + 170

DLA Ventures, LP
  Coon Rapids, MN                      V              21,000,000            12/03          Libor + 180

DDR P&M Aspen Grove
  Littleton, CO                        V              32,779,407            05/03          Libor + 185
                                                  --------------

                                                  $1,203,758,571
                                                  ==============

                  [ADD WTD INTEREST RATE FOR JV DEBT]

NOTES:

(1)  Encumbers ten shopping center properties as follows:
         San Diego, CA
         Denver, CO
         Naples, FL
         Atlanta, GA
         Marietta, GA
         Schaumburg, IL
         Framingham, MA
         Independence, MO
         Durham, NC
         Fairfax, VA

(2)  Encumbers six shopping center properties as follows:
         Ahwatukee, AZ
         Phoenix, AZ
         Eagan, MN
         Maple Grove, MN
         Portland, OR
         Fort Worth, TX

(3) Encumbers six shopping center properties located in Kansas City, MO with mortgage interest rates ranging from 7.79% to 8.625% and maturity dates ranging from September, 2005 to November, 2007.

(4) Encumbers ten shopping center properties located in California and Washington with mortgage interest rates ranging from 7.07% to 9.5% and maturity dates ranging from March, 2004 to March, 2022.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Quarterly Financial Supplement
For the twelve months ended December 31, 2001

                     SUMMARY OF PRO RATA JOINT VENTURE DEBT
                             AS OF DECEMBER 31, 2001

                                                                                                DDR's                  DDR's
                                                                                              Pro Rata               Pro Rata
   Joint Venture                                                                              Interest                 Debt
-------------------                                                                           --------             ------------
Community Centers                                                                               20.00%               64,500,000
Liberty Fair                                                                                    50.00%               10,185,050
OSTRS                                                                                           50.00%               10,995,448
DDRA Comm Ctr Four                                                                              35.00%                9,634,788
Merriam Town Center                                                                             50.00%               12,227,500
Lennox Town Center                                                                              50.00%                9,928,379
Sun Center                                                                                      79.45%               17,587,257
Continental Sawmill                                                                            80.012%               16,001,177
Drexel Washington                                                                             49.7918%                7,035,768
DDRA Comm Ctr Five                                                                              50.00%               78,000,000
Town Center Plaza                                                                               50.00%               27,167,789
RVIP II A                                                                                       23.75%                3,973,845
DDRA Comm Ctr Six                                                                               50.00%                6,431,550
DDRA Comm Ctr Seven                                                                             50.00%                5,000,000
DDRA Comm Ctr Eight                                                                             50.00%                9,016,817
RVIP I                                                                                          79.57%               10,045,042
RVIP VI                                                                                         23.75%                4,852,257
RVIP I A                                                                                       12.375%                4,709,828
RVIP III A                                                                                     12.375%                6,745,760
RVIP III B                                                                                     12.375%                5,704,249
RVIP IV A                                                                                      12.375%                4,207,500
RVIP III C                                                                                     12.375%                4,033,722
DDRC PDK Salisbury                                                                              50.00%                  944,971
RVIP VII                                                                                        20.00%               28,251,546
RVIP III Long Beach                                                                           23.5125%                1,783,559
Coon Rapids                                                                                     25.00%                5,250,000
DDR P&M Aspen Grove                                                                             50.00%               16,389,704
                                                                                                                   ------------

Total                                                                                                              $380,603,507
                                                                                                                   ============

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Quarterly Financial Supplement
For the six months ended June 30, 2003

                          SUMMARY OF JOINT VENTURE DEBT
                               AS OF JUNE 30, 2003

                                                                    Mortgage
           Property/Entity                                       Balance (000's)  Maturity Date   Interest Rate
---------------------------------------                          ---------------  -------------   -------------
RVIP III
   Long Beach, CA                              V                    29,621            01/04        Libor + 170

RVIP III B
   Deer Park, IL                               V                    40,000            07/04        Libor + 175
                                               V                     7,864            07/04        Libor + 175

RVIP VI
   Kansas City, MO                                                  18,767(1)

RVIP VII                                       F                   105,151(2)
                                               V                    34,000(2)

Community Centers

                                               F                   119,000(3)         02/05               6.00
                                               F                    17,300(3)         02/05               5.95
                                               V                    16,000(3)         02/05        Libor + 250
                                               V                     4,000(3)         02/05        Libor + 250
                                               V                    66,655(3)         03/04        Libor + 150
                                               V                    14,192(3)         03/04        Libor + 400
                                               V                    23,653(3)         03/04        Libor + 700

DDRA Community Centers Four
   San Antonio, TX                             V                    30,000            10/05        Libor + 210

DDRA Community Centers Five                    F                   156,000(4)         10/05               6.64

DDRA Community Centers Seven
   Ahwatukee, AZ (Phase IV)                    F                     9,966            01/05               8.07

DDRA Community Centers Eight
   Deer Valley, AZ                             F                    17,810            09/10               8.01

Merriam Town Center
   Merriam, KS                                 V                    30,000            06/05         Libor +205
   Tax Incremental Financing Obligation        F                     9,075            02/16               6.90

DDRA Kildeer LLC                               V                     4,500            08/07        Libor + 180
   Kildeer, IL                                 F                    15,000            08/07               5.64

Lennox Town Center Limited
   Columbus, OH                                F                    19,259            07/22               8.11

Sun Center Limited
   Columbus, OH                                F                     5,912            05/07               8.29
                                               F                    15,496            04/11               8.48

Continental Sawmill Ltd.
   Columbus, OH                                F                    18,779            05/06               7.55

Liberty Fair Mall Associates
   Martinsville,VA                             F                    20,126            12/09               8.46

DOTRS LLC
   Macedonia, OH                               V                    11,362            09/06         Libor +100

                                               Summary of Joint Venture Debt 5.3

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Quarterly Financial Supplement
For the six months ended June 30, 2003

                          SUMMARY OF JOINT VENTURE DEBT
                         AS OF JUNE 30, 2003 (CONTINUED)

                                                                    Mortgage
           Property/Entity                                       Balance (000's)  Maturity Date   Interest Rate
---------------------------------------                          ---------------  -------------   -------------
DDR P&M Aspen Grove
   Littleton, CO                               V                    44,589            08/03        Libor + 185

DDRC PDK Salisbury Phase III LLC
   Salisbury, MD                               F                     1,866            04/06               7.61

DLA Ventures, LP
   CRRV Perimeter One & Two                    V                    42,000            02/06        Libor + 245

KLA/SM LLC                                     V                    79,885            07/04        Libor + 350

Jefferson County Plaza, LLC
   Arnold, MO                                  V                     2,288            05/05        Libor + 175

Paradise Village Gateway
   Phoenix, AZ                                 F                    17,761            05/07               7.78

Paseo Colorado Holdings
   Pasadena, CA                                V                    85,000            02/06        Libor + 245

DDR Markaz                                     F                   110,000 (5)        06/08              4.129

RVIP I
   Best Products                               V                     2,254            08/04        Libor + 175
                                                                ----------

                                                                $1,245,130
                                                                ==========

NOTES:

(1) Encumbers five shopping center properties located in Kansas City, MO with mortgage interest rates ranging from 7.79% to 8.625% and maturity dates ranging from September, 2005 to November, 2007.

(2) Encumbers ten shopping center properties located in California and Washington with mortgage interest rates ranging from 6.60% to 9.50% and maturity dates ranging from March, 2004 to March, 2022.

(3)   Encumbers six shopping center properties as follows:
          Atlanta, GA                                      Framingham, MA
          Marietta, GA                                     Fairfax, VA
          Schaumburg, IL                                   Naples, FL

(4)   Encumbers six shopping center properties as follows:
          Ahwatukee, AZ                                    Maple Grove, MN
          Phoenix, AZ                                      Portland, OR
          Eagan, MN                                        Fort Worth, TX

(5)   Encumbers seven shopping center properties as follows:
          Oviedo, FL                                       Tampa, FL
          Richmond, CA                                     Highland, IN
          Toledo, OH                                       Winchester, VA
          Grove City, OH

                                               Summary of Joint Venture Debt 5.3

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Quarterly Financial Supplement
For the six months ended June 30, 2003

                     SUMMARY OF PRO RATA JOINT VENTURE DEBT
                               AS OF JUNE 30, 2003


                                                                                            DDR's                  DDR's
                                                                                          Pro Rata                Pro Rata
    Joint Venture                                                                         Interest              Debt (000's)
------------------------                                                                  --------              ------------
RVIP III Long Beach                                                                       23.5125%                   6,965
RVIP III B                                                                                12.3750%                   5,923
RVIP VI                                                                                   23.5125%                   4,413
RVIP VII                                                                                  20.0000%                  27,830
Community Centers                                                                         20.0000%                  52,160
DDRA Comm Ctr Four                                                                        35.0000%                  10,500
DDRA Comm Ctr Five                                                                        50.0000%                  78,000
DDRA Comm Ctr Seven                                                                       50.0000%                   4,983
DDRA Comm Ctr Eight                                                                       50.0000%                   8,905
Merriam Town Center                                                                       50.0000%                  19,538
DDRA Kildeer, LLC                                                                         10.0000%                   1,950
Lennox Town Center                                                                        50.0000%                   9,629
Sun Center                                                                                79.4500%                  17,009
Continental Sawmill                                                                       80.0120%                  15,025
Liberty Fair                                                                              50.0000%                  10,063
DOTRS LLC                                                                                 50.0000%                   5,681
DDR P&M Aspen Grove                                                                       50.0000%                  22,294
DDRC PDK Salisbury                                                                        50.0000%                     933
CRRV Perimeter One & Two                                                                  25.0000%                  10,500
KLA/SM LLC                                                                                25.0000%                  19,971
Jefferson County Plaza                                                                    50.0000%                   1,144
Paradise Village Gateway                                                                  67.0000%                  11,900
Paseo Colorado Holdings                                                                   25.0000%                  21,250
KFC                                                                                       20.0000%                  22,000
RVIP I                                                                                    79.5700%                   1,793

Total                                                                                                             $390,359
                                                                                                                  ========

                                      Summary of Joint Pro Rata Venture Debt 5.4

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Quarterly Financial Supplement
For the six months ended June 30, 2003

              SUMMARY OF JOINT VENTURE MORTGAGE PRINCIPAL PAYMENTS
                              AS OF JUNE 30, 2003
                                     (000'S)

JOINT VENTURE                   2003 Payments 2004 Payments 2005 Payments 2006 Payments 2007 Payments 2008 Payments 2009 Payments
-------------                   ------------- ------------- ------------- ------------- ------------- ------------- -------------
RVIP III (Long Beach, CA)                         29,393
RVIP III B (Deer Park)                            47,659
RVIP VI (Kansas City)                                             1,311                    18,860
RVIP VII                            1,463         73,603          1,749       1,898         8,762         1,916         2,092
Community Centers                                104,934        156,300
DDRA Community Centers Four                                      30,000
DDRA Community Centers Five                                     156,000
DDRA Community Centers Seven           75             89          9,836
DDRA Community Centers Eight          157            166            184         200           217           231           255
Merriam Town Center                                              30,000
Merriam TIF
DDRA Kildeer, LLC (Kildeer, IL)                                                            19,500
Lennox Town Center Limited            424            459            498         540           585           635           688
Sun Center Limited
   Principal Mutual Life Ins Co       373            406            442         480           523           569           619
   W. Lyman Case & Co                 144            156            170         184         5,328
Continental Sawmill Ltd.              860            927          1,000      16,413
Liberty Fair Mall Associates          172            182            203         221           241           258        18,936
DOTRS LLC
   National City Bank                 414            428            453      10,252
DDR P&M Aspen Grove (Littleton)    43,618
DDRC PDK Salisbury Phase III                                                  1,874
CRRV Perimeter One & Two                                                     42,000
KLA/SM LLC                                        79,885
Jefferson County Plaza LLC                                        2,288
Paradise Village Gateway              234            276            298         323        16,693
Paseo Colorado Holdings             4,655          6,207          6,207      67,931
DDR Markaz
RVIP I (Best Products)                             2,254
Payments through 6/30/03           -2,503
                                 --------        -------        -------     -------        ------         -----        ------
         Total - Debt              50,086        347,024        396,940     142,317        70,707         3,609        22,590

JOINT VENTURE                    2010 Payments 2011 Payments Thereafter    Total
-------------                    ------------- ------------- ---------- --------
RVIP III (Long Beach, CA)                                                 29,393
RVIP III B (Deer Park)                                                    47,659
RVIP VI (Kansas City)                                                     20,171
RVIP VII                            2,272         2,468       43,658     139,881
Community Centers                                                        261,234
DDRA Community Centers Four                                               30,000
DDRA Community Centers Five                                              156,000
DDRA Community Centers Seven                                              10,000
DDRA Community Centers Eight       16,479                                 17,889
Merriam Town Center                                                       30,000
Merriam TIF                                                    9,075       9,075
DDRA Kildeer, LLC (Kildeer, IL)                                           19,500
Lennox Town Center Limited            746           809       14,084      19,466
Sun Center Limited
   Principal Mutual Life Ins Co       674        11,594                   15,679
   W. Lyman Case & Co                                                      5,982
Continental Sawmill Ltd.                                                  19,201
Liberty Fair Mall Associates                                              20,213
DOTRS LLC
   National City Bank                                                     11,547
DDR P&M Aspen Grove (Littleton)                                           43,618
DDRC PDK Salisbury Phase III                                               1,874
CRRV Perimeter One & Two                                                  42,000
KLA/SM LLC                                                                79,885
Jefferson County Plaza LLC                                                 2,288
Paradise Village Gateway                                                  17,824
Paseo Colorado Holdings                                                   85,000
DDR Markaz                                                   110,000     110,000
RVIP I (Best Products)                                                     2,254
Payments through 6/30/03                                                  -2,503
                                   ------        ------      -------   ---------
         Total - Debt              20,171        14,870      176,817   1,245,130

                         Summary of Joint Venture Mortage Principal Payments 5.5

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Quarterly Financial Supplement
For the six months ended June 30, 2003

              SUMMARY OF JOINT VENTURE MORTGAGE PRINCIPAL PAYMENTS
                              AS OF JUNE 30, 2003

JOINT VENTURE                   2003 Payments 2004 Payments 2005 Payments 2006 Payments 2007 Payments 2008 Payments 2009 Payments
-------------                   ------------- ------------- ------------- ------------- ------------- ------------- -------------
RVIP III (Long Beach, CA)                       29,393,156
RVIP III B (Deer Park)                          47,659,479
RVIP VI (Kansas City)                                          1,311,414                  18,859,746
RVIP VII                          1,463,192     73,602,633     1,748,770     1,898,412     8,761,556     1,916,490     2,092,301
Community Centers                              104,933,879   156,300,000
DDRA Community Centers Four                                   30,000,000
DDRA Community Centers Five                                  156,000,000
DDRA Community Centers Seven         75,262         88,687     9,836,051
DDRA Community Centers Eight        157,116        166,174       184,371       199,915       216,768       231,039       254,521
Merriam Town Center                                           30,000,000
Merriam TIF
DDRA Kildeer, LLC (Kildeer, IL)                                                           19,500,000
Lennox Town Center Limited          423,564        459,221       497,880       539,794       585,235       634,502       687,917
Sun Center Limited
   Principal Mutual Life Ins Co     372,864        405,741       441,517       480,448       522,811       568,910       619,074
   W. Lyman Case & Co               143,955        156,352       169,818       184,445     5,327,788
Continental Sawmill Ltd.            860,113        927,347       999,836    16,413,421
Liberty Fair Mall Associates        171,700        181,849       203,092       221,213       240,952       257,650    18,936,140
DOTRS LLC
   National City Bank               414,280        427,660       453,000    10,251,560
DDR P&M Aspen Grove (Littleton)  43,617,893
DDRC PDK Salisbury Phase III                                                 1,874,097
CRRV Perimeter One & Two                                                    42,000,000
KLA/SM LLC                                      79,884,556
Jefferson County Plaza LLC                                     2,288,371
Paradise Village Gateway            234,053        276,245       298,487       322,556    16,692,619
Paseo Colorado Holdings           4,655,250      6,207,000     6,207,000    67,930,750
DDR Markaz
RVIP I (Best Products)                           2,253,905
Payments through 6/30/03         -2,503,160
                                 ----------    -----------   -----------   -----------    ----------     ---------    ----------
         Total - Debt            50,086,082    347,023,884   396,939,608   142,316,611    70,707,475     3,608,591    22,589,953

JOINT VENTURE                    2010 Payments 2011 Payments  Thereafter      Total
-------------                    ------------- ------------- -----------   --------
RVIP III (Long Beach, CA)                                                   29,393,156
RVIP III B (Deer Park)                                                      47,659,479
RVIP VI (Kansas City)                                                       20,171,161
RVIP VII                           2,272,271     2,467,775    43,657,964   139,881,364
Community Centers                                                          261,233,879
DDRA Community Centers Four                                                 30,000,000
DDRA Community Centers Five                                                156,000,000
DDRA Community Centers Seven                                                10,000,000
DDRA Community Centers Eight      16,478,828                                17,888,732
Merriam Town Center                                                         30,000,000
Merriam TIF                                                    9,075,450     9,075,450
DDRA Kildeer, LLC (Kildeer, IL)                                             19,500,000
Lennox Town Center Limited           745,828       808,615    14,083,527    19,466,083
Sun Center Limited
   Principal Mutual Life Ins Co      673,660    11,593,684                  15,678,709
   W. Lyman Case & Co                                                        5,982,358
Continental Sawmill Ltd.                                                    19,200,717
Liberty Fair Mall Associates                                                20,212,596
DOTRS LLC
   National City Bank                                                       11,546,500
DDR P&M Aspen Grove (Littleton)                                             43,617,893
DDRC PDK Salisbury Phase III                                                 1,874,097
CRRV Perimeter One & Two                                                    42,000,000
KLA/SM LLC                                                                  79,884,556
Jefferson County Plaza LLC                                                   2,288,371
Paradise Village Gateway                                                    17,823,960
Paseo Colorado Holdings                                                     85,000,000
DDR Markaz                                                   110,000,000   110,000,000
RVIP I (Best Products)                                                       2,253,905
Payments through 6/30/03                                                    -2,503,160
                                  ----------    ----------   ----------- -------------
         Total - Debt             20,170,587    14,870,074   176,816,941 1,245,129,806

                         Summary of Joint Venture Mortage Principal Payments 5.5

                              COMPANY FEATURES(1)

371               SHOPPING CENTERS (AND INTERESTS IN RETAIL ASSETS) (2)
3                 MANAGED SHOPPING CENTERS
44                STATES (INCLUDING MANAGED PROPERTIES) (2)
54.9              MILLION SQ. FT. OWNED
83.1              MILLION SQ. FT. OWNED AND MANAGED(2) (3)
94.3%/93.8%       % LEASED / % OCCUPIED (4)
433               TOTAL EMPLOYEES

(1) INCLUDES SERVICE MERCHANDISE PORTFOLIO. DOES NOT INCLUDE 35 INDUSTRIAL AND OFFICE PROPERTIES.

(2)  INCLUDES DEVELOPMENT PROJECTS.

(3) INCLUDES UNOWNED ANCHORS AT COMPANY OWNED OPERATING AND DEVELOPMENT RETAIL PROPERTIES.

(4)  CORE RETAIL PORTFOLIO.

                           GROWTH IN SQUARE FOOTAGE(1)

                              [PLOT POINTS TO COME]

(1) INCLUDES SERVICE MERCHANDISE PORTFOLIO.

(2) As of June 30, 2003.

                     DDR HAS BUILT A GEOGRAPHICALLY DIVERSE
                     PORTFOLIO OF DOMINANT SHOPPING CENTERS.

                                      [MAP]

371 OWNED RETAIL ASSETS AND 3 MANAGED RETAIL ASSETS

                               AVERAGE ANNUALIZED
                         BASE RENTAL RATES (1) (2) (3)

                              [PLOT POINTS TO COME]

(1)  Does not include Service Merchandise Portfolio.

(2)  As of June 30, 2003.

(3) Excluding the impact of properties acquired through the merger with JDN Realty, total rents per square foot were $10.85 and shop rents were $15.59.

                      AVERAGE ANNUALIZED BASE RENTAL RATES

-------------------------------------------------------------------------------
                                                      ANNUALIZED BASE RENT/S.F.
                   NUMBER OF                                   SHOP
PERIOD ENDING      PROPERTIES         TOTAL                   SPACE
-------------------------------------------------------------------------------
JUN.30, 2003          282             $10.49                  $15.20
DEC.31, 2002          189             $10.58                  $15.18
DEC.31, 2001          192             $10.03                  $14.02
DEC.31, 2000          190             $ 9.66                  $13.66
DEC.31, 1999          186             $ 9.20                  $12.69
DEC.31, 1998          159             $ 8.99                  $12.39
DEC.31, 1997          123             $ 8.49                  $11.69
DEC.31, 1996          112             $ 7.85                  $10.87
DEC.31, 1995          106             $ 7.60                  $10.54
DEC.31, 1994           84             $ 5.89                  $ 9.02
DEC.31, 1993           69             $ 5.60                  $ 8.56
DEC.31, 1992           53             $ 5.37                  $ 8.37
DEC.31, 1991           53             $ 5.35                  $ 8.29
DEC.31, 1990           52             $ 5.27                  $ 8.25
DEC.31, 1989           45             $ 4.93                  $ 7.87
DEC.31, 1988           40             $ 4.81                  $ 7.41
DEC.31, 1987           37             $ 4.38                  $ 7.09

(1) Excluding the impact of properties acquired through the merger with JDN Realty, total rents per square foot were $10.85 and shop rents were $15.59.

                        LEASE EXPIRATIONS BY YEAR (1) (2)

                              [PLOT POINTS TO COME]

(1)  Does not include Service Merchandise Portfolio.

(2)  As of June 30, 2003, options not included.

                         LEASE EXPIRATIONS BY YEAR (1)

-------------------------------------------------------------------------------------------------------------------

                      ---------------------------------------------------------------------------------------------
                           ANCHOR BASE RENT                                         SHOP SPACE BASE RENT
-------------------------------------------------------------------------------------------------------------------
YEAR                  LEASES          REVENUE        AVERAGE/S.F.    LEASES            REVENUE         AVERAGE/S.F.
                                     (MILLIONS)                                       (MILLIONS)
-------------------------------------------------------------------------------------------------------------------
2003                     9            $   1.1          $   3.79         455            $  14.2          $   12.63
2004                    28            $   5.8          $   5.77         692            $  24.5          $   13.10
2005                    36            $   7.7          $   5.79         706            $  27.3          $   13.79
2006                    26            $   5.4          $   6.17         600            $  28.5          $   14.94
2007                    47            $  13.5          $   6.75         526            $  26.6          $   15.07
2008                    39            $  10.0          $   6.14         326            $  19.4          $   14.07
2009                    42            $  14.0          $   7.61         125            $  11.2          $   16.12
2010                    52            $  17.4          $   7.93         119            $  11.5          $   16.90
2011                    86            $  33.6          $   9.78         177            $  20.0          $   20.54
2012                    74            $  27.8          $   8.97         131            $  15.8          $   21.66
                      ------          -------          --------      ------            -------          ---------
2003-2012
SUBTOTAL               439            $ 136.3          $   7.70       3,857            $ 199.0          $   15.19

TOTAL RENT ROLL AT
JUNE 30, 2003          733            $ 268.8          $   8.36       4,646            $ 220.6          $   15.20
                      ---------------------------------------------------------------------------------------------

(1)  DOES NOT INCLUDE SERVICE MERCHANDISE PORTFOLIO.

              2Q03 LARGEST TENANTS BY SF - OWNED & UNOWNED(1) (2)

----------------------------------------------------------------------------------------------------------------------------
                                        TOTAL                            OWNED                            UNOWNED
----------------------------------------------------------------------------------------------------------------------------
RANK              TENANT           UNITS        GLA              UNITS             GLA             UNITS             GLA
----------------------------------------------------------------------------------------------------------------------------
1       WAL-MART/SAM'S              70       9,816,917            28            3,195,248            42            6,621,669
2       LOWE'S HOME IMPROVEMENT     21       2,635,166            14            1,708,279             7              926,887
3       KOHL'S                      26       2,169,739            25            2,089,155             1               80,584
4       TARGET/MERVYN'S             17       2,037,881             7              810,495            10            1,227,386
5       HOME DEPOT                  18       1,899,894             8              778,657            10            1,121,237
6       T.J.MAXX/MARSHALL'S         41       1,437,097            41            1,437,097             0                    0
7       K-MART                      15       1,352,511            14            1,236,678             1              115,833
8       BEST BUY/MUSICLAND          27         989,170            26              894,241             1               94,929
9       TOYS "R" US                 26         967,942            21              749,283             5              218,659
10      KROGER                      16         965,883            15              808,275             1              157,608
----------------------------------------------------------------------------------------------------------------------------

(1)  INCLUDES SERVICE MERCHANDISE PORTFOLIO.

(2)  ASSUMES 100% OWNERSHIP OF JOINT VENTURES.

                        RELIANCE ON MAJOR TENANTS (1) (2)
                        (OWNED SHOPPING CENTER GLA ONLY)

---------------------------------------------------------------------------------------------------
                                                    TOTAL BASE RENT      PERCENT           CREDIT
         TENANT                         UNITS         (MILLIONS)         OF TOTAL          RATINGS
----------------------------            -----       ---------------      --------         ---------
WAL-MART/SAM'S CLUB                        28          $ 15.89             4.13%          AA/Aa2
LOWE'S HOME IMPROVEMENT                    14          $ 11.71             3.05%          A/A3
KOHL'S                                     25          $ 11.42             2.97%          A-/A3
T.J. MAXX/MARSHALLS                        50          $  9.06             2.36%          A/A3
PETsMART                                   43          $  8.41             2.19%          B+/Ba3
BED BATH & BEYOND                          31          $  8.09             2.10%          BBB/NR
BEST BUY / MUSICLAND GROUP                 27          $  7.86             2.04%          BBB-/Baa3
OFFICEMAX                                  37          $  6.69             1.74%          NR/NR
AMC THEATER                                 6          $  6.08             1.58%          B/B2
GAP/OLD NAVY/BANANA REPUBLIC               34          $  5.34             1.39%          BB+/Ba3
MICHAEL'S                                  32          $  5.29             1.38%          BB/Ba1
KROGER                                     15          $  5.00             1.30%          BBB/Baa3
BARNES & NOBLE                             33          $  4.83             1.26%          BB/Ba2
LINENS 'N THINGS                           14          $  4.66             1.21%          NR/NR
CINEMARK THEATRE                            8          $  4.53             1.18%          B+/B1
TOYS "R" US                                22          $  4.14             1.08%          BBB-/Baa3
ROSS STORES                                22          $  3.97             1.03%          BBB/NR
HOME DEPOT                                  8          $  3.84             1.00%          AA/Aa3
SUBTOTAL                                  449          $126.81            32.98%
---------------------------------------------------------------------------------------------------
PORTFOLIO TOTAL                         5,474          $384.49            100.0%

(1)  INCLUDES SERVICE MERCHANDISE PORTFOLIO.

(2)  BASED ON ACTUAL PRO RATA OWNERSHIP OF REAL ESTATE ASSETS.

                        RELIANCE ON MAJOR TENANTS(1) (2)
                        BY GLA AND BY BASE RENTAL REVENUE

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                              BASE
                                            OWNED    % TOTAL                                                 RENTAL       % TOTAL
RANK         MAJOR TENANT (UNITS)            GLA       GLA    RANK           MAJOR TENANT (UNITS)            REVENUE     BASE RENT
                                                                                                           ($ MILLIONS)
----------------------------------------------------------------------------------------------------------------------------------
1     WAL-MART / SAM'S CLUB (28)             3.00     6.83%     1     WAL-MART/SAM'S CLUB (28)              $   15.89       4.13%
2     LOWE'S HOME IMPROVEMENT (14)           1.71     3.89%     2     LOWE'S HOME IMPROVEMENT (14)          $   11.71       3.05%
3     KOHL'S (25)                            1.65     3.76%     3     KOHL'S (25)                           $   11.42       2.97%
4     T.J. MAXX / MARSHALLS (50)             1.20     2.73%     4     T.J. MAXX / MARSHALLS (50)            $    9.06       2.36%
5     K-MART (14)                            1.16     2.64%     5     PETsMART (43)                         $    8.41       2.19%
6     BEST BUY/ MUSICLAND GROUP (27)         0.77     1.75%     6     BED BATH & BEYOND (31)                $    8.09       2.10%
7     PETsMART (43)                          0.74     1.69%     7     BEST BUY / MUSICLAND GROUP (27)       $    7.86       2.04%
8     KROGER (15)                            0.73     1.65%     8     OFFICEMAX (37)                        $    6.69       1.74%
9     BED BATH & BEYOND (31)                 0.72     1.64%     9     AMC THEATER (6)                       $    6.08       1.58%
10    OFFICEMAX (37)                         0.69     1.58%    10     GAP/OLD NAVY/BANANA REPUBLIC (34)     $    5.34       1.39%
11    JCPENNEY/ECKARDS (26)                  0.68     1.54%    11     MICHAEL'S (32)                        $    5.29       1.38%
12    TARGET (7)                             0.65     1.48%    12     KROGER (15)                           $    5.00       1.30%
13    TOYS "R" US (22)                       0.57     1.31%    13     BARNES & NOBLE (33)                   $    4.83       1.26%
14    HOME DEPOT (8)                         0.55     1.26%    14     LINENS 'N THINGS (14)                 $    4.66       1.21%
15    MICHAEL'S (32)                         0.51     1.17%    15     CINEMARK THEATRE (8)                  $    4.53       1.18%
16    GOODY'S FAMILY CLOTHING (18)           0.49     1.11%    16     TOYS "R" US (22)                      $    4.14       1.08%
17    WINN DIXIE (11)                        0.45     1.02%    17     ROSS STORES (22)                      $    3.97       1.03%
18    ROSS STORES (22)                       0.42     0.96%    18     HOME DEPOT (8)                        $    3.84       1.00%
19    GAP/OLD NAVY/BANANA REPUBLIC (34)      0.39     0.89%    19     STAPLES (19)                          $    3.78       0.98%
20    OFFICE DEPOT (21)                      0.39     0.89%    20     GOODY'S FAMILY CLOTHING (18)          $    3.72       0.97%
      --------------------------------      -----    -----            ---------------------------------     ---------    -------
      SUBTOTAL: 1-20                        17.47    39.80%           SUBTOTAL: 1-18                        $  134.30      34.93%
      --------------------------------      -----    -----            ---------------------------------     ---------    -------
      TOTAL PORTFOLIO:                      43.90    100.0%           TOTAL PORTFOLIO:                      $  384.49     100.00%
----------------------------------------------------------------------------------------------------------------------------------

(1)  INCLUDES SERVICE MERCHANDISE PORTFOLIO.

(2)  BASED ON ACTUAL PRO RATA OWNERSHIP OF REAL ESTATE ASSETS.

[DEVELOPERS DIVERSIFIED REALTY LOGO]

                                                            Run Date: 07/14/2003
                                                            Time: 12:29:09PM
                                                            Page 1 of 21

                                  Property List *

                                                                                                                       DDR
                                                                        ZIP     TYPE OF       YEAR         YEAR      OWNERSHIP
           CENTER/PROPERTY                    LOCATION                  CODE    PROPERTY    DEVELOPED    ACQUIRED     INTEREST
----------------------------------------------------------------------------------------------------------------------------------
Alabama

1      BIRMINGHAM, AL (BROOK)       BROOK HIGHLAND PLAZA               35242      SC          1994         1994       100.00%
                                    5291 HWY 280 SOUTH

2      BIRMINGHAM, AL (EASTWOOD)    EASTWOOD FESTIVAL CENTER           35210      SC          1989         1995       100.00%
                                    7001 CRESTWOOD BLVD

3      BIRMINGHAM, AL (RIVERCHASE)  RIVERCHASE PROMENADE               35244      SC          1989         2002       100.00%
                                    MONTGOMERY HIGHWAY

4      DECATUR, AL                  SOUTHLAND PLAZA                    35601      SC          1996         2003       100.00%
                                    2019 US HWY. 31 SOUTH

5      GADSDEN, AL                  EAST SIDE PLAZA                    35903      SC          1979         2003       100.00%
                                    3010-3036 E. MEIGHAN BOULEVARD

6      OPELIKA, AL                  PEPPERELL CORNERS                  36801      SC          1995         2003       100.00%
                                    2300-2600 PEPPERELL PARKWAY OP

7      SCOTTSBORO, AL               SCOTTSBORO MARKETPLACE             35766      SC          1999         2003       100.00%
                                    24833 JOHN P REID PARKWAY

Arizona

8      AHWATUKEE, AZ                FOOTHILLS TOWNE CTR (II)           85044      SC          1996         1997        50.00%
                                    4711 EAST RAY ROAD

9      PHOENIX, AZ                  PARADISE VILLAGE GATEWAY           85028      SC          1997         2003        67.00%
                                    TATUM & SHEA BLVDS.

10     PHOENIX, AZ (DEER VALLEY)    DEER VALLEY TOWNE CENTER           85027      SC          1996         1999        50.00%
                                    2805 WEST AGUA FRIA FREEWAY

11     PHOENIX, AZ (PEORIA)         ARROWHEAD CROSSING                 85382      SC          1995         1996        50.00%
                                    7553 WEST BELL ROAD

Arkansas

12     FAYETTEVILLE, AR             SPRING CREEK CENTRE                72703      SC          1997         1997       100.00%
                                    464 E. JOYCE BOULEVARD

                                     OWNED
                                     GROSS        TOTAL
                                   LEASABLE     ANNUALIZED      AVERAGE     PERCENT
           CENTER/PROPERTY           AREA       BASE RENT      BASE RENT    OCCUPIED           ANCHOR TENANTS(LEASE EXPIRATION)
------------------------------------------------------------------------------------------------------------------------------------
Alabama

1      BIRMINGHAM, AL (BROOK)       421,893     $3,783,911     $    9.12        98.4%   WINN DIXIE STORES #417(2014),
                                                                                        RHODES#3029/MARKS FITZGERALD(2004),
                                                                                        GOODY'S #165(2004), REGAL CINEMAS,
                                                                                        INC.(2014), STEIN MART#67(2011),
                                                                                        OFFICEMAX #588(2011), MICHAEL'S #9986(2009),
                                                                                        BOOKS-A-MILLION-4(2005), ROSS STORES,
                                                                                        INC.(2014), LOWES HOME CENTERS(NOT OWNED)

2      BIRMINGHAM, AL (EASTWOOD)    301,074     $1,774,704     $    7.93        74.3%   OFFICE DEPOT #43(2004), BURLINGTON COAT
                                                                                        FACTORY #297(2008), REGAL CINEMAS,
                                                                                        INC.(2006), HOME DEPOT(NOT OWNED),
                                                                                        WESTERN SUPERMARKETS(NOT OWNED)

3      BIRMINGHAM, AL (RIVERCHASE)   98,016     $1,217,649     $   14.66        84.7%   MARSHALL'S #411(2006), GOODY'S(NOT OWNED),
                                                                                        TOY'S R US(NOT OWNED), KID'S R US(NOT
                                                                                        OWNED)

4      DECATUR, AL                  122,956     $  685,666     $    6.26        89.1%   Food World #233(2021)

5      GADSDEN, AL                   85,340     $  214,323     $    2.59        97.0%   Public Wholesale(2050), FOOD WORLD(NOT
                                                                                        OWNED)

6      OPELIKA, AL                  306,224     $1,744,419     $    5.95        95.7%   Lowe's (Dark) #0398(2012), Winn-Dixie
                                                                                        #409(2013), Wal-Mart (Dark) #355(2013),
                                                                                        Goody's 20921 - #121(2010)

7      SCOTTSBORO, AL                40,560     $  421,596     $   10.39       100.0%   Goody's #55(2011), WAL-MART(NOT OWNED)

Arizona

8      AHWATUKEE, AZ                647,904     $9,262,535     $   14.43        99.1%   JOANN, ETC. #1917(2010), BEST BUY
                                                                                        #177(2014), BASSETT FURNITURE(2010),
                                                                                        ASHLEY HOMESTORES(2011), STEIN MART
                                                                                        #106(2011), AMC THEATRE(2021), BARNES &
                                                                                        NOBLE #2781(2012), BABIES R US
                                                                                        #5670(2007), ROSS STORES, INC. #369(2007),
                                                                                        OFFICEMAX #743(2012)

9      PHOENIX, AZ                  223,243     $3,571,351     $   16.59        96.4%   BED BATH & BEYOND(2011), ROSS(2007),
                                                                                        PETSMART(2015), STAPLES #0395(2005),
                                                                                        ALBERTSONS-OSCO DRUG(NOT OWNED)

10     PHOENIX, AZ (DEER VALLEY)    197,009     $2,792,063     $   14.17       100.0%   ROSS STORES #412(2009), OFFICEMAX
                                                                                        #739(2013), PETSMART #1333(2014), MICHAELS
                                                                                        #9922(2009), TARGET(NOT OWNED), AMC
                                                                                        THEATRES(NOT OWNED)

11     PHOENIX, AZ (PEORIA)         346,430     $4,051,796     $   11.98        97.6%   STAPLES #289(2009), COMP USA#318(2013),
                                                                                        MAC FRUGAL'S #333 -1(2010), BARNES & NOBLE
                                                                                        #2746-1(2011), T.J. MAXX #162 -1(2005),
                                                                                        CIRCUIT CITY - #3362-1(2016), OSHMAN'S
                                                                                        SPORTING GOODS, #690(2017), BASSETT
                                                                                        FURNITURE(2009), LINENS 'N THINGS
                                                                                        #427-1(2011), FRY'S(NOT OWNED)
Arkansas

12     FAYETTEVILLE, AR             262,827     $2,845,085     $   10.88        99.5%   T.J. MAXX #159(2005), BEST BUY(2017),
                                                                                        GOODY'S #231(2013), OLD NAVY #6169(2005),
                                                                                        BED, BATH & BEYOND #278(2009), WAL-MART
                                                                                        SUPER CENTER(NOT OWNED), HOME
                                                                                        DEPOT(NOT OWNED)

* 1. Property Developed by the Company  * SC - Shopping Center

* 2. Original IPO Property              * MM - Mini-Mall

                                        * BC - Business Center

                                        * LC - Lifestyle Center

* Does Not Include Service Merchandise Interests

                                                            Property Listing 7.1

[DEVELOPERS DIVERSIFIED REALTY LOGO]

                                                            Run Date: 07/14/2003
                                                            Time: 12:29:09PM
                                                            Page 2 of 21

                                  Property List *

                                                                                                                       DDR
                                                                        ZIP     TYPE OF       YEAR         YEAR      OWNERSHIP
           CENTER/PROPERTY                    LOCATION                  CODE    PROPERTY    DEVELOPED    ACQUIRED     INTEREST
------------------------------------------------------------------------------------------------------------------------------
13     FAYETTEVILLE, AR (STEELE)    STEELE CROSSING                    72703       SC         2001         2003       100.00%
                                    3533-3595 N. SHILOH DR

14     N. LITTLE ROCK, AR           MCCAIN PLAZA                       72117       SC         1991         1994       100.00%
                                    4124 EAST MCCAIN BOULEVARD

15     RUSSELLVILLE, AR             VALLEY PARK CENTRE                 72801       SC         1992         1994       100.00%
                                    3093 EAST MAIN STREET

California

16     CAMERON PARK, CA             CAMERON PARK                       95682       SC         1999         2001        20.00%
                                    4082-4092 CAMERON PARK DRIVE

17     CITY OF INDUSTRY, CA         PLAZA AT PUENTE HILLS              91748       SC         1987         2001        20.00%
                                    17647-18271 GALE AVENUE

18     FULLERTON, CA                LA MANCHA                          92632       SC         1973         2001        20.00%
                                    NORTH HARBOR BLVD.

19     LANCASTER, CA                VALLEY CENTRAL - DISCOUNT          93536       SC         1990         2001        20.00%
                                    44707-44765 VALLEY CENTRAL WAY

20     LONG BEACH, CA               CITY PLACE                         90802       SC         2002           1 *       24.75%
                                    451 LONG BEACH BLVD.

21     MISSION VIEJO, CA            OLYMPIAD PLAZA                     92691       SC         1989         2001        20.00%
                                    23002-23072 ALICIA PARKWAY

22     OCEANSIDE, CA.               OCEAN PLACE CINEMAS                92054       SC         2000           1 *      100.00%
                                    401-409 MISSION AVENUE

23     PASADENA, CA                 PASEO COLORADO                     91101       LC         2001         2003        25.00%
                                    EAST COLORADO BOULEVARD

24     PLEASANT HILL, CA.           DOWNTOWN PLEASANT HILL             94523       SC         1999         2001        20.00%
                                    TRELAHY AND CRESCENT ROADS

25     RICHMOND, CA (HILLTOP)       HILLTOP PLAZA                      94806       SC         1997         2002        20.00%
                                    3401 BLUME DRIVE

26     RICHMOND, CA                 RICHMOND CITY CENTER               94801       SC         1993         2001        20.00%
                                    MACDONALD AVENUE

                                      OWNED
                                      GROSS       TOTAL
                                    LEASABLE    ANNUALIZED      AVERAGE     PERCENT
           CENTER/PROPERTY            AREA      BASE RENT      BASE RENT    OCCUPIED           ANCHOR TENANTS(LEASE EXPIRATION)
------------------------------------------------------------------------------------------------------------------------------------
13     FAYETTEVILLE, AR (STEELE)      37,849   $   493,206      $ 13.03      100.0%     KOHL'S(NOT OWNED), TARGET(NOT OWNED)

14     N. LITTLE ROCK, AR            233,378   $ 1,266,963      $  5.94       91.4%     BED BATH & BEYOND #517(2013), T.J. MAXX
                                                                                        #721(2007), CINEMARK THEATRE-TANDY
                                                                                        10(2011), BURLINGTON COAT FACTORY
                                                                                        WHSE(2014)

15     RUSSELLVILLE, AR              272,245   $ 1,672,635      $  6.38       96.3%     WAL-MART STORES #58(2011), STAGE
                                                                                        #301(2005), J.C. PENNEY #351(2012)

California

16     CAMERON PARK, CA              103,414   $ 1,446,625      $ 14.96       93.5%     SAFEWAY #1618(2020)

17     CITY OF INDUSTRY, CA          518,938   $ 6,180,261      $ 13.84       86.0%     MILLER'S OUTPOST/HUB DIST#334(2008),
                                                                                        OFFICE DEPOT, INC.(2012), IKEA(2007),
                                                                                        CIRCUIT CITY #3301(2009)

18     FULLERTON, CA                 109,358   $   978,921      $  9.51       94.1%     RALPHS GROCERY STORE(2020), BALLARD
                                                                                        WIMER BROCKETT&EDWARDS(2004)

19     LANCASTER, CA                 336,403   $ 3,701,013      $ 11.11       99.0%     WAL-MART #1563(2010), MOVIES 12/
                                                                                        CINEMARK(2017), WAL-MART
                                                                                        #1563(STORAGE)(2000), MICHAEL'S
                                                                                        #3541(2004), MARSHALLS #375(2007),
                                                                                        CIRCUIT CITY #411(2011), STAPLES
                                                                                        #88(2008), COSTCO(NOT OWNED)

20     LONG BEACH, CA                230,668   $ 2,898,247      $ 12.56      100.0%     NORDSTROM, INC.(2012), ROSS STORES,
                                                                                        INC(2013), WAL-MART #2949(2022),
                                                                                        ALBERTSON'S(NOT OWNED)

21     MISSION VIEJO, CA              45,600   $ 1,266,301      $ 28.23       98.4%

22     OCEANSIDE, CA.                 80,450   $ 1,037,611      $ 15.39       83.8%     REGAL CINEMAS(2014)

23     PASADENA, CA                  556,163   $11,747,689      $ 22.27       94.9%     GELSON'S MARKET(2021), EQUINOX(2017),
                                                                                        MACY'S(2010), PACIFIC THEATRES EXHIB.
                                                                                        CORP(2016), DSW SHOE WAREHOUSE(2011)

24     PLEASANT HILL, CA.            348,419   $ 6,064,516      $ 19.01       91.6%     ALBERTSON'S(2020), MICHAEL'S #2109(2010),
                                                                                        BORDERS BOOK & MUSIC(2015), CENTURY
                                                                                        THEATRES, INC(2016), BED,BATH &
                                                                                        BEYOND(2010), ROSS STORES, INC(2010)

25     RICHMOND, CA (HILLTOP)        245,774   $ 3,671,080      $ 14.94      100.0%     OFFICEMAX #558(2011), PETSMART #062(2012),
                                                                                        ROSS DRESS FOR LESS(2008), BARNES &
                                                                                        NOBLE BOOKSELLERS(2011), CIRCUIT
                                                                                        CITY#3374(2017), CENTURY THEATRE(2016)

26     RICHMOND, CA                   76,692   $ 1,125,955      $ 14.68      100.0%     WALGREENS#2506(2033), FOOD 4
                                                                                        LESS/FOODSCO(2013)

* 1. Property Developed by the Company      * SC - Shopping Center

* 2. Original IPO Property                  * MM - Mini-Mall

                                            * BC - Business Center

                                            * LC - Lifestyle Center

* Does Not Include Service Merchandise Interests

                                                            Property Listing 7.1

[DEVELOPERS DIVERSIFIED REALTY LOGO]

                                                            Run Date: 07/14/2003
                                                            Time: 12:29:09PM
                                                            Page 3 of 21

                                  Property List *

                                                                                                                       DDR
                                                                        ZIP     TYPE OF       YEAR         YEAR      OWNERSHIP
           CENTER/PROPERTY                    LOCATION                  CODE    PROPERTY    DEVELOPED    ACQUIRED     INTEREST
------------------------------------------------------------------------------------------------------------------------------
27     SAN FRANCISCO, CA            VAN NESS PLAZA 215                 94109       SC         1998         2002       100.00%
       (RETAIL)                     1000 VAN NESS AVENUE

28     SAN YSIDRO, CA               SAN YSIDRO VILLAGE                 92173       SC         1988         2001        20.00%
                                    CAMINO DE LA PLAZA

Colorado

29     ALAMOSA, CO                  ALAMOSA PLAZA                      81101       SC         1986           2 *      100.00%
                                    145 CRAFT DRIVE

30     AURORA, CO                   PIONEER HILLS                      80012       SC         2002         2003       100.00%
                                    5400-5820 SOUTH PARKER

31     DENVER, CO                   TAMARAC SQUARE                     80231       SC         1976         2001       100.00%
                                    7777 E. HAMPDEN

32     DENVER, CO                   CENTENNIAL PROMENADE               80223       SC         1997         1997       100.00%
       (CENTENNIAL)                 9555 E. COUNTY LINE ROAD

33     DENVER, CO                   UNIVERSITY HILLS                   80222       SC         1997         2003       100.00%
       (UNIVERSITY)                 2730 SOUTH COLORADO BOULEVARD

34     LITTLETON, CO (DEV)          ASPEN GROVE                        80120       LC         2002           1 *       50.00%
                                    7301 SOUTH SANTAFE

35     PARKER, CO                   PARKER PAVILIONS                   80134       SC         2001         2003       100.00%
                                    11153-11183 SOUTH PARKER ROAD

36     TRINIDAD, CO                 TRINIDAD PLAZA                     81082       SC         1986           2 *      100.00%
                                    HWY 239 @ 125 FRONTAGE ROAD

Connecticut

37     PLAINVILLE, CT               CONNECTICUT COMMONS                06062       SC         1999           1 *      100.00%
                                    I-84 & RTE 9

38     WATERBURY, CT                KMART PLAZA                        06705       SC         1973           2 *      100.00%
                                    899 WOLCOTT STREET

Florida

39     BAYONET POINT, FL            POINT PLAZA                        34667       SC         1985           2 *      100.00%
                                    US 19 & SR 52

                                     OWNED
                                     GROSS         TOTAL
                                    LEASABLE     ANNUALIZED      AVERAGE     PERCENT
        CENTER/PROPERTY              AREA        BASE RENT     BASE RENT    OCCUPIED           ANCHOR TENANTS(LEASE EXPIRATION)
------------------------------------------------------------------------------------------------------------------------------------
27     SAN FRANCISCO, CA             123,755    $4,396,703      $35.53       100.0%     AMC VAN NESS 14 THEATRES(2018),
       (RETAIL)                                                                         CRUNCH FITNESS INT'L, INC.(2008)

28     SAN YSIDRO, CA                104,759    $  779,111      $13.49        55.2%     K-MART(NOT OWNED)

Colorado

29     ALAMOSA, CO                    19,875    $  132,932      $ 8.33        80.3%     CITY MARKET, INC.(NOT OWNED), BIG
                                                                                        "R"(NOT OWNED)

30     AURORA, CO                    112,158    $1,764,610      $15.73       100.0%     BED BATH & BEYOND(2012), OFFICE DEPOT
                                                                                        #2184(2017)

31     DENVER, CO                    174,780    $1,682,715      $12.35        78.0%     MADSTONE THEATRES(2007), The Gap,
                                                                                        Inc.(2003)

32     DENVER, CO                    408,515    $6,252,564      $15.65        97.8%     GOLFSMITH GOLF CENTER(2007),
       (CENTENNIAL)
                                                                                        SOUNDTRACK(2017), ROSS DRESS FOR LESS
                                                                                        #388(2008), OFFICEMAX #686(2012),
                                                                                        MICHAEL'S #9710(2007), TOYS R
                                                                                        US#9540(2011), BORDERS #163(2017),
                                                                                        LOEHMANN'S R.E. HOLDINGS, INC.(2012),
                                                                                        AMERICAN FURNITURE WARHOUSE(NOT OWNED),
                                                                                        RECREATIONAL EQUIPMENT(NOT OWNED)

33     DENVER, CO                    244,383    $3,984,492      $16.30       100.0%     Linens N Things(2013), Pier One
       (UNIVERSITY)                                                                     Imports(2014),
                                                                                        Officemax #416(2012), King
                                                                                        Soopers(2017)

34     LITTLETON, CO (DEV)           229,830    $6,261,340      $27.24       100.0%

35     PARKER, CO                     75,956    $1,254,360      $16.51       100.0%     Office Depot #2165(2016), Ihop(2022),
                                                                                        HOME  DEPOT(NOT OWNED), WAL-MART(NOT OWNED)

36     TRINIDAD, CO                   63,836    $  135,344      $ 5.24        40.4%     BIG "R"(NOT OWNED)

Connecticut

37     PLAINVILLE, CT                465,453    $4,199,112      $11.40        79.2%     LOWE'S OF PLAINVILLE #650(2019),
                                                                                        KOHL'S #461(2022), A.C. MOORE(2014),
                                                                                        OLD NAVY #6187(2011), LEVITZ
                                                                                        FURNITURE(2015), LINENS 'N THINGS(2017),
                                                                                        LOEW'S THEATRE(NOT OWNED)

38     WATERBURY, CT                 124,310    $  417,500      $ 3.36       100.0%     K MART #3152(2003), JO-ANN STORES
                                                                                        #0254(2010)

Florida

39     BAYONET POINT, FL             193,948    $1,132,366      $ 5.84       100.0%     PUBLIX SUPER MARKETS #295(2005), BEALL'S
                                                                                        #11(2002), T.J. MAXX #794(2010)

* 1. Property Developed by the Company      * SC - Shopping Center

* 2. Original IPO Property                  * MM - Mini-Mall

                                            * BC - Business Center

                                            * LC - Lifestyle Center

* Does Not Include Service Merchandise Interests

                                                            Property Listing 7.1

[DEVELOPERS DIVERSIFIED REALTY LOGO]

                                                            Run Date: 07/14/2003
                                                            Time: 12:29:09PM
                                                            Page 4 of 21

                                  Property List *

                                                                                                                       DDR
                                                                        ZIP     TYPE OF       YEAR         YEAR      OWNERSHIP
         CENTER/PROPERTY                      LOCATION                  CODE    PROPERTY    DEVELOPED    ACQUIRED     INTEREST
------------------------------------------------------------------------------------------------------------------------------
40     BRANDON, FL                  KMART SHOPPING CENTER              33511       SC          1972          2 *      100.00%
                                    1602 BRANDON BL

41     BRANDON, FL (PLAZA)          LAKE BRANDON PLAZA                 33511       SC          1999       2003        100.00%
                                    CAUSEWAY BOULEVARD

42     BRANDON, FL (VILLAGE)        LAKE BRANDON VILLAGE               33511       SC          1997       2003        100.00%
                                    CAUSEWAY BOULEVARD

43     CRYSTAL RIVER, FL            CRYSTAL RIVER PLAZA                33523       SC          1986          2 *      100.00%
                                    420 SUN COAST HWY

44     DAYTONA BEACH, FL            VOLUSIA                            32114       SC          1984       2001        100.00%
                                    1808 W. INTERNATIONAL
                                    SPEEDWAY

45     FERN PARK, FL                FERN PARK SHOPPING CENTER          32720       SC          1970          2 *      100.00%
                                    6735 US #17-92 SOUTH

46     GULF BREEZE, FL              GULF BREEZE MARKETPLACE            32561       SC          1998       2003        100.00%
                                    3749-3767 GULF BREEZE
                                    PARKWAY

47     JACKSONVILLE, FL             JACKSONVILLE REGIONAL              32218       SC          1988       1995        100.00%
                                    3000 DUNN AVENUE

48     MARIANNA, FL                 THE CROSSROADS                     32446       SC          1990          2 *      100.00%

                                    2814-2822 HIGHWAY 71

49     MELBOURNE, FL                MELBOURNE SHOPPING CENTER          32935       SC          1978          2 *      100.00%
                                    750-850 APOLLO BOULEVARD

50     NAPLES, FL                   CARILLON PLACE                     33942       SC          1994       1995         20.00%
                                    5010 AIRPORT ROAD NORTH

51     OCALA, FL                    OCALA WEST                         32674       SC          1991       2003        100.00%
                                    2400 SW COLLEGE ROAD

52     ORMOND BEACH, FL             ORMOND TOWNE SQUARE                32174       SC          1993       1994        100.00%
                                    1458 WEST GRANADA BLVD

53     OVIEDO, FL                   OVIEDO PARK CROSSING               32765       SC          1999          1 *       20.00%
                                    RTE 417 & RED BUG LAKE ROAD

54     PALM HARBOR, FL              THE SHOPPES OF BOOT RANCH          34685       SC          1990       1995        100.00%
                                    300 EAST LAKEROAD

                                     OWNED
                                     GROSS        TOTAL
                                    LEASABLE     ANNUALIZED     AVERAGE     PERCENT
         CENTER/PROPERTY              AREA       BASE RENT     BASE RENT    OCCUPIED           ANCHOR TENANTS(LEASE EXPIRATION)
------------------------------------------------------------------------------------------------------------------------------------
40     BRANDON, FL                  161,900     $  513,665      $ 3.23        98.4%     K MART #4311(2007), KANE FURNITURE(NOT
                                                                                        OWNED)

41     BRANDON, FL (PLAZA)          148,267     $1,671,448      $11.27       100.0%     Compusa #603(2017), Jo-Ann Fabrics
                                                                                        #1959(2017), Publix(2019), BABIES R US(NOT
                                                                                        OWNED)

42     BRANDON, FL (VILLAGE)        113,548     $1,387,510      $12.22       100.0%     Linens 'N Things #496(2014), The Sports
                                                                                        Authority #213(2018), LOWE'S(NOT OWNED)

43     CRYSTAL RIVER, FL            160,190     $  880,092      $ 5.54        99.2%     BEALL'S #38 -4(2012), BEALL'S OUTLET(2006),
                                                                                        SCOTTY'S #130(2008)

44     DAYTONA BEACH, FL             75,366     $  927,978      $12.31       100.0%     TJMF, Inc.(2004), Marshalls of MA,
                                                                                        Inc.(2005)

45     FERN PARK, FL                 16,000     $  123,200      $ 8.11        95.0%

46     GULF BREEZE, FL               29,827     $  446,734      $15.61        96.0%     LOWE'S(NOT OWNED), WAL-MART(NOT OWNED)

47     JACKSONVILLE, FL             219,735     $1,279,674      $6.41         90.8%     J.C. PENNEY #1033-4(2007), WINN DIXIE
                                                                                        STORES #167(2009)

48     MARIANNA, FL                  63,894     $  409,488      $ 6.98        91.9%     BEALL'S #54 -4(2005), WAL-MART(NOT
                                                                                        OWNED)

49     MELBOURNE, FL                121,913     $  152,953      $ 4.28        29.3%

50     NAPLES, FL                   267,808     $2,949,332      $11.20        98.3%     WINN DIXIE #739(2014), T.J. MAXX
                                                                                        #084(2009), CIRCUIT CITY(2015),
                                                                                        ROSS DRESS FOR LESS #305(2005), CIRCUIT
                                                                                        CITY #3205(2015), OFFICEMAX #159(2010)

51     OCALA, FL                    101,438     $  667,423      $ 7.05        93.4%     The Sports Authority(2012),
                                                                                        Winn-Dixie #2284(2004)

52     ORMOND BEACH, FL             234,045     $1,957,170      $ 8.36       100.0%     BEALL'S(2018), BEALL'S #60 -4(2004),
                                                                                        PUBLIX SUPER MARKETS #446(2013)

53     OVIEDO, FL                   186,212     $1,908,262      $10.25       100.0%     OFFICEMAX #531(2014), ROSS DRESS FOR
                                                                                        LESS(2010), MICHAEL'S #9941(2009),
                                                                                        T.J. MAXX #802(2010), LINENS 'N
                                                                                        THINGS(2011), LOWE'S(NOT OWNED)

54     PALM HARBOR, FL               52,395     $  857,488      $16.83        97.3%     ALBERTSON'S(NOT OWNED), TARGET(NOT
                                                                                        OWNED)

* 1. Property Developed by the Company      * SC - Shopping Center

* 2. Original IPO Property                  * MM - Mini-Mall

                                            * BC - Business Center

                                            * LC - Lifestyle Center

* Does Not Include Service Merchandise Interests

                                                            Property Listing 7.1

[DEVELOPERS DIVERSIFIED REALTY LOGO]

                                                            Run Date: 07/14/2003
                                                            Time:12:29:09PM
                                                            Page 5 of 21

                                 Property List *

                                                                                                                     DDR
                                                                      ZIP     TYPE OF       YEAR         YEAR      OWNERSHIP
         CENTER/PROPERTY                    LOCATION                  CODE    PROPERTY    DEVELOPED    ACQUIRED     INTEREST
-----------------------------------------------------------------------------------------------------------------------------
55   PENSACOLA, FL                PALAFOX SQUARE                     32534       SC         1988         1 *        100.00 %
                                  8934 PENSACOLA BLVD

56   PENSACOLA, FL (MARKET)       PENSACOLA MARKETPLACE              32505       SC         2000         2003       100.00 %
                                  W. FAIRFIELD DRIVE

57   SPRING HILL, FL              MARINER SQUARE                     34613       SC         1988         2 *        100.00 %
                                  13050 CORTEZ BLVD.

58   TALLAHASSEE, FL              CAPITAL WEST                       32312       SC         1994         2003       100.00 %
                                  4330 WEST TENNESSEE STREET

59   TAMPA, FL (DALE)             NORTH POINTE PLAZA                 33618       SC         1990         2 *         20.00 %
                                  15001-15233 NORTH DALE MABRY

60   TAMPA, FL (WATERS)           TOWN N' COUNTRY                    33634       SC         1990         2 *        100.00 %
                                  7021-7091 WEST WATERS AVENUE

61   TARPON SPRINGS, FL           TARPON SQUARE                      34689       SC         1974         2 *        100.00 %
                                  41232 U.S. 19, NORTH

62   WEST PASCO, FL               PASCO SQUARE                       34653       SC         1986         2 *        100.00 %
                                  7201 COUNTY ROAD 54

 Georgia

63   ATHENS, GA                   ATHENS EAST                        30605       SC         2000         2003       100.00 %
                                  4375 LEXINGTON ROAD

64   ATLANTA, GA (DULUTH)         PLEASANT HILL PLAZA                30136       SC         1990         1994       100.00 %
                                  1630 PLEASANT HILL ROAD

65   ATLANTA, GA (PERIMETER)      PERIMETER POINTE                   30136       SC         1995         1995        20.00 %
                                  1155 MT. VERNON HIGHWAY

66   CANTON, GA (RIVERPLACE)      RIVERPLACE                         30114       SC         1983         2003       100.00 %
                                  104-150 RIVERSTONE PARKWAY

67   CANTON, GA (RIVERPOINTE)     RIVER POINTE                       30114       SC         1996         2003       100.00 %
                                  1550-1558 RIVERSTONE PARKWAY

68   CARTERSVILLE, GA             FELTON'S CROSSING                  30120       SC         1984         2003       100.00 %
                                  877 JOE FRANK HARRIS
                                  PARKWAY S

                                        OWNED
                                        GROSS        TOTAL
                                       LEASABLE    ANNUALIZED      AVERAGE    PERCENT
         CENTER/PROPERTY                 AREA       BASE RENT     BASE RENT   OCCUPIED     ANCHOR TENANTS(LEASE EXPIRATION)
----------------------------------------------------------------------------------------------------------------------------------
55   PENSACOLA, FL                       17,150    $  220,962      $12.88      100.0%

56   PENSACOLA, FL (MARKET)              55,795    $        0      $ 0.00        0.0%

57   SPRING HILL, FL                    188,924    $1,459,392      $ 7.97       97.0%      BEALL'S #28(2006), ROSS DRESS FOR
                                                                                           LESS(2014), WALMART(NOT OWNED)

58   TALLAHASSEE, FL                     92,650    $  580,482      $ 6.61       94.8%      Lowe's (Dark) #076(2010), WAL-MART(NOT
                                                                                           OWNED)

59   TAMPA, FL (DALE)                   104,473    $1,180,818      $11.72       96.4%      PUBLIX SUPER MARKETS #398(2010),
                                                                                           WALMART(NOT OWNED)

60   TAMPA, FL (WATERS)                 134,366    $1,086,942      $ 8.50       95.1%      BEALL'S #56 -4(2005), KASH 'N KARRY-2
                                                                                           STOR #1745(2010), WALMART(NOT OWNED)

61   TARPON SPRINGS, FL                 198,797    $1,366,625      $ 6.87      100.0%      K MART #3257-2(2009), BIG LOTS
                                                                                           #564(2007), STAPLES #882
                                                                                           SUPERSTORE(2013)

62   WEST PASCO, FL                     135,421    $1,038,803      $ 7.87       97.5%      BEALL'S OUTLET#430(2013), PUBLIX SUPER
                                                                                           MARKETS #307(2006), PLYMOUTH BLIMPIE,
                                                                                           INC.-4(2006), WALMART(NOT OWNED)

 Georgia

63   ATHENS, GA                          24,000    $  341,496      $14.23      100.0%      WAL MART(NOT OWNED)

64   ATLANTA, GA (DULUTH)                99,025    $1,372,419      $14.44       96.0%      OFFICE DEPOT #076-2(2005),
                                                                                           WAL-MART(NOT OWNED)

65   ATLANTA, GA (PERIMETER)            343,155    $4,822,628      $14.75       95.3%      MICHAEL'S #1004(2010), STEIN MART
                                                                                           #092(2010), BABIES R US, #8892(2007),
                                                                                           THE SPORTS AUTHORITY(2012), L.A.
                                                                                           FITNESS SPORTS CLUBS(2016),
                                                                                           OFFICE DEPOT #434(2012), ST.
                                                                                           JOSEPH'S HOSPITAL/ATLANTA(2006),
                                                                                           UNITED ARTISTS THEATRE #33272(2015)

66     CANTON, GA (RIVERPLACE)          127,853    $  962,485      $ 7.80       96.6%      Staples #796(2014), Ingles(2019)

67     CANTON, GA (RIVERPOINTE)          39,000    $  557,704      $14.30      100.0%      WALMART(NOT OWNED)

68     CARTERSVILLE, GA                 112,240    $  844,180      $ 7.62       98.8%      Ross Dress For Less(2013), Ingles
                                                                                           #76(2019)

* 1. Property Developed by the Company     * SC - Shopping Center
* 2. Original IPO Property                 * MM - Mini-Mall
                                           * BC - Business Center
                                           * LC - Lifestyle Center
* Does Not Include Service Merchandise Interests

                                                            Property Listing 7.1

[DEVELOPERS DIVERSIFIED REALTY LOGO]

                                                            Run Date: 07/14/2003
                                                            Time:12:29:09PM
                                                            Page 6 of 21

                                  Property List *

                                                                                                                      DDR
                                                                      ZIP     TYPE OF       YEAR         YEAR      OWNERSHIP
         CENTER/PROPERTY                    LOCATION                  CODE    PROPERTY    DEVELOPED    ACQUIRED     INTEREST
-----------------------------------------------------------------------------------------------------------------------------
69   CHAMBLEE, GA                 CHAMBLEE PLAZA                     30341      SC          1976         2003       100.00 %
                                  PEACHTREE INDUSTRIAL
                                  BOULEVARD

70   COLUMBUS, GA                 BRADLEY PARK CROSSING              31904      SC          1999         2003       100.00 %
                                  1591 BRADLEY PARK DRIVE
                                  COLUMB

71   CUMMING, GA                  CUMMING MARKETPLACE                30041      SC          1997         2003       100.00 %
                                  MARKETPLACE BOULEVARD

72   CUMMING, GA (PINETREE)       PINETREE VILLAGE                   30040      SC          1999         2003       100.00 %
                                  2350 ATLANTA HIGHWAY

73   DOUGLASVILLE, GA             DOUGLASVILLE MARKETPLACE           30135      SC          1999         2003       100.00 %
                                  6875 DOUGLAS BOULEVARD

74   FT. OGLETHORPE, GA           FORT OGLETHORPE MARKETPLACE        30742      SC          1992         2003       100.00 %
                                  101 BATTLEFIELD PARKWAY FORT

75   GRIFFIN, GA                  ELLIS CROSSING                     30223      SC          1986         2003       100.00 %
                                  649-687 NORTH EXPRESSWAY

76   LAFAYETTE, GA                LAFAYETTE CENTER                   30728      SC          1990         2003       100.00 %
                                  1109 NORTH MAIN STREET

77   LAGRANGE, GA                 LAGRANGE - GA                      30240      SC          2001         2003       100.00 %
                                  299 COMMERCE AVENUE

78   LAWRENCEVILLE, GA            FIVE FORKS VILLAGE                 30044      SC          1990         2003       100.00 %
                                  850 DOGWOOD ROAD

79   LILBURN, GA (FIVE FORKS)     FIVE FORKS CROSSING                30047      SC          1990         2003       100.00 %
                                  3055 FIVE FORKS TRICKUM ROAD

80   LITHONIA, GA                 TURNER HILL                        30038      SC          2001         2003       100.00 %
                                  1-20 & TURNER HILL ROAD

81   LOGANVILLE, GA               MIDWAY PLAZA                       30052      SC          1995         2003       100.00 %
                                  910 ATHENS HWY

82   MADISON, GA                  BEACON HEIGHTS                     30650      SC          1989         2003       100.00 %
                                  1462-1532 EATONTON ROAD

83   MARIETTA, GA                 TOWN CENTER PRADO                  30066      SC          1995         1995        20.00 %
                                  2609 BELLS FERRY ROAD

                                        OWNED
                                        GROSS        TOTAL
                                       LEASABLE    ANNUALIZED      AVERAGE     PERCENT
         CENTER/PROPERTY                 AREA       BASE RENT     BASE RENT    OCCUPIED    ANCHOR TENANTS(LEASE EXPIRATION)
---------------------------------------------------------------------------------------------------------------------------
69   CHAMBLEE, GA                        175,969   $1,172,922       $ 9.50       70.1%     Save Rite #1845(2006)

70   COLUMBUS, GA                        119,786   $1,285,779       $10.73      100.0%     Goody's #296(2011), Petsmart
                                                                                           #0294(2015), Michael's
                                                                                           # 9929(2009), TARGET(NOT OWNED)

71   CUMMING, GA                         317,195   $3,433,781       $10.98       98.6%     Goody's #219(2012), Lowe's(2019),
                                                                                           Michael's(2010), Officemax
                                                                                           #928(2013), HOME DEPOT(NOT
                                                                                           OWNED), WAL MART(NOT OWNED)

72   CUMMING, GA (PINETREE)               27,600   $  490,289       $17.76      100.0%

73   DOUGLASVILLE, GA                    128,506   $1,370,989       $10.67      100.0%     Best Buy(2015), Babies R Us(2006),
                                                                                           LOWES(NOT OWNED)

74   FT. OGLETHORPE, GA                  176,903   $  464,330       $ 3.72       70.6%     Kmart #3083(2007)

75   GRIFFIN, GA                          64,770   $  325,096       $ 6.31       79.6%     Winn-Dixie (Dark) #1811(2006), WAL
                                                                                           MART(NOT OWNED)

76   LAFAYETTE, GA                        78,422   $  449,729       $ 8.26       69.4%     Food Lion #890(2019)

77   LAGRANGE, GA                         62,990   $   76,848       $ 1.22      100.0%     Lagrange Expo Center(2003)

78   LAWRENCEVILLE, GA                    89,064   $  933,097       $10.61       98.7%     Winn-Dixie (Save-Rite) #1990(2010)

79   LILBURN, GA (FIVE FORKS)             73,950   $  687,771       $ 9.30      100.0%     Kroger #394(2012)

80   LITHONIA, GA                        120,775   $  880,000       $ 7.29      100.0%     Best Buy #389(2018), Bed Bath &
                                                                                           Beyond(2012), Toys R Us
                                                                                           #8812(2012)

81   LOGANVILLE, GA                       91,196   $  943,022       $10.62       97.4%     Kroger #443(2016)

82   MADISON, GA                         106,100   $  482,956       $ 4.60       98.9%     Ingles (Dark) #444(2010), Wal-Mart
                                                                                           #1363(2009)

83   MARIETTA, GA                        295,468   $3,624,387       $12.36       99.3%     STEIN MART #141(2007), ROSS DRESS FOR
                                                                                           LESS(2013), PUBLIX #548(2015), CRUNCH
                                                                                           PITNESS INTERNATIONAL(2011)

* 1. Property Developed by the Company     * SC - Shopping Center
* 2. Original IPO Property                 * MM - Mini-Mall
                                           * BC - Business Center
                                           * LC - Lifestyle Center
* Does Not Include Service Merchandise Interests

                                                            Property Listing 7.1

[DEVELOPERS DIVERSIFIED REALTY LOGO]

                                                            Run Date: 07/14/2003
                                                            Time:12:29:09PM
                                                            Page 7 of 21

                                  Property List *

                                                                                                                        DDR
                                                                        ZIP     TYPE OF       YEAR         YEAR      OWNERSHIP
           CENTER/PROPERTY                    LOCATION                  CODE    PROPERTY    DEVELOPED    ACQUIRED     INTEREST
----------------------------------------------------------------------------------------------------------------------------------
84     MARIETTA, GA (GARRISON)      GARRISON RIDGE CROSSING            30064       SC         1997         2003       100.00%
                                    2650 DALLAS HIGHWAY

85     MCDONOUGH, GA                MCDONOUGH MARKETPLACE              30253       SC         1999         2003       100.00%
                                    NE CORNER I75 & HIGHWAY 20

86     NEWNAN, GA                   NEWNAN CROSSING                    30264       SC         1995         2003       100.00%
                                    955-1063 BULLSBORO DRIVE NEWNA

87     PEACHTREE CITY, GA           PEACHTREE CITY MARKETPLACE         30269       SC         1999         2003       100.00%
                                    MARKETPLACE CONNECTOR PEACHT

88     STOCKBRIDGE, GA (FREEWAY)    FREEWAY JUNCTION                   30281       SC         1988         2003       100.00%
                                    3797-3879 HIGHWAY 138 SE
                                    STOCK

89     STOCKBRIDGE, GA (PIKE)       PIKE NURSERIES-STOCKBRIDGE         30281       SC         1997         2003       100.00%
                                    599 HIGHWAY 138W

90     STONE MOUNTAIN, GA (RIVER)   RIVERCLIFF VILLAGE                 30047       SC         1999         2003       100.00%
                                    STONE MOUNTAIN HIGHWAY STONE M

91     SUWANEE, GA (JOHNS)          JOHNS CREEK TOWNE CENTER           30024       SC         2001         2003       100.00%
                                    3630 PEACHTREE PARKWAY SUWANE

92     SUWANEE, GA (NOBLE)          THE VILLAGE AT NOBLE FARMS         30024       SC         1997         2003       100.00%
                                    1145 PEACHTREE INDUSTRIAL BOUL

93     TUCKER, GA                   COFER CROSSING                     30084       SC         1998         2003       100.00%
                                    4349-4375 LAWRENCEVILLE HWY

94     UNION CITY, GA               SHANNON SQUARE                     30291       SC         1986         2003       100.00%
                                    4720 JONESBORO ROAD

95     WARNER ROBBINS, GA           WARNER ROBINS PLACE                31093       SC         1997         2003       100.00%
                                    2724 WATSON BOULEVARD

96     WOODSTOCK, GA                WOODSTOCK PLACE                    30188       SC         1995         2003       100.00%
                                    10029 HIGHWAY 928

Idaho

97     IDAHO FALLS, ID              COUNTRY CLUB MALL                  83401       SC         1976         1998       100.00%
                                    1515 NORTHGATE MILE

                                     OWNED         TOTAL
                                     GROSS      ANNUALIZED      AVERAGE     PERCENT
           CENTER/PROPERTY          LEASABLE    BASE RENT      BASE RENT    OCCUPIED           ANCHOR TENANTS(LEASE EXPIRATION)
------------------------------------------------------------------------------------------------------------------------------------
84     MARIETTA, GA (GARRISON)        18,200    $  308,917     $   16.97     100.0%     LOWES(NOT OWNED)

85     MCDONOUGH, GA                   4,670    $  133,000     $   28.48     100.0%

86     NEWNAN, GA                    156,497    $1,264,408     $    8.08     100.0%     Lowe's #0033(2015), BELK(NOT OWNED), WAL
                                                                                        MART(NOT OWNED)

87     PEACHTREE CITY, GA             50,367    $  635,685     $   12.98      97.2%     Staples(2015)

88     STOCKBRIDGE, GA (FREEWAY)     162,778    $  429,350     $    6.14      43.0%     Ingles (Dark) #1466(2009)

89     STOCKBRIDGE, GA (PIKE)         10,800    $  244,145     $   22.61     100.0%

90     STONE MOUNTAIN, GA (RIVER)      2,000    $   42,000     $   21.00     100.0%

91     SUWANEE, GA (JOHNS)           306,206    $2,772,434     $   13.94      64.9%     Kohl's #447(2022), Michael's #1587(2011),
                                                                                        Staples #1162(2016)

92     SUWANEE, GA (NOBLE)            44,793    $  812,093     $   18.71      96.9%

93     TUCKER, GA                    120,332    $  936,842     $    7.79     100.0%     Goody's #299(2014), Kroger #482(2019),
                                                                                        WALMART(NOT OWNED)

94     UNION CITY, GA                100,002    $  803,403     $    8.28      97.0%     Ingles #407(2006), WAL MART(NOT OWNED)

95     WARNER ROBBINS, GA            107,941    $1,158,477     $   10.85      98.9%     T.J. Maxx #032(2010), Staples(2016), LOWE'S
                                                                                        (NOT OWNED), WAL MART(NOT OWNED)

96     WOODSTOCK, GA                 170,940    $1,493,562     $    8.74     100.0%     Wal-Mart #575(2020)

  Idaho

97     IDAHO FALLS, ID               148,593    $  510,482     $    7.55      45.5%     OFFICE MAX #666(2011), FRED MEYER, INC.(NOT
                                                                                        OWNED)

* 1. Property Developed by the Company  * SC - Shopping Center
* 2. Original IPO Property              * MM - Mini-Mall
                                        * BC - Business Center
                                        * LC - Lifestyle Center
* Does Not Include Service Merchandise Interests

                                                            Property Listing 7.1

[DEVELOPERS DIVERSIFIED REALTY LOGO]

                                                            Run Date: 07/14/2003
                                                            Time:12:29:09PM
                                                            Page 8 of 21

                                  Property List *

                                                                                                                        DDR
                                                                        ZIP     TYPE OF       YEAR         YEAR      OWNERSHIP
           CENTER/PROPERTY                    LOCATION                  CODE    PROPERTY    DEVELOPED    ACQUIRED     INTEREST
----------------------------------------------------------------------------------------------------------------------------------
98     MERIDIAN, ID                 MERIDIAN CROSSROADS                83642      SC          1999            1*      100.00%
                                    EAGLE AND FAIRVIEW ROAD

  Illinois

99     DECATUR, IL                  DECATUR MARKETPLACE                62521      SC          1999         2003       100.00%
                                    MARYLAND STREET

100    DEER PARK, IL                DEER PARK TOWN CENTER              60074      LC          2000            1*       24.75%
                                    20503 NORTH RAND ROAD

101    HARRISBURG, IL               ARROWHEAD POINT                    62946      SC          1991         1994       100.00%
                                    701 NORTH COMMERCIAL

102    KILDEER, IL                  THE SHOPS AT KILDEER               60047      SC          2001         2001        10.00%
                                    20505 NORTH HIGHWAY 12

103    MOUNT VERNON, IL             TIMES SQUARE MALL                  62864      MM          1974            2*      100.00%
                                    42ND AND BROADWAY

104    SCHAUMBURG, IL               WOODFIELD VILLAGE GREEN            60173      SC          1993         1995        20.00%
                                    1430 EAST GOLF ROAD

  Indiana

105    BEDFORD, IN                  TOWN FAIR CENTER                   47421      SC          1993            2*      100.00%
                                    1320 JAMES AVENUE

106    CONNERSVILLE, IN             WHITEWATER TRADE CENTER            47331      SC          1991            2*      100.00%
                                    2100 PARK ROAD

107    HIGHLAND, IN                 HIGHLAND GROVE SHOPPING CENTER     46322      SC          1995         1996        20.00%
                                    HIGHWAY 41 & MAIN STREET

108    LAFAYETTE, IN                PARK EAST MARKETPLACE              47905      SC          2000         2003       100.00%
                                    4205 - 4315 COMMERCE DRIVE

  Iowa

109    CEDAR RAPIDS, IA             NORTHLAND SQUARE                   52404      SC          1984         1998       100.00%
                                    303 -367 COLLINS ROAD, NE

110    OTTUMWA, IA                  QUINCY PLACE MALL 819              52501      MM          1990            2*      100.00%
                                    1110 QUINCY AVENUE

                                     OWNED
                                     GROSS       TOTAL
                                   LEASABLE    ANNUALIZED      AVERAGE     PERCENT
         CENTER/PROPERTY             AREA      BASE RENT      BASE RENT    OCCUPIED           ANCHOR TENANTS(LEASE EXPIRATION)
------------------------------------------------------------------------------------------------------------------------------------
98     MERIDIAN, ID                  394,337    $4,308,204     $   10.93     100.0%     BED BATH & BEYOND #333(2011), OLD NAVY
                                                                                        #6046(2005), SHOPKO STORES, INC.(2020),
                                                                                        OFFICE DEPOT # 02087(2010), ROSS DRESS
                                                                                        FOR LESS # 530(2012), MARSHALLS(2012),
                                                                                        SPORTSMAN'S WAREHOUSE(2015)
  Illinois

99     DECATUR, IL                    26,375    $  270,024     $   11.86      86.4%     WAL MART(NOT OWNED)

100    DEER PARK, IL                 262,716    $6,604,507     $   26.45      95.1%     GAP # 581(2010), BARNES & NOBLE(NOT
                                                                                        OWNED)

101    HARRISBURG, IL                167,074    $  837,405     $    5.43      92.3%     WAL-MART STORES #237(2011), MAD-PRICER
                                                                                        STORE/ROUNDY'S(2011)

102    KILDEER, IL                   155,490    $2,859,463     $   18.39     100.0%     BED BATH & BEYOND(2012), CIRCUIT
                                                                                        CITY(2017), OLD NAVY #6574(2006)

103    MOUNT VERNON, IL              268,263    $  885,740     $    3.71      88.9%     SEARS #2181(2013), COUNTRY FAIR MARKET
                                                                                        FRESH(2004), J.C. PENNEY #1717(2007)

104    SCHAUMBURG, IL                451,319    $7,197,865     $   15.95     100.0%     CIRCUIT CITY #3111(2009), OFF 5TH(2011),
                                                                                        OFFICEMAX #203(2010), CONTAINER
                                                                                        STORE(2011), SPORTS AUTHORITY STORE
                                                                                        #675(2013), MARSHALLS #544(2009),
                                                                                        NORDSTROM RACK #224(2009), BORDERS
                                                                                        BOOKS#61(2009), EXPO DESIGN CENTER(2019),
                                                                                        COSTCO(NOT OWNED), KLA/SM NEWCO
                                                                                        SCHAUMBURG, LLC(NOT OWNED), PRAIRIE
                                                                                        ROCK RESTAURANT(NOT OWNED)
  Indiana

105    BEDFORD, IN                   223,431    $1,352,497     $    6.05     100.0%     K MART #7455(2008), GOODY'S #119 -4(2008),
                                                                                        J.PENNEY #1324-4(2008), BUEHLER'S BUY LOW
                                                                                        #4163(2010)

106    CONNERSVILLE, IN              141,770    $  865,436     $    6.16      99.2%     COX NEW MARKET-4(2011), WAL-MART STORE
                                                                                        #1729(2011)

107    HIGHLAND, IN                  295,193    $3,268,843     $   11.15      99.3%     MARSHALL'S#663-1(2011), KOHL'S #229-1(2016),
                                                                                        CIRCUIT CITY-1(2016), OFFICE MAX #590(2012),
                                                                                        TARGET(NOT OWNED), JEWEL(NOT OWNED),
                                                                                        BORDERS(NOT OWNED)

108    LAFAYETTE, IN                  35,100    $  448,910     $   13.32      96.0%     WAL MART(NOT OWNED)

  Iowa

109    CEDAR RAPIDS, IA              187,068    $1,760,537     $    9.41     100.0%     T.J. MAXX #119(2004), OFFICE MAX #211(2010),
                                                                                        BARNES & NOBLE #2587(2010), KOHL'S
                                                                                        #217(2021)

110    OTTUMWA, IA                   194,703    $1,317,256     $    7.28      93.0%     HERBERGER'S #326(2005), J.C. PENNEY
                                                                                        #2438(2005), OFFICEMAX #1033(2015),
                                                                                        WALMART(NOT OWNED), TARGET(NOT OWNED)

* 1. Property Developed by the Company  * SC - Shopping Center
* 2. Original IPO Property              * MM - Mini-Mall
                                        * BC - Business Center
                                        * LC - Lifestyle Center
* Does Not Include Service Merchandise Interests

                                                            Property Listing 7.1

[DEVELOPERS DIVERSIFIED REALTY LOGO]

                                                            Run Date: 07/14/2003
                                                            Time:12:29:09PM
                                                            Page 9 of 21

                                  Property List *

                                                                                                                        DDR
                                                                        ZIP     TYPE OF       YEAR         YEAR      OWNERSHIP
           CENTER/PROPERTY                    LOCATION                  CODE    PROPERTY    DEVELOPED    ACQUIRED     INTEREST
----------------------------------------------------------------------------------------------------------------------------------

  Kansas

111    LEAWOOD, KS                  TOWN CENTER PLAZA                  66209       LC         1990         1998       100.00%
                                    5100 W 119 STREET

112    MERRIAM, KS                  MERRIAM TOWN CENTER                66202       SC         1998            1*       50.00%
                                    5700 ANTIOCH ROAD

113    OLATHE, KS (DEVONSHIRE)      DEVONSHIRE VILLAGE                 66062       SC         1987         1998        23.75%
                                    127th STREET & MUR-LEN ROAD

114    OVERLAND PARK, KS (CHEROKEE  CHEROKEE NORTH SHOPPING CENTE      66212       SC         1987         1998        23.75%
                                    8800-8934 W 95th STREET

115    OVERLAND PARK, KS (POINTE)   OVERLAND POINTE MARKETPLACE        66213       SC         2001         2003       100.00%
                                    INTER 135TH & ANTIOCH RD

116    SHAWNEE, KS (QUIVIRA PARCEL) TEN QUIVIRA PARCEL                 66216       SC         1972         1998        23.75%
                                    63rd ST. & QUIVIRA ROAD

117    SHAWNEE, KS (TEN QUIVIRA)    TEN QUIVIRA SHOPPING CENTER        66216       SC         1992         1998        23.75%
                                    63rd STREET & QUIVIRA ROAD

118    WICHITA, KS (EASTGATE)       EASTGATE PLAZA                     67207       SC         1955         2002       100.00%
                                    SOUTH ROCK ROAD

  Kentucky

119    HAZARD, KY                   GRAND VUE PLAZA                    41701       SC         1978            2*      100.00%
                                    KENTUCKY HIGHWAY 80

120    LEXINGTON, KY (NORTH)        NORTH PARK MARKETPLACE             40511       SC         1998         2003       100.00%
                                    524 WEST NEW CIRCLE

121    LEXINGTON, KY (SOUTH)        SOUTH FARM MARKETPLACE             40503       SC         1998         2003       100.00%
                                    MAN-O-WAR BOULEVARD AND NICHOL

122    RICHMOND, KY                 CARRIAGE GATE                      40475       SC         1992         2003       100.00%
                                    833-847 EASTERN BY-PASS

  Maine

123    BRUNSWICK, ME                COOK'S CORNERS                     04011       SC         1965         1997       100.00%
                                    172 BATH ROAD

  Maryland

                                     OWNED
                                     GROSS         TOTAL
                                    LEASABLE    ANNUALIZED      AVERAGE     PERCENT
           CENTER/PROPERTY            AREA      BASE RENT      BASE RENT    OCCUPIED           ANCHOR TENANTS(LEASE EXPIRATION)
------------------------------------------------------------------------------------------------------------------------------------
  Kansas

111    LEAWOOD, KS                   291,646    $7,308,137     $   26.39      95.0%     BARNES & NOBLE #2668(2011)

112    MERRIAM, KS                   344,009    $3,929,025     $   11.42     100.0%     OFFICEMAX #924(2013), PETSMART #240(2019),
                                                                                        HEN HOUSE #31(2018), MARSHALLS #8716(2008),
                                                                                        DICK'S SPORTING GOODS # 119(2016),
                                                                                        CINEMARK/TINSELTOWN 20(2018), HOME
                                                                                        DEPOT #2202(NOT OWNED)

113    OLATHE, KS (DEVONSHIRE)        48,732    $  358,769     $    8.76      84.1%

114    OVERLAND PARK, KS (CHEROKEE    55,565    $  649,216     $   12.96      90.1%

115    OVERLAND PARK, KS (POINTE)      5,600    $   98,700     $   17.62     100.0%

116    SHAWNEE, KS (QUIVIRA PARCEL)   12,000    $  194,271     $   16.19     100.0%

117    SHAWNEE, KS (TEN QUIVIRA)     162,843    $  817,845     $    5.57      90.2%     PRICE CHOPPER FOODS(2005), WESTLAKE
                                                                                        HARDWARE #17(2005)

118    WICHITA, KS (EASTGATE)        205,200    $1,969,931     $   11.91      80.6%     OFFICEMAX #31(2007), T.J. MAXX #316(2006),
                                                                                        BARNES & NOBLE #2824(2012), KCBB, INC
                                                                                        BURLINGTON(NOT OWNED)

  Kentucky

119    HAZARD, KY                    111,492    $  387,305     $    4.37      79.5%     WRIGHT LUMBER(2007)

120    LEXINGTON, KY (NORTH)          48,920    $  664,999     $   14.42      94.3%     Staples(2016), WAL MART(NOT OWNED)

121    LEXINGTON, KY (SOUTH)          27,643    $  569,784     $   20.61     100.0%     LOWE'S(NOT OWNED), WAL MART(NOT OWNED)

122    RICHMOND, KY                  158,041    $  477,456     $    8.50      35.5%     Food Lion (Dark) #1203(2017), BALLARD'S(NOT
                                                                                        OWNED)

  Maine

123    BRUNSWICK, ME                 305,620    $2,397,250     $    7.94      98.8%     HOYTS CINEMAS #445-02 BRUNSWIK(2010),
                                                                                        BRUNSWICK BOOKLAND(2004), BIG LOTS(2008),
                                                                                        T.J. MAXX #114(2004), SEARS #2203(2012)

  Maryland

* 1. Property Developed by the Company  * SC - Shopping Center
* 2. Original IPO Property              * MM - Mini-Mall
                                        * BC - Business Center
                                        * LC - Lifestyle Center
* Does Not Include Service Merchandise Interests

                                                            Property Listing 7.1

[DEVELOPERS DIVERSIFIED REALTY LOGO]                        Run Date: 07/14/2003
                                                            Time:12:29:09PM
                                                            Page 10 of 21

                                 Property List*

                                                                                                                      OWNED
                                                                                                         DDR          GR0SS
                                                             ZIP        TYPE OF    YEAR       YEAR    OWNERSHIP     LEASABLE
    CENTER/PROPERTY                    LOCATION             CODE       PROPERTY  DEVELOPED  ACQUIRED   INTEREST        AREA
    ---------------                    --------             -----      --------  ---------  --------  ---------      --------
124 SALISBURY, MD               THE COMMONS                 21801      SC          1999          1*     100.00%        98,635
                                E. NORTH POINT DRIVE

125 SALISBURY, MD (DEV JV)      THE COMMONS(PHASE III)      21801      SC          2000          1*      50.00%        27,500
                                NORTH POINTE DRIVE

  Massachusetts

126 EVERETT, MA                 GATEWAY CENTER              02149      SC          2001          1*     100.00%       222,287
                                1 MYSTIC VIEW ROAD

127 FRAMINGHAM, MA              SHOPPER'S WORLD             01701      SC          1994       1995       20.00%       768,555
                                1 WORCESTER ROAD

  Michigan

128 BAD AXE, MI                 HURON CREST PLAZA           48413      SC          1991          2*     100.00%        63,415
                                850 NORTH VAN DYKE ROAD

129 CHEBOYGAN, MI               KMART SHOPPING PLAZA        49721      SC          1988          2*     100.00%        95,094
                                1109 EAST STATE

130 DETROIT, MI                 BELAIR CENTER               48234      SC          1989       1998      100.00%       343,502
                                8400 E. EIGHT MILE ROAD

131 GAYLORD, MI                 PINE RIDGE SQUARE           49735      SC          1991          2*     100.00%       190,482
                                1401 WEST MAIN STREET

132 GRANDVILLE, MI              GRANDVILLE MARKETPLACE      49418      SC          2001       2003      100.00%       160,801
                                INTERSECT 44TH ST & CANAL
                                AVE

133 HOUGHTON, MI                COPPER COUNTRY MALL         49931      MM          1981          2*     100.00%       257,863
                                HIGHWAY M26

134 HOWELL, MI                  GRAND RIVER PLAZA           48843      SC          1991          2*     100.00%       215,047
                                3599 EAST GRAND RIVER

135 LANSING, MI                 THE MARKETPLACE AT DELTA    48917      SC          2000       2003      100.00%        93,269
                                TOWN
                                8305 WEST SAGINAW HWY 196
                                RAMP

136 MT. PLEASANT, MI            INDIAN HILLS PLAZA          48858      SC          1990          2*     100.00%       248,963
                                4208 E BLUE GRASS ROAD

                                    TOTAL
                                 ANNUALIZED     AVERAGE    PERCENT
   CENTER/PROPERTY                BASE RENT    BASE RENT   OCCUPIED   ANCHOR TENANTS(LEASE EXPIRATION)
   ---------------               -----------   ---------   --------   --------------------------------
124 SALISBURY, MD                $ 1,236,428    $12.54      100.0%    OFFICEMAX #798(2013), MICHAEL'S
                                                                      #9914(2009),
                                                                      TARGET(NOT OWNED), HOME DEPOT(NOT
                                                                      OWNED)

125 SALISBURY, MD (DEV JV)       $   346,500    $12.60      100.0%

  Massachusetts

126 EVERETT, MA                  $ 3,453,861    $15.54      100.0%    BED BATH AND BEYOND(2011), OLD NAVY
                                                                      #6172(2011), OFFICEMAX # 600(2020),
                                                                      BABIES 'R US #6443(2013), MICHAEL'S
                                                                      #01597(2012), COSTCO(NOT OWNED),
                                                                      TARGET(NOT OWNED), HOME DEPOT(NOT
                                                                      OWNED)

127 FRAMINGHAM, MA               $13,469,958    $17.53      100.0%    TOYS R US #7505(2020), JORDON MARSH /
                                                                      FEDERATED(2020), T.J. MAXX#147(2010),
                                                                      BABIES R US(2013), DSW SHOE
                                                                      WAREHOUSE(2007), A.C. MOORE(2007),
                                                                      MARSHALLS#612(2011), BOBS(2011),
                                                                      LINENS 'N THINGS#436(2011), SPORTS
                                                                      AUTHORITY#858(2015), OFFICEMAX
                                                                      #121(2011), BEST BUY#532(2014),
                                                                      BARNES & NOBLE #2645(2011),
                                                                      KOHL'S(2005), GENERAL CINEMA
                                                                      #971(2014) Michigan

128 BAD AXE, MI                  $   537,508    $ 8.70       97.5%    GREAT A & P TEA #55492(2012),
                                                                      WAL-MART(NOT OWNED)

129 CHEBOYGAN, MI                $   429,793    $ 4.52      100.0%    CARTER'S FOOD CENTER(2004), CARTER'S
                                                                      FOOD CENTER(2004), K MART #9245(2005),
                                                                      KMART(NOT OWNED)

130 DETROIT, MI                  $ 2,198,460    $ 9.04       70.8%    PHOENIX THEATERS(2011), BALLY TOTAL
                                                                      FITNESS(2016), BIG LOTS STORES,
                                                                      INC.(2008), KIDS R US #1167(2013),
                                                                      TOYS R US, INC.(2021), TARGET(NOT
                                                                      OWNED)

131 GAYLORD, MI                  $ 1,047,154    $ 5.50      100.0%    WAL-MART STORES #1542(2010), BUY
                                                                      LOW/ROUNDY'S - 4(2011)

132 GRANDVILLE, MI               $ 1,868,021    $11.62      100.0%    Circuit City(2017), Linen 'N Things
                                                                      #682(2013), Gander Mountain(2016),
                                                                      LOWE'S(NOT OWNED)

133 HOUGHTON, MI                 $   748,914    $ 4.83       60.2%    J.C. PENNEY #20430(2005), OFFICEMAX
                                                                      #1116(2014)

134 HOWELL, MI                   $ 1,307,871    $ 6.08      100.0%    WAL-MART STORES #1754(2011), KROGER
                                                                      #633(2012)

135 LANSING, MI                  $   993,036    $10.65      100.0%    Michael's(2011), Gander Mountain(2015),
                                                                      LOWE'S(NOT OWNED), WAL MART(NOT OWNED)

136 MT. PLEASANT, MI             $ 1,391,096    $ 6.11       91.5%    WAL-MART STORES #1428(2009), BIG LOTS
                                                                      #377-4(2004), KROGER #889(2011)

* 1. Property Developed by the Company  * SC - Shopping Center
* 2. Original IPO Property              * MM - Mini-Mall
                                        * BC - Business Center
                                        * LC - Lifestyle Center
* Does Not Include Service Merchandise Interests

                                                            Property Listing 7.1

[DEVELOPERS DIVERSIFIED REALTY LOGO]                        Run Date: 07/14/2003
                                                            Time:12:29:09PM
                                                            Page 11 of 21

                                 Property List*

                                                                                                                            OWNED
                                                                                                              DDR           GROSS
                                                                ZIP          TYPE OF    YEAR       YEAR     OWNERSHIP      LEASABLE
    CENTER/PROPERTY                        LOCATION             CODE        PROPERTY  DEVELOPED  ACQUIRED   INTEREST         AREA
    ---------------                        --------            -----        --------  ---------  --------  ---------       --------
137 SAULT ST. MARIE, MI           CASCADE CROSSINGS            49783         SC         1993       1994      100.00%        270,761
                                  4516 I-75 BUSINESS SPUR

138 WALKER, MI (GRAND RAPIDS)     GREEN RIDGE SQUARE           49504         SC         1989       1995      100.00%        133,892
                                  3390-B ALPINE AVE NW

  Minnesota

139 BEMIDJI, MN                   PAUL BUNYAN MALL             56601         MM         1977          2*     100.00%        297,586
                                  1201 PAUL BUNYAN DRIVE

140 BRAINERD, MN                  WESTGATE MALL                56401         MM         1985          2*     100.00%        260,319
                                  1200 HIGHWAY 210 WEST

141 COON RAPIDS, MN               RIVERDALE VILLAGE PERIMETER  55433         SC         1999          1*      25.00%        470,900
                                  12921 RIVERDALE DRIVE

142 COON RAPIDS, MN (DEVELOPMENT  RIVERDALE VILLAGE CENTRAL    55433         SC         2003          1*     100.00%        106,342
                                  12921 RIVERDALE DRIVE

143 EAGAN, MN                     EAGAN PROMENADE              55122         SC         1997       1997       50.00%        293,007
                                  1299 PROMENADE PLACE

144 HUTCHINSON, MN                HUTCHINSON MALL              55350         MM         1981          2*     100.00%        121,001
                                  1060 SR 15

145 MINNEAPOLIS, MN (MAPLE        MAPLE GROVE CROSSING         55369         SC         1995       1996       50.00%        265,957
    GROVE)                        WEAVER LAKE ROAD & I-94

146 ST. PAUL, MN                  MIDWAY MARKETPLACE           55104         SC         1995       1997      100.00%        324,354
                                  1450 UNIVERSITY AVENUE WEST

147 WORTHINGTON, MN               NORTHLAND MALL               56187         MM         1977          2*     100.00%        185,658
                                  1635 OXFORD STREET

  Mississippi

148 GULFPORT, MS                  CROSSROADS CENTER            39503         SC         1999       2003      100.00%        464,302
                                  CROSSROADS PARWAY

149 JACKSON, MS (JUNCTION)        THE JUNCTION                 39213         SC         1996       2003      100.00%        107,780
                                  6351 I-55 NORTH3

150 JACKSON, MS (METRO)           METRO STATION                39204         SC         1997       2003      100.00%         52,617
                                  4700 ROBINSON ROAD

                                     TOTAL
                                   ANNUALIZED    AVERAGE    PERCENT
   CENTER/PROPERTY                 BASE RENT    BASE RENT   OCCUPIED  ANCHOR TENANTS(LEASE EXPIRATION)
   ---------------                -----------   ---------   --------  --------------------------------
137 SAULT ST. MARIE, MI           $1,713,289      $ 6.37     99.3%    WAL-MART STORES #1936(2012), J.C.
                                                                      PENNEY #2625(2008), OFFICE MAX
                                                                      #731(2013), GLEN'S MARKET(2013)

138 WALKER, MI (GRAND RAPIDS)     $1,450,205      $11.04     98.1%    T.J. MAXX #160(2005), OFFICE DEPOT
                                                                      #241(2005), TARGET(NOT OWNED), MEDIA
                                                                      PLAY(NOT OWNED), TOYS R US(NOT OWNED),
                                                                      CIRCUIT CITY(NOT OWNED)
  Minnesota

139 BEMIDJI, MN                   $1,399,669      $ 4.95     95.1%    K MART #9204(2007), HERBERGER'S
                                                                      #348(2005), J.C. PENNEY
                                                                      #1091-8(2008)

140 BRAINERD, MN                  $1,963,069      $ 7.59     99.3%    K MART #9525(2004), HERBERGER'S
                                                                      #23(2013), MOVIES 10/WESTGATE
                                                                      MALL/#205(2011)

141 COON RAPIDS, MN               $4,703,408      $ 9.99    100.0%    KOHL'S #408(2020), JO-ANN STORES
                                                                      #1941(2010), LINENS 'N
                                                                      THINGS(2016), OLD NAVY #
                                                                      5958(2007), SEARS, ROEBUCK AND
                                                                      CO.(2017), SPORTSMEN'S
                                                                      WAREHOUSE(2017), BEST BUY STORES,
                                                                      L.P.(2013), COSTCO(NOT OWNED)

142 COON RAPIDS, MN (DEVELOPMENT  $1,855,524      $17.45    100.0%    BORDERS(2023)

143 EAGAN, MN                     $3,466,781      $11.83    100.0%    BYERLY'S(2016), PETSMART(2018),
                                                                      BARNES & NOBLE #2820(2012),
                                                                      OFFICEMAX #604(2013), MICHAEL'S
                                                                      #9841(2008), T.J. MAXX
                                                                      #379(2007), BED BATH &
                                                                      BEYOND(2012), ETHAN ALLEN
                                                                      FURNITURE(NOT OWNED)

144 HUTCHINSON, MN                $  745,337      $ 6.92     89.0%    J.C. PENNEY #1076-9 -4(2006),

145 MINNEAPOLIS, MN (MAPLE GROVE) $2,837,043      $10,67    100.0%    KOHL'S #241(2016), BARNES & NOBLE
                                                                      -#2749(2011), GANDER MOUNTAIN
                                                                      (2011), MICHAEL'S STORES, INC.
                                                                      (2012), BED, BATH AND BEYOND(2012),
                                                                      CUB FOODS(NOT OWNED)

146 ST. PAUL, MN                  $2,628,578      $ 8.10    100.0%    WAL-MART(2022), CUB FOODS(2015),
                                                                      PETSMART #466(2011), MERVYN'S
                                                                      #312(2016), BORDERS BOOKS AND
                                                                      MUSIC(NOT OWNED), HERBERGER'S(NOT
                                                                      OWNED)

147 WORTHINGTON, MN               $  571,050      $ 5.20     59.1%    J.C. PENNEY #2271-5 -4(2007), HY VEE
                                                                      FOOD STORES-3(2011)

  Mississippi

148 GULFPORT, MS                  $4,161,667      $10.50     85.4%    ACADEMY(2015), GOODY'S FAMILY
                                                                      CLOTHING(2011), T.J. MAXX(2009),
                                                                      TINSELTOWN (INTENDED PER
                                                                      LEASE(2019), OFFICE DEPOT(2014),
                                                                      BARNES & NOBLE(2015), BELK'S(NOT
                                                                      OWNED)

149 JACKSON, MS (JUNCTION)        $1,101,718      $10.22    100.0%    Petsmart #520(2012), Office Depot
                                                                      #358(2016), HOME DEPOT(NOT
                                                                      OWNED), TARGET(NOT OWNED)

150 JACKSON, MS (METRO)           $  358,548      $ 7.95     85.7%    Office Depot #414(2012), HOME DEPOT(NOT
                                                                      OWNED)

* 1. Property Developed by the Company  * SC - Shopping Center
* 2. Original IPO Property              * MM - Mini-Mall
                                        * BC - Business Center
                                        * LC - Lifestyle Center
* Does Not Include Service Merchandise Interests

                                                            Property Listing 7.1

[DEVELOPERS DIVERSIFIED REALTY LOGO]                        Run Date: 07/14/2003
                                                            Time:12:29:09PM
                                                            Page 12 of 21

                                 Property List*

                                                                                                                             OWNED
                                                                                                                DDR          GROSS
                                                                 ZIP          TYPE OF    YEAR       YEAR     OWNERSHIP     LEASEABLE
    CENTER/PROPERTY                      LOCATION               CODE         PROPERTY  DEVELOPED  ACQUIRED    INTEREST       AREA
    ---------------                      --------               -----        --------  ---------  --------   ---------      --------
151 OXFORD, MS                    OXFORD PLACE                  38655        SC          2000       2003      100.00%        71,866
                                  2015-2035 UNIVERSITY AVENUE

152 SALTILLO, MS                  CROSS CREEK SHOPPING CENTER   38866        SC          1999       2003      100.00%        65,269
                                  1040-1184 CROSS CREEK DRIVE

153 STARKVILLE, MS                STARKVILLE CROSSING           39759        SC          1990       1994      100.00%       222,523
                                  882 HIGHWAY 12 WEST

154 TUPELO, MS                    BIG OAKS CROSSING             38801        SC          1992       1994      100.00%       348,236
                                  3850 N GLOSTER ST

  Missouri

155 ARNOLD, MO                    JEFFERSON COUNTY PLAZA        63010        SC          2002          1*      50.00%        32,967
                                  VOGEL ROAD

156 FENTON, MO                    FENTON PLAZA                  63206        SC          1970          2*     100.00%        93,548
                                  GRAVOIS & HIGHWAY 141

157 INDEPENDENCE, MO              INDEPENDENCE COMMONS          64057        SC          1995       1995      100.00%       382,955
                                  900 EAST 39TH STREET

158 KANSAS CITY, MO (BRYWOOD)     BRYWOOD CENTER                64133        SC          1972       1998       23.75%       208,234
                                  8600 E. 63rd STREET

159 KANSAS CITY, MO (WARD PARKW   WARD PARKWAY                  64114        SC          1959       2003       20.00%       275,771
                                  8600 WARD PARKWAY

160 SPRINGFIELD,MO (MORRIS)       MORRIS CORNERS                65804        SC          1989       1998      100.00%        56,033
                                  1425 EAST BATTLEFIELD

161 ST. JOHN, MO                  ST. JOHN CROSSINGS            63114        SC          2002       2003      100.00%        72,212
                                  9000-9070 ST. CHARLES ROCK
                                  ROA

162 ST. LOUIS (SUNSET), MO        PLAZA AT SUNSET HILL          63128        SC          1997       1998      100.00%       415,435
                                  10980 SUNSET PLAZA

163 ST.LOUIS, MO (KELLER PLAZA)   KELLER PLAZA                  63129        SC          1987       1998      100.00%        52,842
                                  4500 LEMAY FERRY ROAD

164 ST.LOUIS,MO (BRENTWOOD)       PROMENADE AT BRENTWOOD        63144        SC          1998       1998      100.00%       299,584
                                  1 BRENTWOOD PROMENADE COURT

                                   TOTAL
                                 ANNUALIZED     AVERAGE    PERCENT
   CENTER/PROPERTY                BASE RENT    BASE RENT   OCCUPIED   ANCHOR TENANTS(LEASE EXPIRATION)
   ---------------               -----------   ---------   --------   --------------------------------
151 OXFORD, MS                   $  284,672      $4.10      96.7 %    Kroger(2020)

152 SALTILLO, MS                 $  613,167      $9.39      100.0%   Staples 1172(2016), HOME DEPOT
                                                                     (NOT OWNED)

153 STARKVILLE, MS               $1,141,008      $5.13      100.0%   WAL-MART STORES #112(2015), J.C.
                                                                     PENNEY #2447(2010), KROGER
                                                                     #381(2012)

154 TUPELO, MS                   $1,993,253      $5.72      100.0%   SAM'S WHOLESALE CLUB#6329(2012),
                                                                     GOODY'S #39(2002), WAL-MART
                                                                     STORES #258(2012)

  Missouri

155 ARNOLD, MO                   $  379,604      $13.03      88.4%    HOME DEPOT(NOT OWNED), TARGET(NOT
                                                                      OWNED)

156 FENTON, MO                   $  769,946      $ 9.76      84.4%

157 INDEPENDENCE, MO             $4,382,267      $11.56      98.9%   KOHL'S DEPARTMENT #230(2016), BED,
                                                                     BATH BEYOND #107(2012), MARSHALLS
                                                                     #675(2012), RHODES FURNITURE,
                                                                     INC.(2016), BARNES & NOBLE
                                                                     #2732(2011), AMC THEATRE(2015)

158 KANSAS CITY, MO (BRYWOOD)    $  866,665      $ 5.11      81.4%   BIG LOTS #489(2004), PRICE
                                                                     CHOPPER(2004)

159 KANSAS CITY, MO (WARD PARKW  $3,779,453      $13.71     100.0%   AMC Theaters(2011), Stein Mart
                                                                     (2004), TJ Maxx(2013),
                                                                     Dick's(2016), 24 Hour
                                                                     Fitness(2023), TARGET(NOT OWNED),
                                                                     DILLARD'S(NOT OWNED)

160 SPRINGFIELD,MO (MORRIS)      $  414,474      $ 7.40      100.0%   TOYS R US #9512(2013)

161 ST. JOHN, MO                 $  784,662      $10.87     100.0%   Shop 'N Save(2022)

162 ST. LOUIS (SUNSET), MO       $4,812,201      $11.58     100.0%   BED BATH AND BEYOND(2012),
                                                                     MARSHALLS OF SUNSET HILLS(2012),
                                                                     HOME DEPOT #1089(2023), PETSMART
                                                                     #260(2012), BORDERS #110(2011),
                                                                     TOYS R US #9565(2013), COMP USA
                                                                     COMPUTER SUPER #1012(2013)

163 ST.LOUIS, MO (KELLER PLAZA)  $  239,970      $ 4.54     100.0%   SENSIBLE CINEMAS, INC(2006), SAM'S(NOT
                                                                     OWNED)

164 ST.LOUIS,MO (BRENTWOOD)      $3,953,786      $13.20     100.0%   TARGET #1102(2023), BED BATH & BEYOND
                                                                     #219(2009), PETSMART #255(2014),
                                                                     SPORTS AUTHORITY(2013)

* 1. Property Developed by the Company  * SC - Shopping Center
* 2. Original IPO Property              * MM - Mini-Mall
                                        * BC - Business Center
                                        * LC - Lifestyle Center
* Does Not Include Service Merchandise Interests

                                                            Property Listing 7.1

[DEVELOPERS DIVERSIFIED REALTY LOGO]                        Run Date: 07/14/2003
                                                            Time:12:29:09PM
                                                            Page 13 of 21

                                 Property List*

                                                                                                                        OWNED
                                                                                                            DDR         GROSS
                                                                ZIP       TYPE OF     YEAR       YEAR     OWNERSHIP    LEASABLE
      CENTER/PROPERTY                   LOCATION               CODE       PROPERTY  DEVELOPED  ACQUIRED    INTEREST      AREA
      ---------------                   --------               -----      --------  ---------  --------   ---------    --------
165 ST.LOUIS,MO (GRAVOIS         GRAVOIS VILLAGE               63049      SC          1983       1998      100.00%      110,992
    VILLAGE)                     4523 GRAVOIS VILLAGE PLAZA

166 ST.LOUIS,MO (HOME QUARTERS)  HOME QUARTERS                 63123      SC          1992       1998      100.00%       91,783
                                 6303 S. LINBERGH BLVD

167 ST.LOUIS,MO (OLYMPIC OAKS)   OLYMPIC OAKS VILLAGE          63121      SC          1985       1998      100.00%       92,372
                                 12109 MANCHESTER ROAD

  Nevada

168 LAS VEGAS, NV (DECATUR)      FAMILY CENTER @ LAS VEGAS     89102      SC          1973       1998      100.00%       49,555
                                 14833 WEST CHARLESTON BLVD

169 LAS VEGAS, NV (MARYLAND)     FAMILY PLACE @ LAS VEGAS      89102      SC          2003          1*     100.00%       21,140
                                 14833 WEST CHARLESTON BLVD

170 RENO, NV.                    RENO RIVERSIDE                89505      SC          2000       2000      100.00%       52,474
                                 EAST FIRST STREET AND SIERRA

  New Jersey

171 HAMILTON, NJ                 HAMILTON MARKETPLACE          08691      SC          2002       2003      100.00%      224,336
                                 NJ STATE HWY 130 & KLOCKNER
                                 RD

172 PRINCETON, NJ                NASSAU PARK SHOPPING CENTER   42071      SC          1995       1997      100.00%      211,743
                                 ROUTE 1 & QUAKER BRIDGE ROAD

173 PRINCETON, NJ (PAVILION)     NASSAU PARK PAVILION          42071      SC          1999          1*     100.00%      202,622
                                 ROUTE 1 AND QUAKER BRIDGE
                                 ROAD

  New Mexico

174 LOS ALAMOS, NM               MARI MAC VILLAGE              87533      SC          1978          2*     100.00%       97,970
                                 800 TRINITY DRIVE

  North Carolina

175 ASHEVILLE, NC                RIVER HILLS                   28805      SC          1996       2003      100.00%      190,970
                                 299 SWANNANOA RIVER ROAD

176 DURHAM, NC                   OXFORD COMMONS                27702      SC          1990          2*     100.00%      213,934
                                 3500 OXFORD ROAD

177 FAYETTEVILLE, NC             CROSS POINTE CENTRE           28314      SC          1985       2003      100.00%      164,157
                                 5075 MORGANTON ROAD

                                   TOTAL
                                 ANNUALIZED     AVERAGE    PERCENT
   CENTER/PROPERTY                BASE RENT    BASE RENT   OCCUPIED  ANCHOR TENANTS(LEASE EXPIRATION)
   ---------------               -----------   ---------   --------  --------------------------------
165 ST.LOUIS,MO (GRAVOIS         $   630,266    $ 5.84       97.2%   K MART #7543(2008)
    VILLAGE)

166 ST.LOUIS,MO (HOME QUARTERS)  $   321,240    $ 3.50      100.0%   WEEKENDS ONLY FURNITURE(2007)

167 ST.LOUIS,MO (OLYMPIC OAKS)   $ 1,419,850    $15.37      100.0%   T.J. MAXX #329(2006)

  Nevada

168 LAS VEGAS, NV (DECATUR)      $   476,795    $10.03       96.0%   ALBERTSON'S(NOT OWNED)

169 LAS VEGAS, NV (MARYLAND)     $   304,800    $14.42      100.0%

170 RENO, NV.                    $    33,748    $ 0.65       99.6%   CENTURY THEATRE, INC.(2014)

  New Jersey

171 HAMILTON, NJ                 $ 2,022,752    $ 9.02      100.0%   Kohl's(2023), Linens 'N Things(2014),
                                                                     Michael's(2013), Ross Dress For
                                                                     Less #634(2014), LOWE'S(NOT
                                                                     OWNED), WALMART(NOT OWNED)

172 PRINCETON, NJ                $ 3,748,898    $19.17       92.4%   BORDERS #131(2011), BEST BUY
                                                                     #578(2012), LINENS 'N THINGS
                                                                     #462(2011), PETSMART #577(2011),
                                                                     WAL-MART(NOT OWNED), SAM'S(NOT
                                                                     OWNED), HOME DEPOT(NOT OWNED),
                                                                     TARGET(NOT OWNED)

173 PRINCETON, NJ (PAVILION)     $ 3,099,250    $15.30      100.0%   DICK'S SPORTING GOOD #105(2015),
                                                                     MICHAEL'S(2009), KOHL'S
                                                                     #294(2019), WEGMAN'S MARKET(NOT
                                                                     OWNED)

  New Mexico

174 LOS ALAMOS, NM               $   609,099    $ 6.55       94.9%   SMITH'S FOOD & DRUG CENTERS(2007),
                                                                     FURR'S PHARMACY #887-4(2003),
                                                                     BEALL'S #0180(2009)

  North Carolina

175 ASHEVILLE, NC                $ 1,876,020    $10.12      97.1%    Goody's 20923 - #123(2007),
                                                                     Carmike Cinemas(2017), Circuit
                                                                     City(2017), Dick's Sporting
                                                                     Goods(2017), Michael's(2008),
                                                                     Officemax #577(2011)

176 DURHAM, NC                   $ 1,211,610    $ 6.34       89.3%   FOOD LION #747-3(2010), BURLINGTON
                                                                     COAT FACTORY(2007), WAL-MART(NOT
                                                                     OWNED)

177 FAYETTEVILLE, NC             $1,135,189     $ 6.92      100.0%   Dev Rlty(Ac Mre/Circcty/Stpls)(2012),
                                                                     T.J. Maxx
                                                                     #354(2006)

* 1. Property Developed by the Company  * SC - Shopping Center
* 2. Original IPO Property              * MM - Mini-Mall
                                        * BC - Business Center
                                        * LC - Lifestyle Center
* Does Not Include Service Merchandise Interests

                                                            Property Listing 7.1

[DEVELOPERS DIVERSIFIED REALTY LOGO]

                                                            Run Date: 07/14/2003
                                                            Time:12:29:09PM
                                                            Page 14 of 21

                                  Property List*

                                                                                                                       DDR
                                                                        ZIP     TYPE OF       YEAR         YEAR      OWNERSHIP
           CENTER/PROPERTY                    LOCATION                  CODE    PROPERTY    DEVELOPED    ACQUIRED     INTEREST
----------------------------------------------------------------------------------------------------------------------------------
178    HENDERSONVILLE, NC           EASTRIDGE CROSSING                 28792      SC          1995         2003       100.00%
                                    200 THOMPSON STREET

179    NEW BERN, NC                 RIVERTOWNE SQUARE                  28561      SC          1989            2*      100.00%
                                    3003 CLAREDON BLVD

180    WASHINGTON, NC               PAMLICO PLAZA                      27889      SC          1990            2*      100.00%
                                    536 PAMLICO PLAZA

181    WAYNESVILLE, NC              LAKESIDE PLAZA                     28721      SC          1990            2*      100.00%
                                    201 PARAGON PARKWAY

182    WILMINGTON, NC               UNIVERSITY CENTRE                  28403      SC          1989            2*      100.00%
                                    S. COLLEGE RD & NEW CENTRE DR.

North Dakota

183    DICKINSON, ND                PRAIRIE HILLS MALL                 58601      MM          1978            2*      100.00%
                                    1681 THIRD AVENUE

184    GRAND FORKS, ND              OFFICE MAX                         58201      SC          1978         1999        83.75%
                                    2500S COLUMBIA ROAD

Ohio

185    ASHLAND, OH                  CLAREMONT PLAZA                    44805      SC          1977            2*      100.00%
                                    US ROUTE 42

186    AURORA, OH                   BARRINGTON TOWN SQUARE             44202      SC          1996            1*      100.00%
                                    70-130 BARRINGTON TOWN
                                    SQUARE

187    BELLEFONTAINE, OH            SOUTH MAIN STREET PLAZA            43311      SC          1995         1998       100.00%
                                    2250 SOUTH MAIN STREET

188    BOARDMAN, OH                 SOUTHLAND CROSSING                 44514      SC          1997            1*      100.00%
                                    I-680 & US ROUTE 224

189    CANTON, OH (EVERHARD ROAD)   BELDEN PARK CROSSINGS              44720      SC          1995            1*      100.00%
                                    5496 DRESSLER ROAD

190    CANTON, OH (PHASE II)        BELDEN PARK CROSSINGS (II)         44720      SC          1997            1*      100.00%
                                    DRESSLER ROAD

191    CHILLICOTHE, OH              CHILLICOTHE PLACE                  45601      SC          1974            2*      100.00%
                                    867 N BRIDGE STREET

                                     OWNED
                                     GROSS         TOTAL
                                    LEASABLE    ANNUALIZED      AVERAGE     PERCENT
           CENTER/PROPERTY            AREA      BASE RENT      BASE RENT    OCCUPIED           ANCHOR TENANTS(LEASE EXPIRATION)
------------------------------------------------------------------------------------------------------------------------------------
178    HENDERSONVILLE, NC            169,592    $  600,340     $    3.71       95.4%    Ingles (Dark) #112(2009), Wal-Mart (Dark)
                                                                                        #1242(2008)

179    NEW BERN, NC                   68,130    $  593,068     $    8.70      100.0%    GOODY'S #4(2007), WAL-MART(NOT OWNED)

180    WASHINGTON, NC                 93,527    $  494,957     $    5.29      100.0%    WAL-MART STORES #1354(2009), WAL-MART
                                                                                        (NOT OWNED)

181    WAYNESVILLE, NC               181,894    $1,158,373     $    6.37      100.0%    WAL-MART STORE #1663(2011), FOOD LION
                                                                                        #957-2(2011)

182    WILMINGTON, NC                410,491    $3,287,042     $    9.43       84.9%    BARNES & NOBLE #2762(2007), LOWE'S HOME
                                                                                        CENTER #445 -4(2014), OLD NAVY #5471(2006),
                                                                                        BED BATH & BEYOND # 418(2012), ROSS DRESS
                                                                                        FOR LESS(2012), GOODY'S #175 -4(2005),
                                                                                        SAM'S(NOT OWNED)
North Dakota

183    DICKINSON, ND                 267,506    $1,178,166     $    4.58       96.1%    K MART #9564(2008), HERBERGER'S #30(2005),
                                                                                        J.C. PENNEY #1628-7(2008)

184    GRAND FORKS, ND                31,812    $  147,540     $    4.64      100.0%    OFFICE DEPOT#2082(2010)

Ohio

185    ASHLAND, OH                   110,656    $   72,773     $    2.68       24.5%    QUALITY STORES #3116(2005)

186    AURORA, OH                     64,700    $  632,086     $   12.87       75.9%    HEINEN'S(NOT OWNED)

187    BELLEFONTAINE, OH              52,399    $  432,292     $    8.25      100.0%    GOODY'S STORE # 314(2010), STAPLES #
                                                                                        1146(2010)

188    BOARDMAN, OH                  506,254    $4,088,531     $    8.18       98.7%    LOWE'S COMPANIES #188(2016), BABIES R US
                                                                                        #9254(2009), STAPLES STORE #817(2012),
                                                                                        DICKS CLOTHING & SPORTING(2012), WAL-MART
                                                                                        STORES #2211(2017), PETSMART #558(2013),
                                                                                        GIANT EAGLE, INC(2018)

189    CANTON, OH (EVERHARD ROAD)    248,315    $2,656,803     $   10.84       98.7%    DICK'S CLOTHING & SPORTING #64(2010), DSW
                                                                                        SHOE WAREHOUSE(2011), KOHL'S DEPARTMENT
                                                                                        STORE#239(2016)

190    CANTON, OH (PHASE II)         227,431    $2,147,263     $    9.79       96.4%    VALUE CITY FURNITURE #55(2011), H.H. GREGG
                                                                                        APPLIANCES(2011), JO-ANN STORES #1900(2008),
                                                                                        PETSMART #523(2013)

191    CHILLICOTHE, OH               236,009    $1,834,641     $    7.77      100.0%    LOWE'S HOME CENTERS #472-2(2015), KROGER
                                                                                        #348(2016), OFFICE MAX #617(2013)

* 1. Property Developed by the Company                * SC - Shopping Center
* 2. Original IPO Property                            * MM - Mini-Mall
* Does Not Include Service Merchandise Interests      * BC - Business Center
                                                      * LC - Lifestyle Center

                                                            Property Listing 7.1

[DEVELOPERS DIVERSIFIED REALTY LOGO]

                                                            Run Date: 07/14/2003
                                                            Time:12:29:09PM
                                                            Page 15 of 21

                                  Property List*

                                                                                                                       DDR
                                                                          ZIP     TYPE OF       YEAR         YEAR      OWNERSHIP
           CENTER/PROPERTY                      LOCATION                  CODE    PROPERTY    DEVELOPED    ACQUIRED     INTEREST
------------------------------------------------------------------------------------------------------------------------------------
192    CINCINNATI, OH                 GLENWAY CROSSING                   45238      SC          1990            2*      100.00%
                                      5100 GLENCROSSING WAY

193    CLEVELAND, OH (WEST 65th)      KMART PLAZA - WEST 65TH            44102      SC          1977            2*      100.00%
                                      3250 WEST 65TH STREET

194    COLUMBUS, OH (DUBLIN VILLAGE)  DUBLIN VILLAGE CENTER              43017      SC          1987         1998        80.01%
                                      6561-6815 DUBLIN CENTER DRIVE

195    COLUMBUS, OH (EASTON MARKET)   EASTON MARKET                      43230      SC          1998         1998       100.00%
                                      3740 EASTON MARKET

196    COLUMBUS, OH (LENNOX TOWN)     LENNOX TOWN CENTER                 43212      SC          1997         1998        50.00%
                                      1647 OLENTANGY RIVER ROAD

197    COLUMBUS, OH (SUN CENTER)      SUN CENTER                         43017      SC          1995         1998        79.45%
                                      3622-3860 DUBLIN GRANVILLE RD

198    DUBLIN, OH (PERIMETER CENTER)  PERIMETER CENTER                   43017      SC          1996         1998       100.00%
                                      6644-6804 PERIMETER LOOP ROAD

199    EASTLAKE, OH                   KMART PLAZA                        44094      SC          1971            2*      100.00%
                                      33752 VINE STREET

200    ELYRIA, OH                     ELYRIA SHOPPING CENTER             44035      SC          1977            2*      100.00%
                                      825 CLEVELAND

201    GALLIPOLIS, OH                 GALLIPOLIS MARKETPLACE             45631      SC          1998         2003       100.00%
                                      2145 EASTERN AVENUE

202    GROVE CITY, OH (DERBY SQUARED  DERBY SQUARE SHOPPING CENTER       43123      SC          1992         1998        20.00%
                                      2161-2263 STRINGTOWN ROAD

203    HAMILTON, OH                   H.H. GREG                          43450      SC          1986         1998       100.00%
                                      1371 MAIN STREET

204    HILLSBORO, OH                  HILLSBORO SHOPPING CENTER          45133      SC          1979            2*      100.00%
                                      1100 NORTH HIGH STREET

205    HUBER HTS., OH                 NORTH HEIGHTS PLAZA                45424      SC          1990            2*      100.00%
                                      8280 OLD TROY PIKE

                                       OWNED
                                       GROSS         TOTAL
                                      LEASABLE    ANNUALIZED      AVERAGE     PERCENT
           CENTER/PROPERTY              AREA      BASE RENT      BASE RENT    OCCUPIED           ANCHOR TENANTS(LEASE EXPIRATION)
------------------------------------------------------------------------------------------------------------------------------------
192    CINCINNATI, OH                  235,433    $1,937,815     $   10.77      76.4%     WINN DIXIE STORES #1771 -4(2010),
                                                                                          MICHAEL'S(2006)

193    CLEVELAND, OH (WEST 65th)        49,420    $  266,556     $    5.53      97.6%     GREAT A & P TEA #23001-4(2007), KMART(NOT
                                                                                          OWNED)

194    COLUMBUS, OH (DUBLIN VILLAGE)   326,912    $1,805,607     $   11.81      46.8%     AMC THEATRE(2007), B.J.'S WHOLESALE
                                                                                          CLUB(NOT OWNED)

195    COLUMBUS, OH (EASTON MARKET)    509,611    $6,084,314     $   11.94     100.0%     COMPUSA, INC #533(2013), STAPLES, INC.
                                                                                          #603(2013), PETSMART, INC. #550(2015),
                                                                                          GOLFSMITH GOLF CENTER(2013), MICHAEL'S
                                                                                          #9876(2013), GALYAN'S(2013), DSW SHOE
                                                                                          WAREHOUSE(2012), KITTLE'S HOME
                                                                                          FURNISHINGS(2012), BED BATH & BEYOND,
                                                                                          INC.(2014), T.J. MAXX#447(2008)

196    COLUMBUS, OH (LENNOX TOWN)      352,913    $3,344,654     $    9.48     100.0%     TARGET#1058(2016), BARNES &
                                                                                          NOBLE#2860(2007), STAPLES #451(2011), AMC
                                                                                          THEATRES LENNOX 24(2021)

197    COLUMBUS, OH (SUN CENTER)       305,428    $3,353,121     $   11.16      98.4%     BABIES R US #9242(2011), MICHAEL'S(2013),
                                                                                          RHODES FURNITURE(2012), STEIN MART
                                                                                          #130(2007), BIG BEAR(2016), STAPLES
                                                                                           #403(2010)

198    DUBLIN, OH (PERIMETER CENTER)   137,556    $1,544,909     $   11.48      97.8%     BIG BEAR(2016)

199    EASTLAKE, OH                      4,000    $        0     $    0.00       0.0%     KMART(NOT OWNED)

200    ELYRIA, OH                      150,200    $  521,970     $    7.44      46.7%     FIRST NAT'L SUPERMARKET #811(2010)

201    GALLIPOLIS, OH                   25,950    $  279,404     $   12.85      83.8%     WAL MART(NOT OWNED)

202    GROVE CITY, OH (DERBY SQUARE)   128,210    $1,336,917     $   10.43     100.0%     BIG BEAR(2012)

203    HAMILTON, OH                     40,000    $  230,000     $    5.75      100.0%    ROUNDY'S(2006)

204    HILLSBORO, OH                    58,564    $  193,611     $    6.54      50.6%     BOB & CARL'S(NOT OWNED)

205    HUBER HTS., OH                  163,741    $1,649,321     $   10.41      96.8%     CUB FOODS(2011), WAL-MART(NOT OWNED)

* 1. Property Developed by the Company                * SC - Shopping Center
* 2. Original IPO Property                            * MM - Mini-Mall
* Does Not Include Service Merchandise Interests      * BC - Business Center
                                                      * LC - Lifestyle Center

                                                            Property Listing 7.1

[DEVELOPERS DIVERSIFIED REALTY LOGO]

                                                            Run Date: 07/14/2003
                                                            Time:12:29:09PM
                                                            Page 16 of 21

                                  Property List*

                                                                                                                       DDR
                                                                        ZIP     TYPE OF       YEAR         YEAR      OWNERSHIP
           CENTER/PROPERTY                    LOCATION                  CODE    PROPERTY    DEVELOPED    ACQUIRED     INTEREST
----------------------------------------------------------------------------------------------------------------------------------
206    LEBANON, OH                  COUNTRYSIDE PLACE                  45036      SC          1990            2*      100.00%
                                    1879 DEERFIELD ROAD

207    MACEDONIA, OH                MACEDONIA COMMONS                  44056      SC          1994         1994        50.00%
                                    MACEDONIA COMMONS BLVD.

208    MACEDONIA, OH (PHASE II)     MACEDONIA COMMONS (PHASE II)       44056      SC          1999            1*      100.00%
                                    8210 MACEDONIA COMMONS

209    NILES, OH                    GREAT EAST PLAZA                   44446      SC          1980         1999        83.75%
                                    909 GREAT EAST PLAZA

210    NORTH OLMSTED, OH            GREAT NORTHERN PLAZA NORTH         44070      SC          1958         1997       100.00%
                                    25859-26437 GREAT NORTHERN

211    NORTH OLMSTED, OH (BABIES)   BABIES R' US PLAZA                 44070      SC          1978         1999        83.75%
                                    26520 LORAIN AVENUE

212    PATASKALA, OH                VILLAGE MARKET/RITE AID CENTER     43062      SC          1980         1998       100.00%
                                    78-80 OAK MEADOW DRIVE

213    PICKERINGTON, OH             SHOPPES AT TURNBERRY               43147      SC          1990         1998       100.00%
                                    1701-1797 HILL ROAD NORTH

214    SOLON, OH                    UPTOWN SOLON                       44139      SC          1998            1*      100.00%
                                    KRUSE DRIVE

215    STOW, OH                     STOW COMMUNITY SHOPPING CENTE      44224      SC          1997            1*      100.00%
                                    KENT ROAD

216    TIFFIN, OH                   TIFFIN MALL                        44883      MM          1980            2*      100.00%
                                    870 WEST MARKET STREET

217    TOLEDO, OH                   SPRINGFIELD COMMONS SHOPPING       43528      SC          1999            1*      20.00 %
                                    S. HOLLAND-SYLVANIA ROAD

218    WESTLAKE, OH                 WEST BAY PLAZA                     44145      SC          1974            2*      100.00%
                                    30100 DETROIT ROAD

219    WILMINGTON, OH               SOUTH RIDGE SHOPPING CENTER        45177      SC          1977            2*      100.00%
                                    1025 S SOUTH STREET

                                     OWNED
                                     GROSS         TOTAL
                                    LEASABLE    ANNUALIZED      AVERAGE     PERCENT
           CENTER/PROPERTY            AREA      BASE RENT      BASE RENT    OCCUPIED           ANCHOR TENANTS(LEASE EXPIRATION)
------------------------------------------------------------------------------------------------------------------------------------
206    LEBANON, OH                    17,000    $  109,684     $    8.99       71.8%    WAL-MART(NOT OWNED), ERB LUMBER(NOT
                                                                                        OWNED)

207    MACEDONIA, OH                 233,639    $2,440,923     $   10.45      100.0%    FIRST NATL. SUPERMARKETS #26(2018),
                                                                                        KOHL'S #235(2016), WAL-MART(NOT OWNED)

208    MACEDONIA, OH (PHASE II)      169,481    $1,601,734     $    9.45      100.0%    CINEMARK(2019), HOME DEPOT #3824(2020)

209    NILES, OH                      33,000    $        0     $    0.00        0.0%

210    NORTH OLMSTED, OH             624,660    $7,603,362     $   12.33       98.7%    KIDS R US #1173(2008), BED BATH & BEYOND,
                                                                                        INC.(2012), PETSMART #529(2008), HOME DEPOT
                                                                                        USA #3803(2019), K & G MEN'S COMPANY,
                                                                                        INC.(2008), JO-ANN STORES #1923(2009),
                                                                                        MARC'S(2012), COMP USA INC. #577(2007), BEST
                                                                                        BUY #279(2010), MARSHALLS #8267/TJX
                                                                                        COMPANY(2005), KRONHEIMS FURNITURE(2012),
                                                                                        TOP'S SUPERMARKET(NOT OWNED)

211    NORTH OLMSTED, OH (BABIES)     64,942    $  419,060     $    7.44       86.7%    BABIES R US #9284(2011)

212    PATASKALA, OH                  33,270    $  194,600     $    5.85      100.0%    CARDINAL (GARDNERS/LANCASTER)(2007)

213    PICKERINGTON, OH               59,495    $  631,633     $   15.02       70.7%

214    SOLON, OH                     183,288    $2,812,463     $   15.34      100.0%    MUSTARD SEED MKT & CAFE(2019), BED, BATH
                                                                                        AND BEYOND#204(2009), BORDERS #286(2018)

215    STOW, OH                      404,505    $2,839,909     $    7.20       97.5%    K MART #4264(2006), BED BATH AND BEYOND
                                                                                        #360(2011), GIANT EAGLE, INC. #4096(2017),
                                                                                        KOHL'S #331(2019), OFFICE MAX #626(2011),
                                                                                        BORDERS OUTLET #249(2003), TARGET(NOT OWNED)

216    TIFFIN, OH                    148,469    $  685,090     $    5.03       91.8%    J.C. PENNEY #324-4(2005), AARON RENTS,
                                                                                        INC.#C0399(2004)

217    TOLEDO, OH                    241,129    $2,522,008     $   10.66       98.1%    KOHL'S #324(2019), GANDER MOUNTAIN,
                                                                                        L.L.C.(2014), BED BATH & BEYOND #240(2010),
                                                                                        OLD NAVY #6429(2005), BABIES R US(NOT
                                                                                        OWNED)

218    WESTLAKE, OH                  162,330    $1,283,339     $    7.91      100.0%    MARC'S #37(2004), K MART #3234(2004)

219    WILMINGTON, OH                 55,130    $  227,225     $    4.24       97.1%    SUPER VALU STORES, INC(2003)

* 1. Property Developed by the Company              * SC - Shopping Center
* 2. Original IPO Property                          * MM - Mini-Mall
* Does Not Include Service Merchandise Interests    * BC - Business Center
                                                    * LC - Lifestyle Center

                                                            Property Listing 7.1

[DEVELOPERS DIVERSIFIED REALTY LOGO]

                                                            Run Date: 07/14/2003
                                                            Time:12:29:09PM
                                                            Page 17 of 21

                                  Property List*

                                                                                                                       DDR
                                                                        ZIP     TYPE OF       YEAR         YEAR      OWNERSHIP
           CENTER/PROPERTY                    LOCATION                  CODE    PROPERTY    DEVELOPED    ACQUIRED     INTEREST
----------------------------------------------------------------------------------------------------------------------------------
220    XENIA, OH                    WEST PARK SQUARE                   45385      SC          1994         1 *        100.00%
                                    1700 WEST PARK SQUARE

Oregon

221    PORTLAND, OR                 TANASBOURNE TOWN CENTER            97006      SC          1995         1996        50.00%
                                    NW EVERGREEN PKWY & NW RING RD

Pennsylvania

222    ALLENTOWN, PA (WEST)         WEST VALLEY MARKETPLACE            18106      SC          2001         2003       100.00%
                                    1091 MILL CREEK ROAD

223    E. NORRITON, PA              KMART PLAZA                        19401      SC          1975         2 *        100.00%
                                    2692 DEKALB PIKE

224    ERIE (PEACHSTREET), PA       PEACH STREET SQUARE                16509      SC          1995         1 *        100.00%
                                    1902 KEYSTONE DRIVE

225    ERIE, PA (MARKET)            ERIE MARKETPLACE                   16509      SC          2000         2003       100.00%
                                    6660-6750 PEACH STREET

226    MONACA, PA                   TOWNSHIP MARKETPLACE               15061      SC          1999         2003       100.00%
                                    115 WAGNER ROAD

South Carolina

227    CAMDEN, SC                   SPRINGDALE PLAZA                   29020      SC          1990         2 *        100.00%
                                    1671 SPRINGDALE DRIVE

228    CHARLESTON, SC               ASHLEY CROSSING                    29414      SC          1991         2003       100.00%
                                    2245 ASHLEY CROSSING DRIVE

229    COLUMBIA, SC (HARBISON)      HARBISON COURT                     29212      SC          1991         2002       100.00%
                                    HARBISON BLVD

230    MT. PLEASANT, SC             WANDO CROSSING                     29465      SC          1992         1995       100.00%
                                    1500 HIGHWAY 17 NORTH

231    N. CHARLESTON, SC            NORTH POINTE PLAZA                 29406      SC          1989         2 *        100.00%
                                    7400 RIVERS AVENUE

232    ORANGEBURG, SC               NORTH ROAD PLAZA                   29115      SC          1994         1995       100.00%
                                    2795 NORTH ROAD

                                     OWNED
                                     GROSS         TOTAL
                                    LEASABLE    ANNUALIZED      AVERAGE     PERCENT
           CENTER/PROPERTY            AREA      BASE RENT      BASE RENT    OCCUPIED           ANCHOR TENANTS(LEASE EXPIRATION)
------------------------------------------------------------------------------------------------------------------------------------
220    XENIA, OH                     104,873    $  702,751     $    8.01       83.7%    KROGER #829(2019), WAL-MART(NOT OWNED)

Oregon

221    PORTLAND, OR                  309,617    $5,187,388     $   16.75      100.0%    BARNES & NOBLE #2748(2011), OFFICE
                                                                                        DEPOT-#00954(2010), HAGGAN'S(2021), LINENS
                                                                                        N THINGS(2017), ROSS DRESS FOR LESS
                                                                                        #399(2008), MICHAEL'S #9887(2009),
                                                                                        NORDSTROM(NOT OWNED), TARGET(NOT
                                                                                        OWNED), MERVYN'S(NOT OWNED)
Pennsylvania

222    ALLENTOWN, PA (WEST)          241,077    $2,252,926     $    9.46       98.8%    Wal-Mart(2021)

223    E. NORRITON, PA               173,868    $  985,228     $    6.79       83.4%    K MART #3026(2005), BIG LOTS(2010)

224    ERIE (PEACHSTREET), PA        538,103    $4,565,155     $    8.56       99.2%    LOWE'S HOME CTR #226(2015), MEDIA PLAY-4
                                                                                        #8158(2011), KOHL'S-#221-4(2016), WAL-MART
                                                                                        STORES #2278(2015), CINEMARK #186(2011),
                                                                                        PETSMART #556(2015), CIRCUIT CITY
                                                                                        SUPERSTORE 3744(2020), HOME DEPOT(NOT
                                                                                        OWNED)

225    ERIE, PA (MARKET)              33,373    $  328,944     $    9.86      100.0%    Bed Bath & Beyond #447(2013), TARGET(NOT
                                                                                        OWNED)

226    MONACA, PA                    253,110    $1,930,102     $    7.71       98.9%    Lowe's #500(2017), Shop 'N Save(2019)

South Carolina

227    CAMDEN, SC                    180,127    $1,149,598     $    6.63       96.3%    WINN DIXIE STORES #2174(2011), BELK
                                                                                        #227(2015), WAL-MART SUPER CENTER(NOT
                                                                                        OWNED)

228    CHARLESTON, SC                196,048    $1,509,756     $    8.01       96.1%    Food Lion #933(2011), Wal-Mart #1748(2011)

229    COLUMBIA, SC (HARBISON)       252,689    $2,317,722     $   12.41       73.9%    Barnes & Noble #2688(2011), Marshall's
                                                                                        #458(2007), OfficeMax #640(2011)

230    MT. PLEASANT, SC              209,139    $2,103,657     $   10.06      100.0%    PIGGLY WIGGLY #29-4(2012), OFFICE DEPOT #
                                                                                        2002(2010), T.J. MAXX #780 -3(2007),
                                                                                        MARSHALL'S OF MA, INC.(2011), WAL-MART(NOT
                                                                                        OWNED)

231    N. CHARLESTON, SC             294,471    $1,949,010     $    6.79       97.5%    WAL-MART STORES #1359(2009), OFFICE MAX
                                                                                        #342(2007), HELIG MEYERS(NOT OWNED),
                                                                                        SERVICE MERCHANDISE(NOT OWNED)

232    ORANGEBURG, SC                 50,760    $  500,667     $    9.86       100.0%   GOODY'S #282(2008), WAL-MART(NOT OWNED)


* 1. Property Developed by the Company             * SC - Shopping Center
* 2. Original IPO Property                         * MM - Mini-Mall
* Does Not Include Service Merchandise Interests   * BC - Business Center
                                                   * LC - Lifestyle Center

                                                            Property Listing 7.1

[DEVELOPERS DIVERSIFIED REALTY LOGO]

                                                            Run Date: 07/14/2003
                                                            Time:12:29:09PM
                                                            Page 18 of 21
                                  Property List *

                                                                                                                       DDR
                                                                        ZIP     TYPE OF       YEAR         YEAR      OWNERSHIP
             CENTER/PROPERTY                  LOCATION                  CODE    PROPERTY    DEVELOPED    ACQUIRED     INTEREST
------------------------------------------------------------------------------------------------------------------------------
233    S. ANDERSON, SC              CROSSROADS PLAZA                   29624      SC          1990         1994      100.00%
                                    406 HIGHWAY 28 BY-PASS

234    SIMPSONVILLE, SC             FAIRVIEW STATION                   29681      SC          1990         1994      100.00%
                                    621 FAIRVIEW ROAD

235    SUMTER, SC                   MERCHANT'S WALK                    29150      SC          1987         2003      100.00%
                                    837-839 BROAD STREET

236    UNION, SC                    WEST TOWNE PLAZA                   29379      SC          1990            2 *    100.00%
                                    U.S.HWY 176 BY-PASS #1

  South Dakota

237    WATERTOWN, SD                WATERTOWN MALL                     56401      MM          1977            2 *    100.00%
                                    1300 9TH AVENUE

  Tennessee

238    BRENTWOOD, TN                COOL SPRINGS POINTE                37027      SC          1999         2000      100.00%
                                    I-65 AND MOORE'S LANE

239    CHATTANOOGA, TN              OVERLOOK AT HAMILTON PLACE         37421      SC          1992         2003      100.00%
                                    2288 GUNBARREL ROAD

240    COLUMBIA, TN                 COLUMBIA SQUARE                    38401      SC          1993         2003      100.00%
                                    845 NASHVILLE HIGHWAY

241    FARRAGUT, TN                 FARRAGUT POINTE                    37922      SC          1991         2003      100.00%
                                    11132 KINGSTON PIKE

242    FRANKLIN, TN                 ALEXANDER PLAZA                    37064      SC          1983         2003      100.00%
                                    541 ALEXANDER PLAZA

243    GOODLETTSVILLE, TN           NORTHCREEK COMMONS                 37072      SC          1987         2003      100.00%
                                    101-139 NORTHCREEK BOULEVARD

244    HENDERSONVILLE, TN           HENDERSONVILLE LOWE'S              37075      SC          1999         2003      100.00%
                                    1050LOWE'S ROAD

245    MEMPHIS, TN                  COUNTRY BRIDGE                     38002      SC          1993         2003      100.00%
                                    9020 US HIGHWAY 64

246    MURFREESBORO, TN (MEMORIAL)  MEMORIAL VILLAGE                   37130      SC          1993         2003      100.00%
                                    710 MEMORIAL BOULEVARD

                                     OWNED
                                     GROSS         TOTAL
                                    LEASABLE    ANNUALIZED      AVERAGE     PERCENT
             CENTER/PROPERTY          AREA      BASE RENT      BASE RENT    OCCUPIED           ANCHOR TENANTS(LEASE EXPIRATION)
---------------------------------------------------------------------------------------------------------------------------------
233    S. ANDERSON, SC               81,959     $  334,004     $    4.08     100.0%     WAL-MART STORES #644(2010)

234    SIMPSONVILLE, SC             142,133     $  763,225     $    5.48      98.0%     INGLES MARKETS #41(2011), KOHL'S
                                                                                        DEPARTMENT STORES(2015)

235    SUMTER, SC                    19,140     $   86,100     $    9.41      47.8%     KROGER'S (DARK)(NOT OWNED), WAL
                                                                                        MART(NOT OWNED)

236    UNION, SC                    184,331     $  981,182     $    5.52      96.5%     WAL-MART STORES #629(2009), BELK STORES
                                                                                        SERVICES, INC.(2010), WINN DIXIE STORES
                                                                                        #1255(2010)

  South Dakota

237    WATERTOWN, SD                285,372     $1,419,979     $    7.26      68.6%     HERBERGER'S #15(2004), J.C. PENNEY #0495-
                                                                                        -4(2008), HY VEE SUPERMARKET(NOT
                                                                                        OWNED)

  Tennessee

238    BRENTWOOD, TN                201,516     $2,271,989     $   11.90      94.7%     BEST BUY #170(2014), THE SPORTS
                                                                                        AUTHORITY(2013), LINENS 'N THINGS
                                                                                        #521(2014), DSW SHOE WAREHOUSE
                                                                                        #29103(2008)

239    CHATTANOOGA, TN              214,579     $1,051,192     $    9.85      49.8%     Best Buy #4720(2014)

240    COLUMBIA, TN                  68,948     $  487,046     $    7.70      91.7%     KROGER(2014)

241    FARRAGUT, TN                  71,311     $  507,956     $    7.52      94.7%     Bi-Lo #367(2011)

242    FRANKLIN, TN                  17,999     $  158,862     $    8.83     100.0%     BIG LOTS(NOT OWNED)

243    GOODLETTSVILLE, TN            84,441     $  691,623     $    8.47      96.7%     Kroger #541(2012)

244    HENDERSONVILLE, TN           133,144     $1,214,939     $    9.12     100.0%     Lowe's(2019)

245    MEMPHIS, TN                   64,223     $  587,619     $    9.15     100.0%     Kroger(2012)

246    MURFREESBORO, TN (MEMORIAL)  117,750     $  784,738     $    6.89      96.7%     Albertson's (Dark) #4730(2014)

* 1. Property Developed by the Company  * SC - Shopping Center

* 2. Original IPO Property              * MM - Mini-Mall

                                        * BC - Business Center

                                        * LC - Lifestyle Center

* Does Not Include Service Merchandise Interests

                                                            Property Listing 7.1

[DEVELOPERS DIVERSIFIED REALTY LOGO]

                                                            Run Date: 07/14/2003
                                                            Time:12:29:09PM
                                                            Page 19 of 21
                                  Property List *

                                                                                                                       DDR
                                                                        ZIP     TYPE OF       YEAR         YEAR      OWNERSHIP
             CENTER/PROPERTY                  LOCATION                  CODE    PROPERTY    DEVELOPED    ACQUIRED     INTEREST
------------------------------------------------------------------------------------------------------------------------------
247   MURFREESBORO, TN (TOWNE)      TOWNE CENTRE                       37129       SC         1998         2003      100.00%
                                    OLD FORT PARKWAY

248   NASHVILLE, TN                 THE MARKETPLACE                    37209       SC         1998         2003      100.00%
                                    CHARLOTTE PIKE

  Texas

249   FRISCO, TX                    FRISCO MARKETPLACE                 75035       SC         2001         2003      100.00%
                                    7010 PRESTON ROAD,

250   FT. WORTH, TX                 EASTCHASE MARKET                   76112       SC         1995         1996       50.00%
                                    SWC EASTCHASE PKWY & I-30

251   FT. WORTH, TX (FOSSIL CREEK)  FOSSIL CREEK                       76137       SC         1991         2002      100.00%
                                    WESTERN CENTER BLVD

252   IRVING, TX                    MACARTHUR MARKETPLACE              75063       SC         1999         2003      100.00%
                                    MARKET PLACE BOULEVARD

253 LEWISVILLE, TX (LAKEPOINTE)     LAKEPOINTE CROSSINGS               75067       SC         1991         2002      100.00%
                                    S STEMMONS FREEWAY

254   MCKINNEY, TX                  MCKINNEY MARKETPLACE               75070       SC         2000         2003      100.00%
                                    US HWY 75 & EL DORADO PKWY

255   MESQUITE, TX                  THE MARKETPLACE AT TOWN CENTE      75150       SC         2001         2003      100.00%
                                    SOUTHBOUND FRONTAGE RD I 635

256   NACOGDOCHES, TX               NACOGDOCHES MARKETPLACE            75961       SC         1999         2003      100.00%
                                    4604 NORTH STREET

257   SAN ANTONIO, TX               LA PLAZA DEL NORTE                 78216       SC         1996         1997       35.00%
                                    125 NE LOOP 410

258   SAN ANTONIO, TX (BANDERA PT)  BANDERA POINT NORTH                78227       SC         2001            1 *    100.00%
                                    STATE LOOP 1604/BANDERA ROAD

  Utah

259   LOGAN, UT                     FAMILY PLACE @ LOGAN               84321       SC         1975         1998      100.00%
                                    400 NORTH STREET

                                     OWNED
                                     GROSS         TOTAL
                                    LEASABLE    ANNUALIZED      AVERAGE     PERCENT
             CENTER/PROPERTY          AREA      BASE RENT      BASE RENT    OCCUPIED           ANCHOR TENANTS(LEASE EXPIRATION)
-----------------------------------------------------------------------------------------------------------------------------------
247   MURFREESBORO, TN (TOWNE)      108,180     $1,173,914     $   11.42      95.0%    T.J. Maxx #579(2008), Books-A-Million(2007),
                                                                                       LOWE'S(NOT OWNED), TOYS R US(NOT
                                                                                       OWNED), TARGET(NOT OWNED)

248   NASHVILLE, TN                 167,795     $1,618,902     $    9.65     100.0%    Lowe's(2019), WAL MART(NOT OWNED)

  Texas

249   FRISCO, TX                     97,393     $  498,191     $    5.21      98.2%    Kohl's(2023)

250   FT. WORTH, TX                 205,017     $2,012,161     $   13.08      75.0%    UNITED ARTISTS THEATRE #33306(2012),
                                                                                       PETSMART #182(2011), ROSS DRESS FOR LESS
                                                                                       #351-1(2006), TARGET(NOT OWNED), TOYS R
                                                                                       US(NOT OWNED), OFFICE DEPOT(NOT OWNED)

251   FT. WORTH, TX (FOSSIL CREEK)   68,515     $  805,628     $   16.07      73.2%

252   IRVING, TX                    217,676     $1,488,883     $    6.84     100.0%    Kohl's #410(2021), Regal Cinemas(2019), SAM'S
                                                                                       CLUB(NOT OWNED), WAL MART(NOT OWNED)

253   LEWISVILLE, TX (LAKEPOINTE)   311,039     $3,106,423     $   11.21      89.1%    THE ROOMSTORE #1055(2007), PETsMART
                                                                                       #176(2009), BEST BUY #258(2010), ACADEMY
                                                                                       SPORTS(2016), MARDEL CHRISTIAN
                                                                                       BOOKSTORE(2012), TOYS R' US(NOT OWNED),
                                                                                       SERVICE MERCHANDISE(NOT OWNED),
                                                                                       GARDEN RIDGE(NOT OWNED)

254   MCKINNEY, TX                  118,971     $1,172,754     $   10.57      93.3%    Kohl's(2021)

255   MESQUITE, TX                  141,863     $1,783,039     $   12.57     100.0%    Ultimate Electronics(2018), Linen 'N Things
                                                                                       (2013), Michael's(2012), Ross Dress For Less
                                                                                       (2013), KOHL'S(NOT OWNED)

256   NACOGDOCHES, TX                57,413     $  568,630     $    9.90     100.0%    Goody's #290(2014), Staples(2014)

257   SAN ANTONIO, TX               310,470     $4,000,908     $   13.51      95.4%    ROSS STORES, INC. #373(2007), DSW SHOE
                                                                                       WAREHOUSE(2007), BEST BUY
                                                                                       COMPANY#201(2012), OSHMAN'S SPORTING
                                                                                       GOODS #236(2017), OFFICE MAX #406(2012),
                                                                                       BEALL'S #257(2014)

258   SAN ANTONIO, TX (BANDERA PT)  278,727     $3,983,017     $   14.37      99.5%    T.J. MAXX(2011),LINENS 'N THINGS # 594(2012),
                                                                                       OLD NAVY #6499(2006), ROSS DRESS FOR
                                                                                       LESS(2012), BARNES & NOBLE # 2055(2011),
                                                                                       TARGET(NOT OWNED), LOWE'S(NOT OWNED)

  Utah

259   LOGAN, UT                      19,200     $   97,560     $   13.55      37.5%    RITE AID(NOT OWNED)

* 1. Property Developed by the Company  * SC - Shopping Center

* 2. Original IPO Property              * MM - Mini-Mall

                                        * BC - Business Center

                                        * LC - Lifestyle Center

* Does Not Include Service Merchandise Interests

                                                            Property Listing 7.1

DEVELOPERS DIVERSIFIED REALTY LOGO

                                                            Run Date: 07/14/2003
                                                            Time:12:29:09PM
                                                            Page 20 of 21

                                 Property List *

                                                                                                                       OWNED
                                                                                                            DDR        GROSS
                                                               ZIP     TYPE OF     YEAR         YEAR     OWNERSHIP   LEASABLE
      CENTER/PROPERTY                    LOCATION             CODE    PROPERTY   DEVELOPED    ACQUIRED    INTEREST     AREA
----------------------------    ---------------------------   -----   --------   ---------    --------   ---------   --------
260 MIDVALE, UT                 FAMILY CENTER AT FORT UNION   84047      SC        1973         1998      100.00%     661,649
                                50
                                900 EAST FT UNION BLVD

261 OGDEN, UT                   FAMILY CENTER AT OGDEN        84404      SC        1977         1998      100.00%     162,316
                                5-POINT
                                21-129 HARRISVILLE ROAD

262 OREM, UT                    FAMILY CENTER AT OREM         84058      SC        1991         1998      100.00%     150,667
                                1300 SOUTH STREET

263 RIVERDALE, UT               FAMILY CENTER AT RIVERDALE    84405      SC        1995         1998      100.00%     590,313
                                510
                                1050 WEST RIVERDALE ROAD

264 SALT LAKE CITY, UT (33RD)   FAMILY PLACE @ 33RD SOUTH     84115      SC        1978         1998      100.00%      35,459
                                3300 SOUTH STREET

265 TAYLORSVILLE, UT            FAMILY CENTER AT MIDVALLEY    84123      SC        1982         1998      100.00%     710,713
                                503
                                5600 SOUTH REDWOOD

Vermont

266 BERLIN, VT                  BERLIN MALL                   05602      MM        1986         2 *       100.00%     174,515
                                282 BERLIN MALL RD., UNIT
                                #28

Virginia

267 CHESTER, VA                 BERMUDA SQUARE                23831      SC        1978         2003      100.00%     107,660
                                12607-12649 JEFFERSON DAVIS

268 FAIRFAX, VA                 FAIRFAX TOWNE CENTER          22033      SC        1994         1995       20.00%     253,941
                                12210 FAIRFAX TOWNE CENTER

269 LYNCHBURG, VA               CANDLERS STATION              24502      SC        1990         2003      100.00%     275,765
                                3700 CANDLERS MOUNTAIN ROAD

270 MARTINSVILLE, VA            LIBERTY FAIR MALL             24112      MM        1989         2 *        50.00%     435,057
                                240 COMMONWEALTH BOULEVARD

271 MIDLOTHIAN, VA              GENITO CROSSING               23112      SC        1985         2003      100.00%      79,407
                                HULL STREET ROAD

272 PULASKI, VA                 MEMORIAL SQUARE               24301      SC        1990         2 *       100.00%     143,299
                                1000 MEMORIAL DRIVE

                                   TOTAL
                                 ANNUALIZED    AVERAGE    PERCENT
      CENTER/PROPERTY             BASE RENT   BASE RENT   OCCUPIED    ANCHOR TENANTS(LEASE EXPIRATION)
----------------------------     ----------   ---------   --------    --------------------------------
260 MIDVALE, UT                  $6,932,023    $ 10.62       98.6%    MERVYN'S #M-0065A(2005), BABIES R US
                                                                      #9568(2014), OFFICE MAX #126(2007),
                                                                      SMITH'S
                                                                      FOOD & DRUGS#85(2024), MEDIA PLAY
                                                                      #8122(2016), BED BATH & BEYOND
                                                                      #198(2014),
                                                                      ROSS DRESS FOR LESS #502(2011),
                                                                      WAL-MART
                                                                      STORES #2207(2015)

261 OGDEN, UT                    $  760,307    $  5.54       84.6%    HARMONS(2012)

262 OREM, UT                     $1,524,289    $ 10.12      100.0%    KIDS R US # 1347(2011), MEDIA PLAY
                                                                      #8120(2015), OFFICE DEPOT #538(2008),
                                                                      JO-ANN
                                                                      FABRICS AND CRAFTS#1756(2012), R.C.
                                                                      WILLEY(NOT OWNED), TOYS R US(NOT
                                                                      OWNED)

263 RIVERDALE, UT                $4,454,585    $  7.86       96.0%    TARGET SUPERSTORE #1753(2017), MAY
                                                                      COMPANY(2011), OFFICE MAX #76(2008),
                                                                      GART
                                                                      SPORTS #326(2012), SPORTMAN'S
                                                                      WAREHOUSE(2009), MEDIA PLAY(2016),
                                                                      CIRCUIT
                                                                      CITY#3349(2016)

264 SALT LAKE CITY, UT (33RD)    $  266,744    $  8.69       86.6%

265 TAYLORSVILLE, UT             $6,921,470    $ 10.55       92.3%    JOLENE'S(2003), MEDIA PLAY
                                                                      #8121(2015),
                                                                      OFFICE MAX #127(2008), CIRCUIT CITY
                                                                      #3353(2016), PETSMART #168(2012),
                                                                      SHOPKO
                                                                      #085(2014), GART SPORTS #324(2017),
                                                                      24 HOUR
                                                                      FITNESS(2017), BED, BATH & BEYOND
                                                                      #270(2015), ROSS DRESS FOR LESS(2014),
                                                                      HARMONS SUPERSTORE(NOT OWNED)
Vermont

266 BERLIN, VT                   $1,542,425    $  8.93       99.0%    WAL-MART STORES #2682(2014), J.C.
                                                                      PENNEY
                                                                      #2342(2009)

Virginia

267 CHESTER, VA                  $  987,354    $  9.92       92.4%    Ukrop's(2008)

268 FAIRFAX, VA                  $4,283,199    $ 16.87      100.0%    SAFEWAY #1431(2019), T.J. MAXX
                                                                      #106(2009),
                                                                      TOWER RECORDS#822(2009), BED, BATH &
                                                                      BEYOND#65(2010), UNITED ARTISTS
                                                                      #33191(2014)

269 LYNCHBURG, VA                $1,797,409    $  8.08       80.6%    Goody's #174(2004), Movies 10
                                                                      #113(2015), Circuit
                                                                      City(2009), Staples #0319(2013), T.J.
                                                                      Maxx
                                                                      #797(2009), TOYS "R" US(NOT OWNED)

270 MARTINSVILLE, VA             $2,746,793    $  7.02       89.9%    GOODY'S #166(2006),
                                                                      BELK/LEGGETTS(2009),
                                                                      J.C. PENNEY #3010(2009), SEARS #2094
                                                                      -4(2009), OFFICEMAX #744(2012), KROGER
                                                                      #R-350(2017)

271 MIDLOTHIAN, VA               $  717,071    $  9.03      100.0%    Food Lion #299(2005)

272 PULASKI, VA                  $  809,489    $  6.25       90.4%    WAL-MART STORES #1652(2011), FOOD LION
                                                                      #799-2(2011)

* 1. Property Developed by the Company  * SC - Shopping Center
* 2. Original IPO Property              * MM - Mini-Mall
                                        * BC - Business Center
                                        * LC - Lifestyle Center
* Does Not Include Service Merchandise Interests

                                                            Property Listing 7.1

DEVELOPERS DIVERSIFIED REALTY LOGO

                                                            Run Date: 07/14/2003
                                                            Time:12:29:09PM
                                                            Page 21 of 21

                                  Property List *

                                                                                                                         OWNED
                                                                                                               DDR       GROSS
                                                                 ZIP      TYPE OF     YEAR         YEAR     OWNERSHIP   LEASABLE
      CENTER/PROPERTY                      LOCATION              CODE    PROPERTY   DEVELOPED    ACQUIRED    INTEREST     AREA
----------------------------    -----------------------------   ------   --------   ---------    --------   ---------   --------
273 WINCHESTER, VA              APPLE BLOSSOM CORNERS            22601      SC         1990           2 *     20.00%     240,560
                                2190 S. PLEASANT VALLEY

 Washington

274 BELLINGHAM, WA              MERIDIAN VILLAGE SHOPPING CTR    98226      SC         1979        2000       20.00%     208,422
                                NE CORNER G MERIDIAN/TELEGRAPH

275 EVERETT, WA                 PUGET PARK                       98204      SC         1981        2001       20.00%      40,958
                                520 128TH STREET SW

 West Virginia

276 BARBOURSVILLE, WV           OFFICE MAX CENTER                25504      SC         1985        1998      100.00%      70,900
                                5-13 MALL ROAD

 Wisconsin

277 BROOKFIELD, WI (SW)         SHOPPERS WORLD OF BROOKFIELD     53005      SC         1967        2003      100.00%     190,142
                                NORTH 124TH STREET AND WEST CA

278 BROWN DEER, WI (CENTER)     MARKET PLACE OF BROWN DEER       53209      SC         1989        2003      100.00%     143,372
                                NORTH GREEN BAY ROAD

279 BROWN DEER, WI (MARKET)     BROWN DEER CENTER                53209      SC         1967        2003      100.00%     266,716
                                NORTH GREEN BAY ROAD

280 MILWAUKEE, WI               POINT LOOMIS                     53221      SC         1962        2003      100.00%     160,533
                                SOUTH 27TH STREET

281 MILWAUKEE, WI (SOUTH)       SOUTHGATE MARKETPLACE            53215      SC         1951        2003      100.00%      54,913
                                SOUTH 27TH STREET

282 WEST ALLIS, WI (WEST)       WEST ALLIS CENTER                53214      SC         1968        2003      100.00%     383,967
                                WEST CLEVELAND AVE. AND S. 108

                                                                                           Grand Total:               50,344,743
                                                                                           ============               ==========

                                  TOTAL
                                ANNUALIZED     AVERAGE    PERCENT
      CENTER/PROPERTY           BASE RENT     BASE RENT   OCCUPIED    ANCHOR TENANTS(LEASE EXPIRATION)
----------------------------   ------------   ---------   --------    --------------------------------
273 WINCHESTER, VA             $  2,270,576    $  9.53      99.0%     MARTIN'S FOOD STORE #78(2040), KOHL'S
                                                                      #283(2018), OFFICE MAX #844(2012),
                                                                      BOOKS-A-MILLION #954(2008)

 Washington

274 BELLINGHAM, WA             $  1,904,114    $  9.79      93.4%     CIRCUIT CITY #3326(2015), HOME DEPOT INC.,
                                                                      #4715(2013), PAYLESS DRUG #05240(2004)

275 EVERETT, WA                $    472,630    $ 12.67      91.1%     ALBERTSON'S(NOT OWNED)

 West Virginia

276 BARBOURSVILLE, WV          $    263,287    $  3.71     100.0%     DISCOUNT EMPORIUM(2006), OFFICEMAX
                                                                      #263(2006), VALUE CITY(NOT OWNED)

 Wisconsin

277 BROOKFIELD, WI (SW)        $  1,451,619    $  7.63     100.0%     T.J. Maxx #202(2005), Marshall's Mega Store(2004),
                                                                      Officemax #16(2005), Burlington Coat Factory
                                                                      #112(2007)

278 BROWN DEER, WI (CENTER)    $    990,835    $  7.47      92.5%     Marshall's Mega Store(2004), Pick 'N Save(2005)

279 BROWN DEER, WI (MARKET)    $  1,932,674    $  7.25     100.0%     Kohl's #44(2023), Michael's(2012), Officemax
                                                                      #17(2005), T.J. Maxx/Burlington#201(2008), Old
                                                                      Navy(2012)

280 MILWAUKEE, WI              $    707,571    $  4.41     100.0%     Kohl's #43(2007), Pick 'N Save(2007)

281 MILWAUKEE, WI (SOUTH)      $    380,753    $  7.85      88.3%     Always 99C(2011), MOVIES 10(NOT OWNED), WAL
                                                                      MART(NOT OWNED)

282 WEST ALLIS, WI (WEST)      $  1,392,012    $  5.35      67.7%     Kohl's #41(2008), Marshall's Mega Store(2004), Pick
                                                                      'N Save(2008)

                               $489,416,616
                               ============

* 1. Property Developed by the Company      * SC - Shopping Center
* 2. Original IPO Property                  * MM - Mini-Mall
                                            * BC - Business Center
                                            * LC - Lifestyle Center
* Does Not Include Service Merchandise Interests

                                                            Property Listing 7.1

DEVELOPERS DIVERSIFIED REALTY
Quarterly Financial Supplement
For the six months ended June 30, 2003

                              INVESTOR INFORMATION
                          DEVELOPERS DIVERSIFIED REALTY
                                  WWW.DDRC.COM
                 3300 Enterprise Parkway / Beachwood, Ohio 44122
                    Phone: (216) 755-5500 Fax: (216) 755-1500

                               OFFICERS                                                     BOARD OF DIRECTORS
                               --------                                                     ------------------
Scott A. Wolstein, Chairman of the Board &                                Scott A. Wolstein, Chairmanof the Board
Chief Executive Officer                                                   Chief Executive Officer, Developers Diversified Realty

David M. Jacobstein, President and                                        David M. Jacobstein, President & Chief Operating Officer,
Chief Operating Officer                                                   Developers Diversified Realty

Daniel B. Hurwitz,                                                        Daniel B. Hurwitz, Executive Vice President
Executive Vice President                                                  Developers Diversified Realty

James A. Schoff, Senior Investment Officer                                Albert T. Adams, Director
                                                                          Chairman, Cleveland Office - Baker & Hostetler LLP
Joan U. Allgood, Sr. Vice President of Corporate Affairs and Governance
                                                                          Dean S. Adler, Director
Timothy J. Bruce, Sr. Vice President of Development                       Principal - Lubert-Adler Management, Inc

William H. Schafer, Sr. Vice President & Chief Financial Officer          Terrance R. Ahern, Director
                                                                          Principal - The Townsend Group

Richard E. Brown, Sr. Vice President of Real Estate Operations
                                                                          Robert Gidel, Director
Joseph G. Padanilam, Vice President of Acquisitions and Dispositions      Managing Partner - Liberty Partners, LP

David E. Weiss, Vice President and General Counsel                        Victor B. MacFarlane, Founder and Managing Principal
                                                                          MacFarlane Partners, LLC

Ralph J. Conti, Vice President and Director of Development
                                                                          Barry Sholem, Director
Susan Hennessey, Vice President of Human Resources                        Chairman, DLJ Real Estate Capital Partners

Steven M. Dorsky, Vice President of Leasing - Northeast                   Craig Macnab, Director
                                                                          Managing Partner, Tandem Capital
Robin Walker-Gibbons, Vice President of Leasing - Southeast

Anthony L. Vodicka, Vice President of Leasing - West

Michelle A. Mahue, Vice President of Investor Relations

DEVELOPERS DIVERSIFIED REALTY
Quarterly Financial Supplement
For the six months ended June 30, 2003

                        INVESTOR INFORMATION (CONTINUED)

RESEARCH COVERAGE
AG Edwards
Bill Camp                 (314) 955-5368

Deutsche Bank Alex Brown
Lou Taylor                (212) 250-4912

Goldman Sachs
David Kostin              (212) 902-6781
Michael Bilerman          (212) 902-1970

JP Morgan
Mike Mueller              (212) 622-6689

Green Street Advisors
Greg Andrews              (949) 640-8780
Barb Hoogland             (949) 640-8780

Hilliard Lyons
Tony Howard               (502) 588-1142

McDonald & Company
Richard Moore             (216) 443-2815
Richard Sweigard          (216) 563-2501

Merrill Lynch
Steve Sakwa               (212) 449-0335
Craig Schmidt             (212) 449-1944

Morgan Stanley
Matthew Ostrower          (212) 761-6284
Alan Calderon             (212) 761-8564

Prudential Securities
Jim Sullivan              (212) 778-2515

TRANSFER AGENT
National City Bank
Corporate Trust Operations
P.O. Box 92301
Cleveland, Ohio  44193-0900
1-800-622-6757

INVESTOR RELATIONS
Michelle A. Mahue
VP of Investor Relations
Phone: (216) 755-5455
Fax: (216) 755-1455
Email: mmahue@ddrc.com

DEVELOPERS DIVERSIFIED REALTY
Quarterly Financial Supplement
For the six months ended June 30, 2003

                  SUMMARY OF JOINT VENTURE CAPITAL TRANSACTIONS

              ACQUISITIONS, DISPOSITIONS, DEVELOPMENTS & EXPANSIONS
                  FOR THE SIX MONTH PERIOD ENDED JUNE 30, 2003

                                                        Six
                                                    Months Ended     Year Ended     Year Ended       Year Ended     Year Ended
                                                      June 30,      December 31,    December 31,    December 31,    December 31,
                                                        2003            2002           2001             2000           1999
                                                        ----            ----           ----             ----           ----
Acquisitions/Transfers                               $  398.4       $   53.0        $  213.1        $   91.2(6)     $   96.5(8)
Completed Expansions                                      4.4            9.0             2.3             6.2             3.3
Developments & Construction in Progress                  35.1           48.6           103.7           114.7           169.0
Tenant Improvements & Building Renovations (1)            0.3            1.6             4.9             1.9             1.5
Other Real Estate Investments                             0.0          161.8(3)          0.0             0.0             0.0
Minority Equity Investment in AIP                         0.0            0.0          (135.0)(5)        (2.2)           42.2
                                                     --------       --------        --------        --------        --------
                                                     $  438.2       $  274.0        $  189.0        $  211.8        $  312.5

Less:  Real Estate Sales and Dispositions           ($  216.3)(2)  ($  361.4)(4)   ($   16.9)      ($  115.9)(7)   ($   26.5)(9)
                                                     --------       --------        --------        --------        --------
Joint Venture Totals (Millions)                      $  221.9       $  (87.4)       $  172.1        $   95.9        $  286.0
================================================================================================================================

(1) The Company estimates recurring capital expenditures, including tenant improvements, of $1.6 million associated with its joint venture portfolio during 2003.

(2) In addition to the sales listed in the disposition section, this balance includes the disposition of a shopping center in Dayton, OH, the sale of an outparcel, the transfer of the Leawood, KS and Suwanee, GA shopping centers to DDR and the rejection of a lease at one of the Service Merchandise.

(3) Amount represents the net cost of assets acquired from Service Merchandise pursuant to the designation rights agreement.

(4) Includes transfers to DDR in the aggregate amounts of $58.7 million, $38.7 million, $25.6 million and $30.6 million relating to shopping centers in Plainville, CT, Independence, MO, Canton, OH and San Antonio, TX, respectively. This amount also includes sales of shopping centers in Denver, CO; Hagerstown, MD; Salem, NH, Eatontown, NJ, Durham, NC and Round Rock, TX and the sales of outlot parcels in Round Rock, TX and San Antonio, TX.

(5) The balance reflects the consolidation of the assets formerly owned by American Industrial Properties (AIP) during 2nd quarter 2001.

(6) Includes transfers from DDR to joint ventures in the aggregate amount of $39.6 million relating to a development project in San Antonio, TX, a transfer of a Phoenix, AZ property, and the outparcel land at Round Rock, TX.

(7) Includes transfers to DDR in the aggregate amount of $76.7 million relating to the Nassau Pavillion development project, two former DDR/Oliver McMillan projects, and Phase II of the Salisbury, MD development project. All of which were previously accounted for through joint ventures.

(8) Includes a transfer of $20.4 million from DDR relating to the development project in Coon Rapids, MN and the transfer of the 13 remaining Best Products sites from the Retail Value Fund, which had an aggregate cost basis of $43.9 million at December 31, 1999.

(9) Includes a transfer of the Everett development project to DDR and the Salem development project to DD Development Co.

                               Summary of Joint Venture Capital Transactions 5.1

DEVELOPERS DIVERSIFIED REALTY
Quarterly Financial Supplement
For the six months ended June 30, 2003

                            JOINT VENTURE ACQUISTIONS
                  FOR THE SIX MONTH PERIOD ENDED JUNE 30, 2003

                                                                                 DDR's              Joint
                                                   Cost        Acquistion      Ownership           Venture
    Property Location                GLA        (Millions)        Date        Percentage           Partner
    -----------------                ---        ----------        ----        ----------           -------
Phoenix, AZ                        296,153       $  27.4         1/2/2003        67.00%      Church Family Trust
Pasadena, CA                       556,163       $ 113.5        1/16/2003        25.00%         Lehman Brothers
Suwanee, GA (1)                    306,206       $  32.0        3/13/2003        49.00%        Hendon Properties
JDN Realty Corporation (2)               -       $   7.4        3/13/2003      Various              Various
DDR Markaz LLC                   1,444,251       $ 169.7         5/9/2003        20.00%              Markaz
Kansas City, MO                    712,015       $  48.4        6/11/2003        20.00%           Coventry II
----------------------------------------------------------------------------------------------------------------
Total                            3,314,788       $ 398.4
================================================================================================================

(1) This joint venture interest was acquired as part of the JDN acquisition and transferred to DDR April 2003.

(2) Included in the JDN acquisition was the interest in three joint ventures that own vacant parcels of land held for development or sale.

                           JOINT VENTURE DISPOSITIONS
                  FOR THE SIX MONTH PERIOD ENDED JUNE 30, 2003

                                                Gross Sale                    DDR's                       Joint
                                                 Proceeds                   Ownership                    Venture
   Property Location                    GLA     (Millions)    Sale Date     Percentage                   Partner
   -----------------                    ---     ----------    ---------     ----------                   -------
San Diego, CA                         440,228     $ 95.0       3/27/2003       80.00%                   DRA Advisors
Kansas City, MO                        15,205     $  2.6       4/23/2003       24.75%    Prudential & Coventry Real Estate Partners
St. Louis, MO                         211,045     $ 22.0       6/19/2003       50.00%                   DRA Advisors
Service Merchandise locations         743,834     $ 28.2         Various       25.00%                      Various
-----------------------------------------------------------------------------------------------------------------------------------
Total                               1,410,312     $147.8
===================================================================================================================================

                                 Joint Venture Acquisitions and Dispositions 5.2

DEVELOPERS DIVERSIFIED REALTY
Quarterly Financial Supplement
For the six months ended June 30, 2003

               JOINT VENTURE EXPANSION AND REDEVELOPMENT PROJECTS
                  FOR THE SIX MONTH PERIOD ENDED JUNE 30, 2003

                            DDR's               Joint
                          Ownership            Venture
PROJECTS COMPLETED       Percentage            Partner                   Description                                    Not Shown
---------------------------------------------------------------------------------------------------------------------------------
Shawnee, KS                 23.51%         Prudential Real        Relocated tenant to accommodate                        2.562804
                                           Estate Investors       a 25,000 sf expansion creating a
                                                                  65,000 sf Price Chopper (opened 5/03).

N. Olmsted, OH              79.57%        Hendon Properties       Expansion of existing center to create                 1.884497
                                                                  an additional 16,607 sf of small retail shops,
                                                                  including a Dollar Tree (opened 9/02),
                                                                  and the addition of a 4,500 sf outparcel
                                                                  for the  Vitamin Shoppe (11/02).
-----------------------------------
Total Cost (Millions)    $      4.4                                                                                      4.447301
-----------------------------------

PROJECTS IN PROGRESS     Percentage                                                                                     Not Shown
---------------------------------------------------------------------------------------------------------------------------------

San Ysidro, CA                   20%        Prudential Real       Relocation of several small shop tenants in the        5.314392
                                           Estate Investors       shopping center to accommodate a 30,000 sf Ross
                                                                  Dress for Less and a 31,050 sf Marshall's, both
                                                                  scheduled to open in 4th quarter 2003.

Deer Park, IL                 24.75%   Poag & McEwen/Prudential   Expansion of the existing center to create a          12.846949
                                        Real Estate Investors     50,000 sf Century Theater (scheduled to open
                                                                  4/04) and to create an additional 23,800 sf of
                                                                  small retail specialty shops and two outparcels.
-----------------------------------
Total Cost (Millions)    $     18.2                                                                                     18.161341
-----------------------------------

                                                                                                                        Not Shown

                                  Joint Venture Expansions and Redevelopment 5.2

DEVELOPERS DIVERSIFIED REALTY
Quarterly Financial Supplement
For the six months ended June 30, 2003

                  SUMMARY OF JOINT VENTURE DEVELOPMENT PROJECTS
                  FOR THE SIX MONTH PERIOD ENDED JUNE 30, 2003

                                                                                               DDR's
                                                      DDR's       Joint           Total    Proportionate    Substantial
                                      Total         Ownership    Venture          Cost         Cost          Completion
Projects Substantially Completed       GLA         Percentage    Partner       (Millions)   (Millions)          Date
-----------------------------------------------------------------------------------------------------------------------
Long Beach, CA (CityPlace)            436,440        24.75%        RVIP         $   56.0   $        13.9        2002
(Phase I & II)                                                                                               (Phase I)

                                                                                                              2nd Half
                                                                                                                2003
                                                                                                             (Phase II)

Projects in Progress
-----------------------------------------------------------------------------------------------------------------------
Jefferson County (St. Louis), MO      330,051(1)      50.0%      Sansone        $    9.7   $         4.9        2004

Austin, TX                            496,604(1)        (2)    David Berndt     $   31.0   $         3.8      2nd Half
                                                               Interests/RVIP                                   2003

-----------------------------------------------------------------------------------------------------------------------
Joint Venture Development Totals    1,263,095                                   $   96.7   $        22.6
=======================================================================================================================

Projects Substantially Completed                       Major Tenants
------------------------------------------------------------------------------------------
Long Beach, CA (CityPlace)          Phase I: Wal*Mart, Nordstrom Rack, Ross Dress for
(Phase I & II)                      Less, Albertson's Anna's Linens and Sav-On.

                                    Phase II: 71,000 square feet of additional small shop
                                    retail.

Projects in Progress
------------------------------------------------------------------------------------------
Jefferson County (St. Louis), MO    Target, Home Depot, Shoe Carnival, Deal$, Sally Beauty

Austin, TX                          Target, Toys 'R Us, Hobby Lobby, Ultimate Electronics,
                                    Ross Dress for Less, Linens 'N Things, PetsMart

------------------------------------------------------------------------------------------
Joint Venture Development Totals
==========================================================================================

Notes:

(1)  Includes square footage which will not be Company owned.

(2) This project is currently being funded through a construction loan. DDR, Prudential, and Coventry will enter into a joint venture partnership when the project's shell construction is complete, at which time DDR will have a 12.375% ownership interest, until the buyout of David Berndt Interests occurs, at which time DDR will have a 24.75% ownership interest. The cash flow distributions for the RVIP partnership will be made at the following percentages (1% Coventry; 24.75% DDR; and 74.25% Prudential) up to a leveraged 10% preferred return on equity. Once the limited partners (DDR and Prudential) have received a 10% preferred return and return of equity, the promote structure with 33% distributed to Coventry (79% owned by DDR) goes into effect.

                                                 Joint Venture Developments 5.2

DEVELOPERS DIVERSIFIED REALTY
Quarterly Financial Supplement
For the six months ended June 30, 2003

                            JOINT VENTURE DEVELOPMENT
                  ASSETS PLACED IN SERVICE AS OF JUNE 30, 2003

                                     Assets Placed                       DDR's Current
                                       in Service                     Proportionate Share
Date                                   (Millions)                          (Millions)
-----------------------------------------------------------------------------------------
As of December 31, 2002                 $  38.3                              $ 10.1
1st Quarter 2003                        $   1.9                              $  0.5
2nd Quarter 2003                        $   4.0                              $  1.5
3rd Quarter 2003                        $   7.2                              $  1.9
4th Quarter 2003                        $  24.3                              $  3.8
During 2004 and Thereafter              $  21.0                              $  4.8
-----------------------------------------------------------------------------------------
Total                                   $  96.7                              $ 22.6
=========================================================================================

                            JOINT VENTURE DEVELOPMENT
                      FUNDING SCHEDULE AS OF JUNE 30, 2003

                                             DDR's           JV Partners'     Proceeds from
                                         Proportionate      Proportionate      Construction
                                             Share              Share             Loans           Total
                                           (Millions)         (Millions)        (Millions)      (Millions)
                                         --------------     -------------     -------------     ----------
Funded as of June 30, 2003                   $  8.8            $  19.3            $ 56.5          $ 84.6
Projected Net Funding During 2003               0.4                0.9               3.4             4.7
Projected Net Funding Thereafter                1.6                0.0               5.8             7.4
----------------------------------------------------------------------------------------------------------
Total                                        $ 10.8            $  20.2            $ 65.7          $ 96.7
==========================================================================================================

                    Joint Venture Development Delivery and Funding Schedules 5.2